              As filed with the Securities and Exchange Commission
                                on March 2, 2005

                                        REGISTRATION NOS. 33-16439 AND 811-05159

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A


               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /X/

                             Pre-Effective Amendment No. ___                 / /

                             Post-Effective Amendment No. 47                 /X/

                     REGISTRATION STATEMENT UNDER THE INVESTMENT             /X/
                               COMPANY ACT OF 1940                           /X/
                                Amendment No. 49


                               RS INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                                388 Market Street
                         San Francisco, California 94111
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (800) 766-3863

                                 TERRY R. OTTON
                               c/o RS Investments
                                388 Market Street
                         San Francisco, California 94111
                     (Name and Address of Agent for Service)


                                    Copies to:
                            TIMOTHY W. DIGGINS, Esq.
                                Ropes & Gray LLP
                             One International Place
                              Boston, MA 02110-2624


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment.

It is proposed that this filing will become effective (check appropriate box)
/ /   immediately upon filing pursuant to paragraph (b)
/ /   on November 30, 2004 pursuant to paragraph (b)
/X/   60 days after filing pursuant to paragraph (a)(1)
/ /   on [date] pursuant to paragraph (a)(1)
/ /   75 days after filing pursuant to paragraph (a)(2)
/ /   on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS RS INVESTMENT TRUST


                                                                     MAY 1, 2005


     CALL 1-800-766-FUND | www.RSinvestments.com


     GROWTH

     RS DIVERSIFIED GROWTH FUND

     RS EMERGING GROWTH FUND


     RS GROWTH FUND (PREVIOUSLY, RS VALUE + GROWTH FUND)


     THE INFORMATION AGE FUND(R)


     RS INTERNET AGE FUND(R)


     RS MIDCAP OPPORTUNITIES FUND

     RS SMALLER COMPANY GROWTH FUND


     VALUE


     RS GLOBAL NATURAL RESOURCES FUND


     RS PARTNERS FUND


     RS VALUE FUND (PREVIOUSLY, RS CONTRARIAN VALUE FUND)


     Call RS Investments at 1-800-766-FUND to find out more about the Funds. THIS PROSPECTUS EXPLAINS WHAT YOU SHOULD KNOW ABOUT THE FUNDS BEFORE YOU INVEST. PLEASE READ IT CAREFULLY.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                           RS|INVESTMENTS

                                TABLE OF CONTENTS


                                                                            PAGE
GROWTH FUND SUMMARIES
RS Diversified Growth Fund                                                     3
RS Emerging Growth Fund                                                        6
RS Growth Fund                                                                 8
The Information Age Fund(R)                                                   11
RS Internet Age Fund(R)                                                       15
RS MidCap Opportunities Fund                                                  18
RS Smaller Company Growth Fund                                                21

VALUE FUND SUMMARIES
RS Global Natural Resources Fund                                              24
RS Partners Fund                                                              27
RS Value Fund                                                                 30
Your Investment                                                               33
Fees and Expenses                                                             33
Additional Information About Investment Strategies and Risks                  36
Principal Risks                                                               36
Other Investment Strategies and Risks                                         41
Management of the Funds                                                       41
Portfolio Managers                                                            44
How Shares Are Priced                                                         46
How to Purchase Shares                                                        46
How to Sell Shares                                                            48
Exchanges                                                                     50
USA Patriot Act                                                               50
Dividends And Distributions                                                   51
Taxes                                                                         51
Distribution Arrangements and Rule 12b-1 Fees                                 52
Financial Highlights                                                          54
Financial Highlights                                                          56
RS Growth Fund                                                                56
RS MidCap Opportunities Fund                                                  59

RS DIVERSIFIED GROWTH FUND

INVESTMENT OBJECTIVE Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES The Fund typically invests in a diversified portfolio of small-capitalization growth companies across a broad mix of industries.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

- whether the company has experienced or has the potential for superior earnings-per-share growth;

- whether there is a possible catalyst that has the potential to drive earnings and valuations higher, such as new management or a new product launch;

-    whether the company has a superior management team.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

- the price of the security appears relatively high or attains RS Investments' price target;

-    the company's business fundamentals turn negative;

-    another investment may offer a better opportunity;

-    the stock price declines substantially below the purchase price.

Although RS Investments may consider the factors described above in purchasing or selling investments in the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes doing so may benefit the Fund, or on the basis of any of the factors described above or any other factors it may in its discretion consider.


The Fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.


PRINCIPAL INVESTMENTS The Fund invests principally in equity securities of companies with market capitalizations of up to 120% of the market capitalization of the largest company included in the Russell 2000(R) Index on the last day of the most recent quarter (currently, approximately ____ billion, based on the size of the largest company on March 31, 2005). The Fund may at times invest a substantial portion of its assets in technology companies.

PRINCIPAL RISKS You could lose some or all of your investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.


- INVESTMENT STYLE RISK A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- SMALL COMPANIES RISK Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- OVERWEIGHTING RISK Overweighting investments in an industry or sector--such as the technology sector--increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.


- UNDERWEIGHTING RISK If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

- TECHNOLOGY INVESTMENT RISK Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover of nearly 400%, and will likely experience high portfolio turnover rates in the future.

- CASH POSITION RISK To the extent the Fund holds assets in cash and cash equivalents and not in the investments described above, the ability of the Fund to meet its objective may be limited.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE __ AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE __ FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

FUND PERFORMANCE The chart and table on this page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart to the left shows changes in the Fund's performance for the past eight calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.


ANNUAL RETURN
(CALENDAR YEAR END)


97          29.45%
98          16.28%
99         150.21%
00         -26.91%
01           1.88%
02         -39.12%
03          57.91%
04           1.48%



BEST QUARTER         [Fourth Quarter 1999  62.94%]
WORST QUARTER        [Third Quarter 2001  -29.38%]


AVERAGE ANNUAL TOTAL RETURNS

(Periods Ended 12/31/04)



                                                                SINCE
                                                            INCEPTION
                                       1 YEAR    5 YEARS     (8/1/96)
Return Before Taxes                      1.48%     -6.19%       15.63%
Return After Taxes on Distributions+     1.48%     -6.58%       13.62%
Return After Taxes on Distributions
and Sale of Fund Shares+                 0.96%     -5.39%       12.68%
Russell 2000(R) Growth Index*           14.31%     -3.57%        5.12%
    (reflects no deduction for fees,
    expenses, or taxes)



+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


** The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, whicH consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS EMERGING GROWTH FUND

INVESTMENT OBJECTIVE Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests principally in smaller, rapidly growing emerging companies.


RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

-    whether the company has experienced strong revenue growth;

-    whether the company appears to have a strong competitive position;

- whether the company participates in what RS Investments considers an emerging growth industry or a niche in an established industry.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

-    the price of the security appears high relative to the company's prospects;

-    the company's financial results are disappointing.

Although RS Investments may consider the factors described above in purchasing or selling investments in the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes doing so may benefit the Fund, or on the basis of any of the factors described above or any other factors it may in its discretion consider.


The Fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.


PRINCIPAL INVESTMENTS The Fund normally invests at least 80% of its net assets in equity securities of companies that RS Investments believes have the potential for more rapid growth than the overall economy. Although the Fund may invest without limit in companies of any size, it is likely, under current market conditions, that a substantial amount of its investments will be in companies with market capitalizations of $1.5 billion or less. The Fund may at times invest a substantial portion of its assets in technology companies.

PRINCIPAL RISKS You could lose some or all of your investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.


- INVESTMENT STYLE RISK A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- SMALL COMPANIES RISK Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- OVERWEIGHTING RISK Overweighting investments in an industry or sector--such as the technology sector--increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.


- UNDERWEIGHTING RISK If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

- TECHNOLOGY INVESTMENT RISK Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover of nearly 200%, and will likely experience high portfolio turnover rates in the future.

- CASH POSITION RISK To the extent the Fund holds assets in cash and cash equivalents and not in the investments described above, the ability of the Fund to meet its objective may be limited.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE __ AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE __ FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

FUND PERFORMANCE The chart and table on this page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart above shows changes in the Fund's performance for the past 10 calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

ANNUAL RETURN
(CALENDAR YEAR END)



95                   20.32%
96                   21.53%
97                   18.54%
98                   28.02%
99                  182.56%
00                  -25.04%
01                  -27.31%
02                  -40.16%
03                   46.74%
04                   15.16%



BEST QUARTER    [Fourth Quarter 1999  75.17%]
WORST QUARTER   [Third Quarter 2001  -31.26%]



AVERAGE ANNUAL TOTAL RETURNS
(Periods Ended 12/31/04)



                                                                               SINCE
                                                                           INCEPTION
                                         1 YEAR    5 YEARS    10 YEARS    (11/30/87)
Return Before Taxes                       15.16%    -11.24%      13.20%        16.73%
Return After Taxes on Distributions+      15.16%    -11.45%      10.88%        14.55%
Return After Taxes on Distributions
and Sale of Fund Shares+                   9.85%     -9.27%      10.21%        13.94%
Russell 2000(R) Growth Index*             14.31%     -3.57%       7.12%         9.51%
     (reflects no deduction for fees,
     expenses, or taxes)



+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

- The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

 The RS Emerging Growth Fund is currently offered only to certain investors. See "Other Information About Purchasing Shares" on page __.

RS GROWTH FUND

INVESTMENT OBJECTIVE Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests principally in equity securities of growth companies.


RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

- whether the company has experienced or has the potential for superior earnings-per-share growth;

- whether there is a possible catalyst that has the potential to drive earnings and valuations higher, such as new management or a new product launch;

-    whether the company has a superior management team.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

- the price of the security appears relatively high or attains RS Investments' price target;

-    the company's business fundamentals turn negative;

-    another investment may offer a better opportunity;

-    the stock price declines substantially below the purchase price.

Although RS Investments may consider the factors described above in purchasing or selling investments in the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes doing so may benefit the Fund, or on the basis of any of the factors described above or any other factors it may in its discretion consider.


The Fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

PRINCIPAL INVESTMENTS Although it may invest in companies of any size, the Fund invests principally in equity securities of companies with market capitalizations greater than $1.5 billion. The Fund may at times invest a substantial portion of its assets in technology companies.


PRINCIPAL RISKS You could lose some or all of your investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.


- INVESTMENT STYLE RISK A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.


- MIDSIZED COMPANIES RISK Midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.


- OVERWEIGHTING RISK Overweighting investments in an industry or sector--such as the technology sector--increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.


- UNDERWEIGHTING RISK If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

- TECHNOLOGY INVESTMENT RISK Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

- FOREIGN SECURITIES RISK Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 300%, and will likely experience high portfolio turnover rates in the future.

- CASH POSITION RISK To the extent the Fund holds assets in cash and cash equivalents and not in the investments described above, the ability of the Fund to meet its objective may be limited.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE __ AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE __ FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

FUND PERFORMANCE The chart and table on this page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart above shows changes in the Fund's performance for the1.past 10 calendar years. The table to the left compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.


ANNUAL RETURN
(Calendar Year End)


95           42.70%
96           14.12%
97           13.81%
98           27.44%
99           28.43%
00          -11.09%
01          -20.43%
02          -27.53%
03           44.24%
04           11.95%



BEST QUARTER    [Fourth Quarter 1998     24.07%]
WORST QUARTER   [Third Quarter 2001     -17.89%]


AVERAGE ANNUAL TOTAL RETURNS

(Periods Ended 12/31/04)



                                                                               SINCE
                                                                           INCEPTION
                                         1 YEAR    5 YEARS    10 YEARS     (5/12/92)
Return Before Taxes                       11.95%     -3.71%       9.65%        11.88%
Return After Taxes on
Distributions+                             7.99%     -5.43%       7.38%         9.92%
Return After Taxes on
Distributions and Sale of Fund Shares+     9.19%     -3.73%       7.54%         9.82%
Russell 1000(R) Growth Index*              6.30%     -9.29%       9.59%         8.71%
   (reflects no deduction for fees,
   expenses, or taxes)

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


* The Russell 1000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000(R) Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

THE INFORMATION AGE FUND(R)

INVESTMENT OBJECTIVE Long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES The Fund invests principally in the information technology sector. Companies in the information technology sector include companies that RS Investments considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. Many of these are companies that RS Investments believes are likely to benefit substantially as a direct or indirect result of the growth of the Internet.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

-    whether the company has experienced strong revenue growth;

-    whether the company appears to have a strong competitive position;

- whether the company participates in what RS Investments considers an emerging growth industry or a niche in an established industry.


THE INFORMATION TECHNOLOGY SECTOR. The following examples illustrate the wide range of products and services provided by companies in this sector:


- computer hardware and software of any kind, including, for example, semiconductors, semiconductor equipment, Internet access devices and technologies, optical components, and any technology used in the distribution of data, voice, or interactive content.

- telecommunications products and services including landline, satellite, and wireless technologies and any other related technology that may emerge in the future.

- e-commerce, including the distribution or sale of goods and services to individuals and businesses over the Internet or other means of electronic commerce.

- medical products and services developed or provided through or using the Internet.

-    multimedia products and services.

-    information services, outsourcing, and data processing.

-    dissemination of market, economic, and financial information.

A particular company will be considered to be in the information technology sector if, at the time of investment, at least 50% of the company's assets, gross income, or net profits are, in RS Investments' judgment, committed to, or derived from, industries in the information technology sector. A company will also be considered to be in the information technology sector if RS Investments considers that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

-    the price of the security appears high relative to the company's prospects;

-    the company's financial results are disappointing.

Although RS Investments may consider the factors described above in purchasing or selling investments in the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes doing so may benefit the Fund, or on the basis of any of the factors described above or any other factors it may in its discretion consider.


The Fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.


RS Investments expects that the Fund and the RS Internet Age Fund(R) will hold a number of investments in common in the future. However, the investment portfolio of the Fund will likely include investments in a number of large-capitalization companies in which the RS Internet Age Fund(R) will not invest, and the RS Internet Age Fund(R) may engage in short sales. As a result, it is likely that, over time, the Funds' portfolios and performance records will diverge significantly. (The expenses incurred by the two Funds may also differ, and the portfolios' tax attributes will likely differ. For example, the RS Internet Age Fund(R) currently has a tax capital loss carryforward that is substantially larger, both absolutely and as a proportion of that Fund's net asset value, than that of The Information Age Fund(R).)

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in the information technology sector. The Fund may invest in companies of any size. Under current market conditions, the Fund will normally invest most of its assets in small- and mid-cap companies, although its portfolio will likely also include investments in a number of large-capitalization companies. The Fund typically invests most of its assets in securities of U.S. companies, but may also invest any portion of its assets in foreign securities.

PRINCIPAL RISKS You could lose some or all of your investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.


- INVESTMENT STYLE RISK A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.


- SMALL AND MIDSIZED COMPANIES RISK Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- CONCENTRATION RISK Concentrating investments in the information technology sector increases the risk of loss, because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect the information technology sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely, to the extent they were to cause the Fund's cash position or cash requirements to exceed normal levels.

- UNDERWEIGHTING RISK If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

- TECHNOLOGY INVESTMENT RISK Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

- FOREIGN SECURITIES RISK Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 300%, and will likely experience high portfolio turnover rates in the future.


- CASH POSITION RISK To the extent the Fund holds assets in cash and not in the investments described above, the ability of the Fund to meet its objective may be limited.


- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE __ AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE __ FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

FUND PERFORMANCE The chart and table on this page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance and additional indices. The bar chart to the left shows changes in the Fund's performance for the past nine calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index and additional indices. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.


ANNUAL RETURN
(Calendar Year End)


96           26.72%
97            6.15%
98           52.20%
99          126.22%
00          -35.09%
01          -22.11%
02          -48.04%
03           97.75%
04            7.30%



BEST QUARTER   [Fourth Quarter 1999   59.77%]
WORST QUARTER  [Third Quarter 2001   -33.81%]


AVERAGE ANNUAL TOTAL RETURNS

(Periods Ended 12/31/04)



                                                                   SINCE
                                                               INCEPTION
                                         1 YEAR    5 YEARS    (11/15/95)
Return Before Taxes                        7.30%    -11.03%        10.06%
Return After Taxes on Distributions+       7.30%    -11.76%         8.85%
Return After Taxes on Distributions
and Sale of Fund Shares+                   4.75%     -9.11%         8.49%
S&P 500(R) Index*                         10.92%     -2.33%         9.85%
    (reflects no deduction for fees,
    expenses, or taxes)
Pacific Stock Exchange Technology
Index**                                   11.73%     -4.33%        15.71%
    (reflects no deduction for fees,
    expenses, or taxes)
Goldman Sachs Technology Composite
    Index***                               2.57%    -16.10%        8.54%
    (reflects no deduction for fees,
    expenses, or taxes)



+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


* The S&P 500(R) Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.


** The Pacific Stock Exchange (PSE) Technology Index is an unmanaged price-weighted index comprising stocks from 15 different industries, including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics, and biotechnology. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

*** The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS INTERNET AGE FUND(R)


INVESTMENT OBJECTIVE Long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES The Fund invests principally in companies that RS Investments believes are likely to benefit from the development of the Internet. Such companies may include (i) companies that provide access, infrastructure, content, products, or services to Internet companies or Internet users; (ii) companies engaged in e-commerce; and (iii) other companies in any industry that RS Investments believes are likely to benefit as a direct or indirect result of the growth of the Internet. The Fund's investments will not necessarily be limited to companies in the technology sector but may include issuers in a wide range of industries. The Fund may sell securities short in an amount up to 25% of the value of the Fund's assets.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

-    whether the company has experienced strong revenue growth;

-    whether the company appears to have a strong competitive position;

- whether the company participates in what RS Investments considers an emerging growth industry or a niche in an established industry.


The following examples illustrate the wide range of products and services provided by companies in which the Fund may invest:


- computer hardware and software of any kind, including, for example, semiconductors, semiconductor equipment, Internet access devices and technologies, optical components, and any technology used in the distribution of data, voice, or interactive content.

- telecommunications products and services including landline, satellite, and wireless technologies and any other related technology that may emerge in the future.

- e-commerce, including the distribution or sale of goods and services to individuals and businesses over the Internet or other means of electronic commerce.

- medical products and services developed or provided through or using the Internet.

-    multimedia products and services.

-    information services, outsourcing, and data processing.

-    dissemination of market, economic, and financial information.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

-    the price of the security appears high relative to the company's prospects;

-    the company's financial results are disappointing.

Although RS Investments may consider the factors described above in purchasing or selling investments in the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes doing so may benefit the Fund, or on the basis of any of the factors described above or any other factors it may in its discretion consider.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

RS Investments expect that the Fund and The Information Age Fund(R) will hold a number of investments in common in the future. However, the investment portfolio of The Information Age Fund(R) will likely include investments in a number of large-capitalization companies in which the Fund will not invest, and The Information Age Fund(R) may not engage in short sales. As a result, it is likely that, over time, the Funds' portfolios and performance records will diverge significantly. (The expenses incurred by the two Funds may also differ, and the portfolios' tax attributes will likely differ. For example, the RS Internet Age Fund(R) currently has a tax capital loss carryforward that is substantially larger, both absolutely and as a proportion of that Fund's net asset value, than that of The Information Age Fund(R).)

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities. The Fund will normally invest at least 80% of its net assets in companies that RS Investments believes are likely to benefit substantially from the development of the Internet. The Fund may invest in companies of any size. Under current market conditions, the Fund will normally invest substantially all of its assets in small- and mid-cap companies. The Fund typically invests most of its assets in securities of U.S. companies, but may also invest any portion of its assets in foreign securities.

PRINCIPAL RISKS You could lose some or all of your investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.


- INVESTMENT STYLE RISK A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.


- SMALL AND MIDSIZED COMPANIES RISK Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- CONCENTRATION RISK Concentrating investments in the information technology sector increases the risk of loss, because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect the information technology sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely, to the extent they were to cause the Fund's cash position or cash requirements to exceed normal levels.

- UNDERWEIGHTING RISK If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

- TECHNOLOGY INVESTMENT RISK Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

- SHORT SALES RISK The Fund will lose money on a short sale if the value of the security sold short increases. The Fund may not be able to close out a short position at any particular time or at an acceptable price. The loss to the Fund from a short sale is potentially unlimited.

- FOREIGN SECURITIES RISK Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 300%, and will likely experience high portfolio turnover rates in the future.


- CASH POSITION RISK To the extent the Fund holds assets in cash and not in the investments described above, the ability of the Fund to meet its objective may be limited.


- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE __ AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE __ FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

FUND PERFORMANCE The chart and table on this page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance and additional indices. The bar chart to the left shows the Fund's performance for the past five calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index and additional indices. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.


ANNUAL RETURN
(Calendar Year End)


00        -46.39%
01        -11.79%
02        -43.23%
03        101.22%
04          9.27%



BEST QUARTER   [Fourth Quarter 2001    53.60%]
WORST QUARTER  [Fourth Quarter 2000   -39.65%]


AVERAGE ANNUAL TOTAL RETURNS

(Periods Ended 12/31/04)



                                                                   SINCE
                                                               INCEPTION
                                         1 YEAR    5 YEARS     (12/1/99)
Return Before Taxes                        9.27%    -10.01%        -6.28%
Return After Taxes on Distributions        9.27%    -10.01%        -6.28%
Return After Taxes on Distributions
and Sale of Fund Shares+                   6.03%     -8.21%        -5.23%
S&P 500(R) Index*                         10.92%     -2.33%        -1.31%
   (reflects no deduction for fees,
   expenses, or taxes)
TheStreet.com/PHLX                        36.09%    -29.00%       -25.40%
Internet Sector Index-DOT**
   (reflects no deduction for fees,
   expenses, or taxes)

Goldman Sachs Technology Composite
   Index***                                2.57%    -16.10%       -13.06%
   (reflects no deduction for fees,
   expenses, or taxes)



+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The S&P 500(R) Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

** TheStreet.com/PHLX Internet Sector Index-DOT is an unmanaged, equal dollar-weighted index containing 25 leading Internet companies involved in Internet commerce, service, and software. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

*** The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS MIDCAP OPPORTUNITIES FUND

INVESTMENT OBJECTIVE Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES The Fund invests principally in equity securities of mid-cap companies.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

- whether the company has experienced or has the potential for superior earnings-per-share growth;

- whether there is a possible catalyst that has the potential to drive earnings and valuations higher, such as new management or a new product launch;

-    whether the company has a superior management team.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

- the price of the security appears relatively high or attains RS Investments' price target;

-    the company's business fundamentals turn negative;

-    another investment may offer a better opportunity;

-    the stock price declines substantially below the purchase price.

Although RS Investments may consider the factors described above in purchasing or selling investments in the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes doing so may benefit the Fund, or on the basis of any of the factors described above or any other factors it may in its discretion consider.


The Fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.


PRINCIPAL INVESTMENTS The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be mid-cap companies. RS Investments currently considers a company to be a mid-cap company if the company has a market capitalization of at least $1.5 billion and at most 120% of the market capitalization of the largest company included in the Russell Midcap(R) Index on the last day of the most recent quarter (currently, approximately ____ billion, based on the size of the largest company on March 31, 2005). The Fund may at times invest a substantial portion of its assets in technology companies.

PRINCIPAL RISKS You could lose some or all of your investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.


- INVESTMENT STYLE RISK A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.


- MIDSIZED COMPANIES RISK Midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.


- OVERWEIGHTING RISK Overweighting investments in an industry or sector--such as the technology sector--increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.


- UNDERWEIGHTING RISK If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

- TECHNOLOGY INVESTMENT RISK Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 500%, and will likely experience high portfolio turnover rates in the future.


- CASH POSITION RISK To the extent the Fund holds assets in cash and not in the investments described above, the ability of the Fund to meet its objective may be limited.


- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE __ AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE __ FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

FUND PERFORMANCE The chart and table on this page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart to the left shows changes in the Fund's performance for the past nine calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.


ANNUAL RETURN
(Calendar Year End)


96      24.16%
97      22.40%
98      11.65%
99      56.12%
00      -6.28%
01     -14.01%
02     -26.41%
03      48.49%
04      12.36%



BEST QUARTER   [Fourth Quarter 1999     33.16%]
WORST QUARTER  [Third Quarter 2001     -26.63%]


AVERAGE ANNUAL TOTAL RETURNS

(Periods Ended 12/31/04)



                                                                   SINCE
                                                               INCEPTION
                                         1 YEAR    5 YEARS     (7/12/95)
Return Before Taxes                       12.36%     -0.21%        12.07%
Return After Taxes on Distributions+      12.36%     -2.03%         8.78%
Return After Taxes on Distributions
and Sale of Fund Shares+                   8.04%     -1.31%         8.64%
Russell Midcap(R) Growth  Index*          15.48%     -3.36%         9.28%
   (reflects no deduction for fees,
   expenses, or taxes)



+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


* The Russell Midcap(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS SMALLER COMPANY GROWTH FUND

INVESTMENT OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests principally in smaller growth companies.


RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

-    whether a company has sustainable revenue and/or earnings growth;

- whether a company has a competitive advantage and strong financial characteristics;

-    whether a company is underfollowed by Wall Street analysts.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

-    the company no longer provides these advantages;

-    the security's price reflects the company's value;

-    the security's price declines substantially below the purchase price.

Although RS Investments may consider the factors described above in purchasing or selling investments in the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes doing so may benefit the Fund, or on the basis of any of the factors described above or any other factors it may in its discretion consider.

In recent periods, the Fund frequently has held a substantial portion of its assets in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be smaller companies--currently, companies with market capitalizations of $1.5 billion or less. Historically, the Fund has invested in companies with market capitalizations on the smaller side of this range. The Fund may at times invest a substantial portion of its assets in technology companies.

PRINCIPAL RISKS You could lose some or all of your investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.


- INVESTMENT STYLE RISK A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- SMALL COMPANIES RISK Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- OVERWEIGHTING RISK Overweighting investments in an industry or sector--such as the technology sector--increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.


- UNDERWEIGHTING RISK If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

- TECHNOLOGY INVESTMENT RISK Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 200%, and will likely experience high portfolio turnover rates in the future.

- CASH POSITION RISK To the extent the Fund holds assets in cash and cash equivalents and not in the investments described above, the ability of the Fund to meet its objective may be limited.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE __ AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE __ FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

FUND PERFORMANCE The chart and table on this page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart to the left shows changes in the Fund's performance for the past eight calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.


ANNUAL RETURN
(Calendar Year End)


97           30.45%
98           -0.63%
99           56.66%
00            4.44%
01            8.31%
02          -39.07%
03           60.91%
04           15.38%



BEST QUARTER    [Fourth Quarter 1999     34.90%]
WORST QUARTER   [Third Quarter 2002     -27.06%]

AVERAGE ANNUAL TOTAL RETURNS

(Periods Ended 12/31/04)



                                                                   SINCE
                                                               INCEPTION
                                         1 YEAR    5 YEARS      (8/15/96)
Return Before Taxes                       15.38%      5.06%        13.35%

Return After Taxes on Distributions+      14.28%      3.93%        12.63%

Return After Taxes on Distributions
and Sale of Fund Shares+                  10.82%      3.83%        11.62%

Russell 2000(R) Growth Index*             14.31%     -3.57%         4.76%
   (reflects no deduction for fees,
   expenses, or taxes)



+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


* The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS GLOBAL NATURAL RESOURCES FUND

INVESTMENT OBJECTIVE Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests principally in equity securities of issuers in natural resources industries. The Fund may invest in securities of issuers located anywhere in the world and normally will invest in securities of companies located in at least three countries, which may include the United States.


Companies in natural resources industries include companies that RS Investments considers to be principally engaged in the discovery, development, production, or distribution of natural resources; the development of technologies for the production or efficient use of natural resources; or the furnishing of related supplies or services. Natural resources may include, for example, energy sources, precious and other metals, forest products, real estate, food and agriculture, and other basic commodities.

Companies in natural resources industries may include, for example, companies that:

- participate in the discovery and development of natural resources from new or conventional sources.

- own or produce natural resources such as oil, natural gas, precious metals, and other commodities.

- engage in the transportation, distribution, or processing of natural resources.

- contribute new technologies for the production or efficient use of natural resources, such as systems for energy conversion, conservation, and pollution control.

- provide related services such as mining, drilling, chemicals, and related parts and equipment.

A particular company will be considered to be principally engaged in natural resources industries if at the time of investment at least 50% of the company's assets, gross income, cash flow, or net profits are, in RS Investments' judgment, committed to, or derived from, those industries. A company will also be considered to be principally engaged in natural resources industries if RS Investments believes that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in natural resources industries.

RS Investments typically performs fundamental analysis to identify companies offering the potential for capital appreciation. RS Investments may use a cash flow-return analysis to evaluate investments for the Fund and attempt to identify companies with rates of return that exceed their costs of capital over a commodity cycle. In selecting investment for the Fund, RS Investments will not necessarily seek to identify companies whose share values will directly reflect changes in the values of one or more natural resources, but will seek to identify companies in natural resources industries offering the potential for capital appreciation generally.

Although RS Investments may consider the factors described above in purchasing or selling investments in the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes doing so may benefit the Fund, or on the basis of any of the factors described above or any other factors it may in its discretion consider.

Since its inception, the Fund frequently has held a substantial portion, at times equaling or exceeding 25% of its assets, in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in securities of companies RS Investments considers to be principally engaged in natural resources industries. The Fund may at times invest a portion of its assets in debt securities and other income-producing securities.

PRINCIPAL RISKS You could lose some or all of your investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.


- INVESTMENT STYLE RISK A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- SMALL AND MIDSIZED COMPANIES RISK Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- CONCENTRATION RISK Concentrating investments in the natural resources sector increases the risk of loss, because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect the natural resources sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely, to the extent they were to cause the Fund's cash position or cash requirements to exceed normal levels.

- NATURAL RESOURCES INVESTMENT RISK Investments in companies in natural resources industries can be significantly affected by changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

- UNDERWEIGHTING RISK If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

- DEBT SECURITIES RISK The value of a debt security or other income-producing security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the securities. Convertible debt securities are subject to the risks of investing in both debt and equity securities.


- FOREIGN SECURITIES RISK Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.


- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover of nearly 200%, and will likely experience high portfolio turnover rates in the future.


- CASH POSITION RISK To the extent the Fund holds assets in cash and not in the investments described above, the ability of the Fund to meet its objective may be limited.


- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE __ AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE __ FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

FUND PERFORMANCE The chart and table on this page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance and an additional index. The bar chart to the left shows changes in the Fund's performance for the past nine calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index and an additional index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.


ANNUAL RETURN
(Calendar Year End)


96              41.21%
97             -17.14%
98             -34.45%
99              22.39%
00              25.85%
01               0.61%
02              17.04%
03              42.13%
04              34.43%



BEST QUARTER   [Second Quarter 1999   28.04%]
WORST QUARTER  [Third Quarter 1998   -22.47%]

AVERAGE ANNUAL TOTAL RETURNS

(Periods Ended 12/31/04)



                                                                   SINCE
                                                               INCEPTION
                                         1 YEAR    5 YEARS    (11/15/95)
Return Before Taxes                       34.43%     23.14%        11.44%
Return After Taxes on Distributions+      32.94%     22.87%        11.18%
Return After Taxes on Distributions
and Sale of Fund Shares+                  22.86%     20.51%        10.08%
S&P 500(R) Index*                         10.92%     -2.33%         9.85%
   (reflects no deduction for
   fees, expenses, or taxes)
Lipper Natural Resources Index**          35.25%     12.34%        12.53%
   (reflects no deduction for
   fees, expenses, or taxes)



+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


* The S&P 500(R) Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

** The Lipper Natural Resources Index is an unmanaged, equally weighted index of the largest mutual funds in the Lipper Natural Resources category of funds, adjusted for the reinvestment of capital gains distributions and income dividends. Unlike the Fund, the index does not incur fees or expenses.

RS PARTNERS FUND


INVESTMENT OBJECTIVE The Fund's investment objective is long-term growth. The Fund seeks to increase shareholder capital over the long term.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests principally in equity securities of companies with market capitalizations of up to $3 billion that RS Investments believes are undervalued. In evaluating investments for the Fund, RS Investments employs a return on capital analysis, combining balance sheet and cash flow analysis. The Fund typically invests most of its assets in securities of U.S. companies, but may also invest any portion of its assets in foreign securities. The Fund is a non-diversified mutual fund.

RS Investments may perform a number of analyses in considering whether to buy or sell a stock, including, for example:

-    performing fundamental research focusing on business analysis;

-    observing how management allocates capital;

-    striving to understand the unit economics of the business of the company;

-    studying the cash flow rate of return on capital employed;

-    discerning the sources and uses of cash;

-    considering how management is compensated;

-    asking how the stock market is pricing the entire company.

Although RS Investments may consider the factors described above in purchasing or selling investments in the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes doing so may benefit the Fund, or on the basis of any of the factors described above or any other factors it may in its discretion consider.

Since its inception, the Fund frequently has held a substantial portion, at times equaling or exceeding 25% of its assets, in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities. The Fund may at times invest a portion of its assets in debt securities and other income-producing securities.

PRINCIPAL RISKS You could lose some or all of your investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.


- INVESTMENT STYLE RISK A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.


- SMALL AND MIDSIZED COMPANIES RISK Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- OVERWEIGHTING RISK Overweighting investments in an industry or sector increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

- UNDERWEIGHTING RISK If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

- NONDIVERSIFICATION RISK A non-diversified fund is able to invest its assets in a more limited number of issuers than a diversified fund, so that a decline in the market value of a particular security may affect the Fund's value more than if the Fund were a diversified fund.

- DEBT SECURITIES RISK The value of a debt security or other income-producing security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the securities. Convertible debt securities are subject to the risks of investing in both debt and equity securities.


- FOREIGN SECURITIES RISK Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.


- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in of taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover of nearly 200%, and will probably experience high portfolio turnover rates in the future.

- CASH POSITION RISK To the extent the Fund holds assets in cash and cash equivalents and not in the investments described above, the ability of the Fund to meet its objective may be limited.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

- NATURAL RESOURCES INVESTMENT RISK Investments in companies in natural resources industries can be significantly affected by changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE __ AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE __ FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

FUND PERFORMANCE The chart and table on this page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart to the left shows changes in the Fund's performance for the past nine calendar years. The table below the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

ANNUAL RETURN
(Calendar Year End)



96                      43.15%
97                      18.08%
98                     -27.38%
99                       3.73%
00                      31.44%
01                      16.72%
02                       1.23%
03                      65.63%
04                      31.81%



BEST QUARTER    [Second Quarter 2003     24.95%]
WORST QUARTER   [Third Quarter 1998     -23.37%]



AVERAGE ANNUAL TOTAL RETURNS
(Periods Ended 12/31/04)



                                                                   SINCE
                                                               INCEPTION
                                         1 YEAR    5 YEARS     (7/12/95)
Return Before Taxes                       31.81%     27.66%        17.15%
Return After Taxes on Distributions+      30.18%     26.57%        16.21%
Return After Taxes on Distributions
and Sale of Fund Shares+                  21.18%     24.14%        14.95%
Russell 2000(R) Value Index*              22.25%     17.23%        14.26%
   (reflects no deduction for fees,
   expenses, or taxes)



+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Russell 2000(R) Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

The Partners Fund is currently offered only to certain investors. See "Other Information About Purchasing Shares" on page [ ].

RS VALUE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term growth. The Fund seeks to increase shareholder capital over the long term.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests principally in equity securities that RS Investments believes are undervalued, of companies with market capitalizations between $1.0 billion and 120% of the market capitalization of the largest company included in the Russell Midcap(R) Index on the last day of the most recent quarter (currently, approximately ____ billion, based on the size of the largest company on March 31, 2005). In evaluating investments for the Fund, RS Investments employs a return on capital analysis, combining balance sheet and cash flow analysis. The Fund typically invests most of its assets in securities of U.S. companies, but may also invest any portion of its assets in foreign securities.

RS Investments may perform a number of analyses in considering whether to buy or sell a stock, including, for example:

-    performing fundamental research focusing on business analysis;

-    observing how management allocates capital;

-    striving to understand the unit economics of the business of the company;

-    studying the cash flow rate of return on capital employed;

-    discerning the sources and uses of cash;

-    considering how management is compensated;

-    asking how the stock market is pricing the entire company.

Although RS Investments may consider the factors described above in purchasing or selling investments in the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes doing so may benefit the Fund, or on the basis of any of the factors described above or any other factors it may in its discretion consider.

Since its inception, the Fund frequently has held a substantial portion, at times equaling or exceeding 25% of its assets, in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities. The Fund may at times invest a portion of its assets in debt securities and other income producing securities.

PRINCIPAL RISKS You could lose some or all of your investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

- INVESTMENT STYLE RISK A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- SMALL AND MIDSIZED COMPANIES RISK Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.


- OVERWEIGHTING RISK Overweighting investments in an industry or sector increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.


- UNDERWEIGHTING RISK If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

- DEBT SECURITIES RISK The value of a debt security or other income-producing security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the securities. Convertible debt securities are subject to the risks of investing in both debt and equity securities.

- FOREIGN SECURITIES RISK Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 100%, and will likely experience high portfolio turnover rates in the future.


- CASH POSITION RISK To the extent the Fund holds assets in cash and not in the investments described above, the ability of the Fund to meet its objective may be limited.


- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

- NATURAL RESOURCES INVESTMENT RISK Investments in companies in natural resources industries can be significantly affected by changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE __ AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE __ FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

FUND PERFORMANCE The chart and table on this page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart above shows changes in the Fund's performance for the past 10 calendar years. The table to the left compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

ANNUAL RETURN
(Calendar Year End)



95              30.86%
96              21.68%
97             -29.51%
98             -32.69%
99              38.31%
00              10.30%
01              -8.25%
02               1.38%
03              65.98%
04              29.31%



BEST QUARTER   [Second Quarter 1999   21.71%]
WORST QUARTER  [Third Quarter 1998   -30.17%]



AVERAGE ANNUAL TOTAL RETURNS
(Periods Ended 12/31/04)



                                                                             SINCE
                                                                         INCEPTION
                                         1 YEAR    5 YEARS    10 YEARS   (6/30/93)
Return Before Taxes                       29.31%     17.10%       8.69%       8.02%
Return After Taxes on Distributions+      29.25%     17.09%       8.46%       7.76%
Return After Taxes on Distributions
and Sale of Fund Shares+                  19.05%     15.11%       7.57%       6.97%
Russell Midcap(R) Value Index*            23.71%     13.48%      15.72%      13.70%
   (reflects no deduction for fees,
   expenses, or taxes)



+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Russell Midcap(R) Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which consists of the

     1,000 largest U.S. companies based on total market capitalization). Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

YOUR INVESTMENT

FEES AND EXPENSES


This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


                                           RS           RS                          THE           RS
                                      DIVERSIFIED    EMERGING                   INFORMATION    INTERNET
                                         GROWTH       GROWTH       RS GROWTH     AGE FUND(R)   AGE FUND(R)
Management Fees(1)                       1.00%         0.95%         0.80%         1.00%         1.00%
Distribution (12b-1) Fees                0.25%         0.25%         0.25%         0.25%         0.25%
Other Expenses                           0.37%         0.36%         0.45%         0.39%         0.47%
                                        -----          ----         -----          ----          ----
Total Annual Fund Operating              1.62%         1.56%         1.50%         1.64%         1.72%
Expenses (1),(2),(3)
Expense Limitation (2)                      -             -         (0.01)%           -             -
Management Fee Waivers(3)               (0.01)%           -             -             -             -
Net Expenses(1),(2),(3)                  1.61%         1.56%         1.49%         1.64%         1.72%



                                                    RS SMALLER    RS GLOBAL
                                         RS MIDCAP      COMPANY     NATURAL
                                       OPPORTUNITIES    GROWTH     RESOURCES   RS PARTNERS   RS VALUE
Management Fees(1)                         0.85%         1.00%       1.00%        1.00%       0.85%
Distribution (12b-1) Fees                  0.25%         0.25%       0.25%        0.25%       0.25%
Other Expenses                             0.40%         0.35%       0.34%        0.39%       0.40%
                                          -----         -----       -----        -----       -----
Total Annual Fund Operating Expenses       1.50%         1.60%       1.59%        1.64%       1.50%
(1),(2),(3)

Expense Limitation(2)                         -             -       (0.10)%      (0.15)%     (0.01)%
Management Fee Waivers(3)                 (0.05)%       (0.01)%         -            -           -
Net Expenses(1),(2),(3)                    1.45%         1.59%       1.49%        1.49%       1.49%



(1) Effective December 7, 2004, the contractual management fee rates of certain of the Funds were reduced as follows: RS Emerging Growth Fund from 1.00% to 0.95%; RS Growth Fund from 1.00% to 0.80%; RS MidCap Opportunities Fund from 1.00% to 0.85%; and RS Value Fund from 1.00% to 0.85%. As a result, Management Fees, Total Annual Fund Operating Expenses, and Net Expenses have been restated.

(2) For certain Funds, expense limitations are imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2006. The effect of these limitations is reflected under the caption "Expense Limitation." RS Investments may terminate the limitation for any of the Funds after that date. Net Expenses reflect the effect of these expense limitations, if any, on Total Annual Fund Operating Expenses.

(3) RS Investments has agreed that through December 31, 2009, it will not receive annual Management Fees from RS Diversified Growth Fund, RS MidCap Opportunities Fund, and RS Smaller Company Growth Fund in excess of 0.99%, 0.80% and 0.99%, respectively. The amount of the resulting waiver is shown under "Management Fee Waivers" in the table above. RS Investments may terminate these waivers for any or all of these Funds after that date. Net Expenses reflect the effect of these management fee waivers, if any, on Total Annual Fund Operating Expenses.

Because of Rule 12b-1 fees paid by the Funds, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales load permitted under applicable broker-dealer sales rules. Because Rule 12b-1 fees are paid out of a Fund, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries) they may not share equally in the benefits of those fees.

    Shareholder Fees
    (paid directly from your investment)



Maximum Sales Charge (Load) Imposed on Purchases                  None
Maximum Deferred Sales Charge (Load)                              None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends       None
Redemption Fee(1)                                                 None
Exchange Fee                                                      None



(1)  A $9.00 fee may be charged for redemptions made by bank wire.


EXAMPLE This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in a Fund for the time periods indicated, whether or not redeemed at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for the first year (or, in the case of RS Diversified Growth Fund, RS MidCap Opportunities Fund, and RS Smaller Company Growth Fund, through December 31, 2009) are the same as those shown on the previous page under "Net Expenses" and for all subsequent years are the same as those shown on the previous page under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be:


Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)



                                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
RS Diversified Growth Fund            $  169     $   524     $   903     $  1,973

RS Emerging Growth Fund               $  164     $   508     $   876     $  1,909

RS Growth Fund                        $  156     $   488     $   842     $  1,840

The Information Age Fund(R)           $  172     $   534     $   919     $  2,000

RS Internet Age Fund(R)               $  181     $   559     $   963     $  2,089

RS MidCap Opportunities Fund          $  152     $   473     $   818     $  1,818

RS Smaller Company Growth Fund        $  167     $   518     $   893     $  1,950

RS Global Natural Resources Fund      $  156     $   508     $   882     $  1,935

RS Partners Fund                      $  156     $   519     $   905     $  1,987

RS Value Fund                         $  156     $   488     $   842     $  1,840

EXAMPLE This example is intended to help you assess the impact of a Fund's operating expenses on that Fund's potential returns.

This example assumes that you invest $10,000 in a Fund for a 10-year period. This example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for the first year (or, in the case of RS Diversified Growth Fund, RS MidCap Opportunities Fund, and RS Smaller Company Growth Fund, through December 31, 2009) are the same as those shown on page __ under "Net Expenses" and for all subsequent years are the same as those shown on page __ under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower.

Based on these assumptions, the table below shows (1) the fees and costs (the "Expenses") associated with your investment, for each year and cumulatively for all ten years, and (2) the difference (the "Impact on Return") between your return if the fund had not incurred those expenses (during the entire period) and your return after the fund incurred the expenses set forth in the table, as of the end of each year and cumulatively for all ten years.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns (based on a $10,000 investment and a 5% annual return)



                                                                           YEARS
                          1        2         3         4         5         6           7         8        9        10      TOTAL
RS DIVERSIFIED
GROWTH FUND
   Expenses               $        $         $         $         $         $           $         $        $        $         $
   Impact on Return       $        $         $         $         $         $           $         $        $        $         $
RS EMERGING GROWTH
FUND
   Expenses               $        $         $         $         $         $           $         $        $        $         $
   Impact on Return       $        $         $         $         $         $           $         $        $        $         $
RS GROWTH FUND
   Expenses               $        $         $         $         $         $           $         $        $        $         $
   Impact on Return       $        $         $         $         $         $           $         $        $        $         $
THE INFORMATION AGE
FUND(R)
   Expenses               $        $         $         $         $         $           $         $        $        $         $
   Impact on Return       $        $         $         $         $         $           $         $        $        $         $
RS INTERNET AGE FUND(R)
   Expenses               $        $         $         $         $         $           $         $        $        $         $
   Impact on Return       $        $         $         $         $         $           $         $        $        $         $
RS MIDCAP
OPPORTUNITIES FUND
   Expenses               $        $         $         $         $         $           $         $        $        $         $
   Impact on Return       $        $         $         $         $         $           $         $        $        $         $
RS SMALLER COMPANY
GROWTH FUND
   Expenses               $        $         $         $         $         $           $         $        $        $         $
   Impact on Return       $        $         $         $         $         $           $         $        $        $         $
RS GLOBAL NATURAL
RESOURCES FUND
   Expenses               $        $         $         $         $         $           $         $        $        $         $
   Impact on Return       $        $         $         $         $         $           $         $        $        $         $
RS PARTNERS FUND
   Expenses               $        $         $         $         $         $           $         $        $        $         $
   Impact on Return       $        $         $         $         $         $           $         $        $        $         $
RS VALUE FUND
   Expenses               $        $         $         $         $         $           $         $        $        $         $
   Impact on Return       $        $         $         $         $         $           $         $        $        $         $

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

There is no guarantee that a Fund will achieve its objective, and you could lose some or all of your money by investing. In the sections that follow more detail is provided about the Funds' principal risks and about circumstances that could adversely affect the value of a Fund's shares or its total return.

The Funds' investment strategies and the portfolio investments of many of the Funds differ from those of most other mutual funds. RS Investments aggressively seeks to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. RS Investments may devote more of a Fund's assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for a Fund that would be inappropriate for other mutual funds. This approach to investing may make the Funds more volatile investments than other mutual funds and cause a Fund to perform less favorably than other mutual funds under similar market or economic conditions. Each Fund may hold a substantial portion of its assets in cash or cash equivalents.

The Trustees of the Trust may change the investment objective and policies of any Fund without a vote of the shareholders unless otherwise specifically stated. For example, the Trustees have in the past, and may in the future, change the market capitalization of companies in which a Fund may invest, either as a result of a change in market conditions or due to other factors identified by RS Investments.


PRINCIPAL RISKS

The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by each Fund can change over time. The "Investments and Risks"
section in the Statement of Additional Information includes more information about the Funds, their investments, and related risks.

The table below shows which of the Principal Risks described in the following section apply to each of the RS Funds. Please read the descriptions of these Risks carefully before investing.



                                 INVEST-                                                         TECHNO-
                     EQUITY      MENT     SMALL/MID   CONCENTRA-                                 LOGY        NATURAL
                     SECURITIES  STYLE    SIZE COMP.  TION        OVERWEIGHTING  UNDERWEIGHTING  INVESTMENT  RESOURCES
RS Diversified
Growth Fund               X        X          X                         X              X             X
RS Emerging
Growth Fund               X        X          X                         X              X             X
RS Growth Fund            X        X          X                         X              X             X
The Information
Age Fund(R)               X        X          X           X                            X             X
RS Internet Age
Fund(R)                   X        X          X           X                            X             X
RS MidCap
Opportunities Fund        X        X          X                         X              X             X
RS Smaller
Company Growth            X        X          X                         X              X             X
Fund
RS Global
Natural Resource          X        X          X           X                            X                         X
Fund
RS Partners Fund          X        X          X                         X              X                         X
RS Value Fund             X        X          X                         X              X                         X

                     NON-          DEBT     FOREIGN         PORTFOLIO  CASH
                     DIVERSIFICA-  SECURI-  SECURI-  SHORT  TURN-      POSI-  LIQUID-
                     TION          TIES     TIES     SALES  OVER       TION   ITY
RS Diversified
Growth Fund                                                     X        X      X
RS Emerging
Growth Fund                                                     X        X      X
RS Growth Fund                                 X                X        X      X
The Information
Age Fund(R)                                    X                X        X      X
RS Internet Age
Fund(R)                                        X       X        X        X      X
RS MidCap
Opportunities Fund                                              X        X      X
RS Smaller
Company Growth                                                  X        X      X
Fund
RS Global
Natural Resource                      X        X                X        X      X
Fund
RS Partners Fund         X            X        X                X        X      X
RS Value Fund                         X        X                X        X      X

EQUITY SECURITIES RISK The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer's goods or services. The values of equity securities may also decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Fund's portfolio managers view as unfavorable for equity securities.

The Funds may at times have the opportunity to invest in securities offered in initial public offerings. Investments in initial public offerings may have a substantial beneficial effect on a Fund's investment performance. Initial public offerings may not be available to the Funds at all times, nor may the Funds always take advantage of initial public offerings offered to them. For example, the Funds managed in the value style (RS Global Natural Resources Fund, RS Partners Fund, and RS Value Fund) generally will not invest in an initial public offering unless such an offering meets the specific investment criteria of those Funds. A Fund's investment return earned during a period of substantial investment in initial public offerings may not be sustained during other periods when the Fund makes more limited, or no, investments in initial public offerings.

INVESTMENT STYLE RISK Different types of stocks -- such as growth style stocks or value style stocks -- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

SMALL OR MIDSIZED COMPANIES RISK Small and midsized companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, RS Investments may not have had an opportunity to evaluate such newer companies' performance in adverse or fluctuating market conditions. The securities of small and midsized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. See "Liquidity Risk" on page __.

CONCENTRATION RISK (THE INFORMATION AGE FUND(R), RS INTERNET AGE FUND(R), AND RS GLOBAL NATURAL RESOURCES FUND) The Information Age Fund(R), RS Internet Age Fund(R) and RS Global Natural Resources Fund will concentrate their investments in companies in a particular sector as described in the Fund Summaries above. When a Fund concentrates its investments in a particular sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Fund than if it had not concentrated its assets in that sector. In addition, investors may buy or sell substantial amounts of a Fund's shares in response to factors affecting or expected to affect a sector in which the Fund concentrates its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely, to the extent they were to cause the Fund's cash position or cash requirements to exceed normal levels.

OVERWEIGHTING RISK Overweighting investments in certain sectors or industries increases the risk that a Fund will suffer a greater loss because of declines in the prices of stocks in those sectors or industries. Price declines may result from factors that affect a particular sector or industry, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions. For more information about the risks of investing in companies in the technology sector, see "Technology Investment Risk" below.

UNDERWEIGHTING RISK If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

TECHNOLOGY INVESTMENT RISK Investments in technology companies, including companies in the Internet or biotechnology sectors, may be highly volatile. Technology companies operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, and enhancements, and changing customer demands. The failure of a company to adapt to such changes could have a material adverse effect on the company's business, results of operations, and financial condition. In addition, the widespread adoption of new technologies or other technological changes could require substantial expenditures by a company to modify or adapt its services or infrastructure, which could have a material adverse effect on its business, results of operations, and financial condition. Changes in prices may reflect, for example, changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology investments generally. Technology companies may be dependent on a limited management group, and turnover in management may have an adverse effect on a company's profits or viability. Technology company values may be significantly affected by intense competition, changes in consumer preferences, challenges in achieving product compatibility, and government regulation. Securities of technology companies may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions.

NATURAL RESOURCES INVESTMENT RISK (RS GLOBAL NATURAL RESOURCES FUND, RS PARTNERS FUND, AND RS VALUE FUND) Investments in companies in natural resources industries can be significantly affected by changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

NONDIVERSIFICATION RISK (RS PARTNERS FUND) RS Partners Fund is not "diversified" within the meaning of the Investment Company Act of 1940 and therefore is able to invest its assets in a more limited number of issuers than a diversified fund. To the extent the Fund has invested in a relatively small number of issuers, a decline in the market value of a particular security held by RS Partners Fund may affect the Fund's value more than if the Fund were a diversified fund investing in a larger number of issuers. See the "Taxes"
section in the Statement of Additional Information for more detail.

DEBT SECURITIES RISK (RS GLOBAL NATURAL RESOURCES FUND, RS PARTNERS FUND, AND RS VALUE FUND) Fixed-income securities and other income-producing securities are obligations of their issuers to make payments of principal and/or interest on future dates. Income-producing securities may also include preferred stocks, instruments with characteristics of both equity and debt instruments (such as convertible preferred stocks or equity-linked notes), or interests in income-producing trusts, such as income or royalty trusts. As interest rates rise, the values of a Fund's debt securities or other income-producing investments are likely to fall. This risk is generally greater for obligations with longer maturities. Debt securities and other income-producing securities also carry the risk that the issuer or the guarantor of a security will be unable or unwilling to make timely principal and/or interest payments, or otherwise to honor its obligations. This risk is particularly pronounced for lower-quality, high-yielding debt securities. Lower-rated debt securities (commonly called "junk bonds") are considered to be of poor standing and predominantly speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing, and some of a Fund's investments in such securities may be in default. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Statement of Additional Information.

FOREIGN SECURITIES RISK Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund's investments in certain foreign countries. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. There is no limit on the amount of a Fund's assets that may be invested in foreign securities.

SHORT SALES RISK (RS INTERNET AGE FUND(R)) RS Internet Age Fund(R) may sell a security short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. The loss to the Fund from a short sale is potentially unlimited.

PORTFOLIO TURNOVER RISK The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the Funds' Annual Operating Expenses set forth under "Fees and Expenses," but do have the effect of reducing a Fund's investment return. Such sales may result in realization of taxable capital gains including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates. Portfolio turnover rates for each of the Funds are set forth under "Financial Highlights."

CASH POSITION RISK A Fund may hold any portion of its assets in cash or cash equivalents at any time, or for an extended time. RS Investments will determine the amount of a Fund's assets to be held in cash or cash equivalents in its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund's assets invested in cash and cash equivalents may at times exceed 25% of the Fund's net assets. To the extent a Fund holds assets in cash and otherwise uninvested, the ability of the Fund to meet its objective may be limited.

LIQUIDITY RISK Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of a Fund to dispose of such securities at advantageous prices may be greatly limited, and a Fund may have to continue to hold such securities during periods when RS Investments would otherwise have sold them. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security.

YOUR INVESTMENT


OTHER INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in the Fund Summaries at the beginning of the Prospectus, the Funds may at times use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that RS Investments might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser. Please see "Investments and Risks" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

CONVERTIBLE SECURITIES RISK (RS GLOBAL NATURAL RESOURCES FUND, PARTNERS FUND, AND RS VALUE FUND) Convertible securities include corporate bonds, debentures, notes, or preferred stocks that can be exchanged for common stock or other equity securities of the same or a different issuer. As a result, convertible securities are subject to the general risks of investing in debt securities and to the risks of investment in equity securities, as well.


REPURCHASE AGREEMENTS The Funds may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral.


DEFENSIVE STRATEGIES At times, RS Investments may judge that market conditions make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these defensive strategies, a Fund may hold assets in cash and cash equivalents and in other investments RS Investments believes to be consistent with the Fund's best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

RISK OF SUBSTANTIAL REDEMPTIONS If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly in order to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund's net asset value per share; in addition, a substantial reduction in the size of the Fund may make it difficult for RS Investments to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by RS Investments in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

NOTE REGARDING PERCENTAGE LIMITATIONS

All percentage limitations on investments in this Prospectus will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund's portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) References in the discussion of a Fund's investment policies above to 80% of the Fund's net assets refer to that percentage of the aggregate of the Fund's net assets and the amount, if any, of borrowings by the Fund for investment purposes. A policy requiring a Fund to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days prior written notice to shareholders.

MANAGEMENT OF THE FUNDS

RS Investment Management, L.P. ("RS Investments"), a California limited partnership, 388 Market Street, Suite

1700, San Francisco, CA 94111, is the investment adviser for each of the Funds. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Funds and makes investment decisions on their behalf. The Trust pays all expenses not assumed by RS Investments including, among other things, Trustees' fees, auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses, and payments under the Funds' Distribution Plan.

RS Investments places all orders for purchases and sales of the Funds' investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.


It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more favorable terms, or at more favorable prices than a Fund.

RS Investments manages other accounts with investment objectives and policies similar to those of the Funds, which pay fees at rates lower than the fees paid by the Funds.


LEGAL MATTERS On October 6, 2004, RS Investments entered into settlement agreements with the Securities and Exchange Commission (the "SEC") and the Office of the New York State Attorney General (the "NYAG"). The settlement agreements relate to certain investors' frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RS Investments consented to the entry of an order by the SEC (the "SEC Order") instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments will pay disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of the Funds in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain Funds in the aggregate amount of approximately $5 million over a period of five years. These reductions are reflected in the table entitled "Fees and Expenses" on page [ ]. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the co-president of the Trust and the former chairman of the Board of Trustees of the Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, not to serve as a Trustee of the Trust for a period of five years, and to limit his duties with RS Investments (of which he is co-chief executive officer along with Terry R. Otton) for twelve months.

Steven M. Cohen, the former treasurer of the Trust and former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RS Investments and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RS Investments neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC's website at www.sec.gov and a copy of the settlement agreement with the NYAG is available on the NYAG's website at www.oag.state.ny.us.

RS Investments, and not the RS Funds, will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually) and associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Funds.

Since the announcement of those settlements, three apparently related civil lawsuits have been commenced (Richard Rozgay v. RS Investment Trust et al. (N.D. Cal., Docket No. C04-4827) (November 12, 2004), James Blevins v. RS Investment Trust et al. (N.D. Cal., Docket No. C04-4826) (November 12, 2004)), and Parthasarathy v. RS Investment Trust et al. (D. Md., Docket No. 1:04-cv-03798-JFM) (November 30, 2004) against RS Investments, the Trust, each of the Funds, and certain current or former employees and officers of the Trust or RS Investments. The factual allegations made in these actions generally track the facts recited in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading. Each of the first two lawsuits allege a variety of theories for recovery, including, among others, that all defendants violated sections 36(a) and 36(b) of the Investment Company Act of 1940 and all defendants breached fiduciary duties to the plaintiff. The third lawsuit alleges a variety of theories for recovery, including, among others, that some or all defendants violated, or caused to be violated, section 11 of the Securities Act of 1933 and section 10(b) of the Securities Exchange Act of 1934. The actions purport to be brought on behalf of a specified class of investors in the Funds and do not quantify any relief requested. Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide. It is not possible at this time to predict whether these litigations will have any material adverse effect on any of the Funds.

See "Distribution Arrangements and Rule 12b-1 Fees" below for information regarding an unrelated derivative action against a number of defendants, including RS Investments and each of the Trustees of the Trust.

ADMINISTRATIVE SERVICES Each of RS Diversified Growth Fund, The Information Age Fund(R), RS Internet Age Fund(R), RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, and RS Global Natural Resources Fund has entered into an agreement with RS Investments pursuant to which RS Investments provides administrative services to the Funds. No fees are payable by the Funds under the agreement.


Advisory Fees
(as a percentage of each Fund's average net assets)


                                                     CURRENT
                                 ADVISORY FEES   CONTRACTUAL
                                       PAID(1)          RATE
RS Diversified Growth Fund              1.00%       1.00%
RS Emerging Growth Fund                 1.00%       0.95%(2)
RS Growth Fund                          0.79%       0.80%(3)
The Information Age Fund(R)             1.00%       1.00%
RS Internet Age Fund(R)                 1.00%       1.00%
RS MidCap Opportunities Fund            0.84%       0.85%(4)
RS Smaller Company Growth Fund          1.00%       1.00%
RS Global Natural Resources             0.91%       1.00%
Fund
RS Partners Fund                        0.85%       1.00%
RS Value Fund                           0.85%       0.85%(4)



(1) Advisory Fees Paid reflect the effects of any expense limitations and fee waivers in effect during the year.
(2)  Reduced from 1.00% to 0.95% effective December 7, 2004.
(3)  Reduced from 1.00% to 0.80% effective December 7, 2004.
(4)  Reduced from 1.00% to 0.85% effective December 7, 2004.

YOUR INVESTMENT

PORTFOLIO MANAGERS

[PHOTO OF STEPHEN J. BISHOP]


STEPHEN J. BISHOP has been co-portfolio manager of the RS INTERNET AGE
FUND(R) since February 2001 and of THE INFORMATION AGE FUND(R) since July 2001. Mr. Bishop joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc. for three years. Mr. Bishop holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.


[PHOTO OF JAMES L. CALLINAN]


JAMES L. CALLINAN has managed the RS EMERGING GROWTH FUND since 1996. Prior to joining the firm in 1996, Mr. Callinan was portfolio manager of the Putnam OTC Emerging Growth Fund for two years and served on the investment team of Putnam's growth group for nine years. He received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School. Mr. Callinan is also a Chartered Financial Analyst.


[PHOTO OF MACKENZIE B. DAVIS]


MACKENZIE B. DAVIS has been a co-portfolio manager of the RS GLOBAL NATURAL RESOURCES FUND since January 2005. Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as a high yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. Mr. Davis holds an A.B. from Brown University in Mathematical Economics and Modern American History. He is a Chartered Financial Analyst.


[PHOTO OF DAVID J. KELLEY]


DAVID J. KELLEY has been a co-portfolio manager of the RS PARTNERS FUND and the RS VALUE FUND since January 2004. Prior to joining RS Investments in 2002 as an analyst in the RS Value Group, Mr. Kelley was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. Mr. Kelley earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.


[PHOTO OF WENDELL H. LAIDLEY]


WENDELL H. LAIDLEY has been a co-portfolio manager of the RS INTERNET AGE FUND(R) and THE INFORMATION AGE FUND(R) since February 2002. Prior to joining RS Investments in 2002, he was a director and senior equity analyst in the Technology Group of Credit Suisse First Boston for four years. He also held research analyst positions at Deutsche Bank Technology Group; at Wessels, Arnold & Henderson; and at Volpe, Welty & Company. Mr. Laidley holds a B.A. in economics from Hobart and William Smith Colleges.


[PHOTO OF ANDREW P. PILARA]


ANDREW P. PILARA, JR. has managed the RS PARTNERS FUND and the RS GLOBAL NATURAL RESOURCES FUND since their inceptions. Mr. Pilara has been responsible for the management of the RS VALUE FUND since January 2001, and has been a member of that Fund's management team since 1999. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for over thirty years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary's College.


[PHOTO OF JOHN H. SEABERN]


JOHN H. SEABERN is a co-portfolio manager of the RS DIVERSIFIED GROWTH FUND and has served on the Fund's management team since its inception. Prior to joining the firm in 1993, he was a performance analyst at Duncan-Hurst Capital Management for two years. Mr. Seabern holds a B.S. degree in finance from the University of Colorado, and is a Chartered Financial Analyst.

[PHOTO OF JAY M. SHERWOOD]


JAY M. SHERWOOD has been a co-portfolio manager of the RS MIDCAP OPPORTUNITIES FUND since January 2003 and of the RS GROWTH FUND since August 2003. Before joining RS Investments in 1995 as an analyst in the growth equities group, he obtained his CPA at Deloitte & Touche. Mr. Sherwood holds a B.A. in economics and business from the University of California at Los Angeles, and is a Chartered Financial Analyst.


[PHOTO OF ALLISON K. THACKER]


ALLISON K. THACKER has been a co-portfolio manager of the RS INTERNET AGE FUND(R) and THE INFORMATION AGE FUND(R) since April 2003. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as a summer associate at Putnam Investments, and, prior to that, she was an analyst in the energy group at Merrill Lynch & Company for two years. Ms. Thacker holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.


[PHOTO OF JOHN L. WALLACE]


JOHN L. WALLACE has managed the RS MIDCAP OPPORTUNITIES FUND and the RS DIVERSIFIED GROWTH FUND since their inceptions. Mr. Wallace has also led a team of investment professionals managing the RS GROWTH FUND since July 2001. Mr. Wallace is currently a co-portfolio manager of the three Funds. Prior to joining the firm in 1995, he spent nine years at Oppenheimer Management Corporation, where he managed the Oppenheimer Main Street Income and Growth Fund for five years. Mr. Wallace holds a B.A. from the University of Idaho and an M.B.A. from Pace University.


[PHOTO OF JOSEPH A. WOLF]


JOSEPH A. WOLF has been a co-portfolio manager of the RS PARTNERS FUND and the RS VALUE FUND since January 2004. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, Mr. Wolf was the founder, director, and vice president of corporate development for zUniversity, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Mr. Wolf holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.


[PHOTO OF WILLIAM J. WOLFENDEN]

WILLIAM J. WOLFENDEN III has managed the RS SMALLER COMPANY GROWTH FUND since joining RS Investments in April 2001. Prior to that time, Mr. Wolfenden had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. Previously, he spent four years in commercial banking for Westamerica Bank and the Bank of California. Mr. Wolfenden holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.


The Statement of Additional Information provides further information about the Portfolio Managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of this Prospectus.

YOUR INVESTMENT

HOW SHARES ARE PRICED

Each Fund calculates the net asset value of its shares by dividing the total value of its assets, less its liabilities, by the number of shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. The Funds value their portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded, or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. ("Nasdaq") are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. The Funds value all other securities and assets at their fair values as determined in accordance with guidelines and procedures adopted by the Trust's Board of Trustees.


The Funds will not price their shares on days when the New York Stock Exchange is closed.


All assets and liabilities of a Fund denominated in foreign currencies are valued using the exchange rates quoted at the close of the London Stock Exchange. As a result, fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of a Fund's shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which a Fund may invest may trade on days when the Fund does not price its shares, the net asset value of a Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining net asset value are computed as of such times. Also, because of the amount of time required to collect and process trading information for large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of net asset value. If events that, in RS Investments' judgment, materially affect the values of such securities occur during such period, then these securities may be valued at their fair values in accordance with guidelines and procedures adopted by the Trust's Board of Trustees. The fair value of one or more of the securities in the portfolio, which is used to determine the Fund's NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in the Fund.


HOW TO PURCHASE SHARES

IMPORTANT NOTE: The following information relates generally to purchases of shares by investors directly from the Funds, and not through broker-dealers, investment advisers, financial consultants, plan servicing agents, or other intermediaries of any kind. The terms and conditions that apply to purchases through such entities may differ substantially from those that apply to purchases directly from the Funds. For example, such intermediaries may impose different minimum purchase requirements and may impose fees and charges that would not apply to a purchase directly from the Funds. Account options available to clients of such intermediaries may differ substantially from those available to investors purchasing shares directly from the Funds. If you are not purchasing shares directly from the Fund, you should contact your intermediary directly for specific information. Only citizens, legal residents and legal entities of the United States providing a valid social security or tax identification number will be allowed to purchase shares of the Funds.

Currently, the minimum initial investment in any Fund is $5,000 ($1,000 for Individual Retirement Account (IRA) and for gift/transfer-to-minor accounts), and subsequent investments must be at least $1,000 ($250 for IRAs and gift/transfer-to-minor accounts; $100 for automatic investment plans). The minimum investment may be waived by RS Investments for specific investors or types of investors, including, without limitation, retirement plans, employees of RS Investments and its affiliates and their family members, and Trustees of the Trust and their family members. The Trust or RS Investments may change or waive this minimum at any time, or from time to time, in its discretion.

You may obtain an Application by calling RS Investments at 1-800-766-FUND
(3863), by visiting RS Investments' Web site at www.RSinvestments.com, or by writing to RS Investments at 388 Market Street, Suite 1700, San Francisco, CA 94111. For more information on RS Funds

IRAs, please call to request an IRA Disclosure Statement.

The Funds are intended as long-term investment vehicles and are not intended for short-term trading.

INITIAL INVESTMENTS You may make your initial investment by mail, online through debit of your bank account, or by wire transfer as described below.

- BY MAIL Send a completed Application, together with a check made payable to the Fund in which you intend to invest (or, if you are investing in more than one Fund, make your check payable to RS Investment Trust), to the Funds' transfer agent, Boston Financial Data Services (the "Transfer Agent"), at P.O. Box 219717, Kansas City, MO 64121-9717. Do not send your Application and check to RS Investments; they will be returned to you.

- BY OVERNIGHT MAIL Send the information described above to the Funds' Transfer Agent, 330 West 9th Street, First Floor, Kansas City, MO 64105-1514.

- ONLINE Complete an online Application using the RS Investments Web site at www.RSinvestments.com. Online purchase instructions will be accepted only if the purchase price is paid through debit of your bank account. There is a limit of $50,000 on online purchase transactions. Gift/transfer-to-minor accounts opened online require a $5,000 minimum initial investment. You may also download from the Web site an Application to open an account, complete it by hand, and mail it to the address above, along with a check and/or banking instructions. For additional online investing instructions, please visit www.RSinvestments.com.

- BY WIRE Telephone the Funds' Transfer Agent at 1-800-766-FUND (3863). Indicate the name(s) to be used on the account registration, the mailing (and street) address, Social Security Number or tax ID number, birth date, the amount being wired, the name of your wiring bank, and the name and telephone number of a contact person at the wiring bank. The Transfer Agent will provide you with an account number.


     Then instruct your bank to wire the specified amount, along with your account name and number to:
     State Street Bank and Trust Company
     ABA#011 000028
     Attn: Custody
     DDA# 99047177
     225 Franklin Street Boston, MA 02110
     Credit:[Name of Fund]
     For further credit:

     (Shareholder's name)
     (Shareholder's account #)

At the same time, you MUST mail a completed and signed Application to the Funds' Transfer Agent at P.O. Box 219717, Kansas City, MO 64121-9717. Please include your account number on the Application. No purchase of shares by wire will be effected until the Transfer Agent has received your completed and signed application.

SUBSEQUENT INVESTMENTS After your account is open, you may invest through RS Investments' Web site, mail, telephone, or wire at any time. Please include your name and account number on all checks and wires.

- AUTOBUY The Autobuy option allows you to purchase shares by moving money directly from your checking account to a Fund. If you have established the Autobuy option, you may purchase additional shares for an existing account in any amount between $100 and the cumulative dollar value held in the account by calling the Transfer Agent at 1-800-766-FUND (3863) and instructing the Transfer Agent as to the dollar amount you wish to invest. The investment will automatically be processed through the Automatic Clearing House (ACH) system. Shares will be issued at the net asset value per share after the Fund accepts your order, which will typically be on the date when you provide proper instructions to the Transfer Agent (assuming you do so prior to the close of the New York Stock Exchange). RS Investments does not charge a fee for this option. If you did not establish this option at the time you opened your account, you need to send your bank account information along with a voided check to the Transfer Agent at P.O. Box 219717, Kansas City, MO 64121-9717. The request must be signed by you and any other owners of the account exactly as their names appear on the Transfer Agent's records.

OTHER INFORMATION ABOUT PURCHASING SHARES Each of the RS Emerging Growth Fund and RS Partners Fund is currently offered (by purchase or exchange) only to existing investors, certain retirement plans and plan providers, or investors purchasing shares through certain financial institutions. The RS Partners Fund is currently offered (by purchase or exchange) only to certain retirement plans and plan providers and to existing investors having accounts directly with the Fund. In addition, the Funds are offered to employees of RS Investments and its affiliates and their family members, and Trustees of the Trust and their family members. These limitations will preclude some existing shareholders of a Fund from making additional investments in that Fund. Contact RS Investments for more information. The Trust or RS Investments may in their discretion impose additional limitations on the sale of shares of these Funds or any other Fund at any time, and may waive or eliminate any such limitation at any time without notice.

All purchases of Fund shares are subject to acceptance by the Fund and are not binding until accepted and shares are issued. Failure to specify a Fund and account information may delay processing of purchases. Purchases of Fund shares are generally made at the net asset value next determined after the purchase is accepted. (See "How Shares Are Priced" on page [ ].) However, orders received by certain retirement plans and other financial institutions on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent after that business day's close of regular trading may be effected nevertheless at the net asset value determined for that business day. Please initiate any wire transfer early in the morning to ensure that the wire is received by a Fund before the close of the New York Stock Exchange, normally 4:00 p.m. eastern time.

All purchases must be made in United States dollars, and checks should be drawn on banks located in the United States. (Starter or counter checks will not be accepted.) Third-party checks or cash equivalents will not be accepted as payment for purchases. If your purchase of shares is canceled due to nonpayment or because a check does not clear, you will be held responsible for any loss incurred by the Funds or the Transfer Agent. Each Fund can redeem shares to reimburse it or the Transfer Agent for any such loss.

Each Fund reserves the right in its discretion to reject any investor, or any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares RS Investments believes could be harmful to a Fund, or which RS Investments believes to be excessively frequent), and to suspend the offering of its shares for any period of time.

A Fund may decide to restrict purchase and sale activity in its shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance. There can be no assurance that the Trust will identify all frequent purchase and sale activity affecting a Fund.


No share certificates will be issued.


The Funds, RS Investments, or PFPC Distributors, Inc. ("PFPC Distributors"), the Funds' distributor, may in their discretion make payments for shareholder servicing, subaccounting, and other services to any intermediary through whom investors buy or hold shares in the Funds.

A Fund's shares will likely continue to be offered for sale even if a portfolio manager for the Fund holds a negative outlook at the time for the Fund's investment style or asset class.


HOW TO SELL SHARES
IMPORTANT NOTE: The following information relates generally to sales of shares held by investors directly in the Funds, and not through broker-dealers, investment advisers, financial consultants, plan servicing agents, or other intermediaries of any kind. Your ability to sell shares through such entities may be limited, and such intermediaries may impose fees or charges that would not apply to shares held directly in the Funds. If you hold shares through an intermediary, you should contact the intermediary directly for specific information.


You may redeem your shares, or sell your shares back to the appropriate Fund, on any business day when the New York Stock Exchange is open by following one of the procedures explained below.

- BY MAIL You may redeem your shares of a Fund by mailing to the Transfer Agent at P.O. Box 219717, Kansas City, MO 64121-9717, a written request for redemption that includes the following:


     -    number of shares or dollar amount to be redeemed;
     -    your Fund and account number; and

     - your signature and that of all other owners of the account exactly as their names appear on the account.

If you request that the proceeds from your redemption be sent to you at an address other than your address of record, to a bank account other than the account of record listed in the Transfer Agent's records, or to another party, or if you have made changes to the address or bank account of record in the last 30 days, each signature must be guaranteed by an eligible signature guarantor (which generally must participate in the Securities Transfer Agents Medallion Program (STAMP), the leading signature guarantee program recognized by all major financial services associations throughout the United States and Canada), such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. Please contact the Transfer Agent for more details. Corporations, fiduciaries, and other types of shareholders may be required to supply additional documents that support their authority to effect a redemption.

- BY TELEPHONE Unless you have indicated that you do not wish to establish telephone redemption privileges (see the Application or call the Transfer Agent for details), you may redeem shares by calling the Transfer Agent at 1-800-766-FUND (3863) by the close of the New York Stock Exchange, normally 4:00 p.m. Eastern Time, on any day the New York Stock Exchange is open for business.


     If an account has more than one owner, the Transfer Agent may rely on the telephone instructions of any one owner. Each Fund employs reasonable procedures in an effort to confirm the authenticity of telephone instructions. If procedures established by the Trust or the Transfer Agent are not followed, the Funds and the Transfer Agent may be responsible for any losses because of unauthorized or fraudulent instructions. By not declining telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine (1) to redeem shares from your account and (2) to mail or wire the redemption proceeds. If you recently opened an account by wire, you cannot redeem shares by telephone until the Transfer Agent has received your completed Application.


     Telephone redemption is not available for shares held in IRAs. Each Fund may change, modify, or terminate its telephone redemption services at any time upon 30 days' notice.

- ONLINE Cash redemptions requested through RS Investments' Web site will be paid to the shareholder's bank account listed in the Transfer Agent's records. A limit of $50,000 is imposed on online redemption transactions. Shares held in IRAs may not be redeemed online.


     You may be able to initiate many transactions electronically. Neither the Funds nor the Transfer Agent will be responsible for any losses resulting from unauthorized transactions if they follow reasonable security procedures designed to verify the identity of the investor. The Transfer Agent may request personalized security codes or other information. For additional online investing instructions, please visit www.RSinvestments.com.


- BY WIRE If your financial institution receives Federal Reserve wires, you may send instructions to the Transfer Agent at P.O. Box 219717, Kansas City, MO 64121-9717, that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your financial institution's complete wiring instructions.

     The Funds will forward proceeds from telephone redemptions only to the bank account or brokerage account that you have authorized in writing. A $9.00 wire fee may be charged either by redeeming shares from your account, or upon a full redemption, deducting the fee from the proceeds.

- AUTOSELL The Autosell option allows you to redeem shares from your RS Fund accounts and to have the proceeds sent directly to your checking account. If you have established the Autosell option, you may redeem shares by calling the Transfer Agent at 1-800-766-FUND (3863) and instructing it as to the dollar amount or number of shares you wish to redeem. The proceeds will automatically be sent to your bank through the Automatic Clearing House (ACH) system. RS Investments does not charge a fee for this option. If you did not establish this option at the time you opened your account, you need to send a written request, signed by you and any other owners of the account exactly as their names appear on the Transfer Agent's records, along with a voided check to the Transfer Agent at P.O. Box 219717, Kansas City, MO 64121-9717.

GENERAL REDEMPTION POLICIES The redemption price per share is the net asset value per share determined as of the close of regular trading on the New York Stock Exchange after the Transfer Agent receives the request for redemption in proper form, and each Fund will make payment for redeemed shares within seven days thereafter. Orders received by certain retirement plans and other financial institutions on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent after that business day's close of regular trading may be effected nevertheless at the net asset value determined for that business day. Under unusual circumstances, a Fund may suspend redemptions, or postpone payment of redemption proceeds for more than seven days, as permitted by federal securities law. If you purchase shares of a Fund by check (including certified check) and redeem them shortly thereafter, the Fund will delay payment of the redemption proceeds for up to 15 days after the Fund's receipt of the check or until the check has cleared, whichever occurs first. If you purchase shares of a Fund through the Autobuy option and redeem them shortly thereafter, the Fund will delay payment of the redemption proceeds for up to 15 days after your purchase of shares through the Autobuy option is accepted.

During any 90-day period, the Trust will pay in cash all requests to redeem shares by any one shareholder, up to the lesser of $250,000 and 1% of the value of a Fund's net assets at the beginning of the period. Should redemptions by any shareholder of a Fund exceed this limitation, the Trust reserves the right to redeem the excess amount in whole or in part in securities or other assets. If shares are redeemed in this manner, the redeeming shareholder typically will incur brokerage and other costs in converting the securities to cash.

You may experience delays in exercising telephone redemptions during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, you may wish to consider transmitting redemption orders to the Transfer Agent through RS Investments' Web site or by an overnight courier service.

RS Investments reserves the right to redeem shares in any account that drops below $2,000 due to shareholder redemptions. You are allowed 60 days to make an additional investment before the account is liquidated. The account balance minimum does not apply to IRAs or other retirement accounts, Coverdell Education Savings Accounts, Uniform Gifts/Transfers to Minors Act accounts, or Systematic Savings accounts.

EXCHANGES

Shares of one Fund may be exchanged for shares of another Fund. Exchanges of shares will be made at their relative net asset values. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required, and the shareholder is a resident of a state where shares of the Fund in question are qualified for sale and qualifies to purchase shares of that Fund. (You may not exchange shares of a Fund for shares of RS Emerging Growth Fund and RS Partners Fund, unless you are otherwise eligible to purchase shares of that Fund.) However, you may not effect more than four exchanges (even if more than one exchange occurs on a single day) in any 12-month period (including the initial exchange of your investment from a Fund during the period, and subsequent exchanges of that investment from other Funds during the same 12-month period).

You should note that an exchange is a taxable event and will generally result in a taxable gain or loss. Exchange privileges may be terminated, modified, or suspended by a Fund upon 60 days' prior notice to shareholders.


Unless you have indicated that you do not wish to establish telephone exchange privileges (see the Application or call the Transfer Agent at 1-800-766-FUND
(3863) for details), you may make exchanges by telephone.


FREQUENT PURCHASES AND REDEMPTIONS
Excessive trading can hurt Fund performance, operations, and shareholders. The Board of Trustees has adopted policies and procedures with respect to frequent purchases, redemptions, and exchanges of Fund shares by Fund shareholders. The Funds discourage, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of the Funds' shares to the extent RS Investments believes that such trading is harmful to the Funds' shareholders, although the Funds will not necessarily prevent all frequent trading in their shares. The Funds also have implemented a "zero-tolerance" policy with respect to identified market-timing activity in the Funds. Each Fund reserves the right, in its discretion, to reject any investor, or any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity RS Investments believes could be harmful to a Fund or which RS Investments believes to be excessively frequent). The Trust limits the number of exchanges that an investor may make. Please refer to "Exchanges" on page __ for further information. The ability of RS Investments to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners. The Trust or RS Investments may take any steps they consider appropriate in respect of frequent trading in omnibus accounts, including potentially closing the omnibus account. There can be no assurance that a Fund or RS Investments will identify all harmful purchase or redemption activity, or market timing or similar activities, affecting a Fund, or that a Fund or RS Investments will be successful in limiting such activities.


USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account directly with a Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If the Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.


DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry forwards) to shareholders at least annually (more often, if necessary to avoid certain excise or income taxes on the Fund).

You may choose either of the following distribution options:


-    Reinvest your distributions in additional shares of your Fund;


-    Receive your distributions in cash.


All distributions will be automatically reinvested in Fund shares unless you request cash payment with at least 10 days' prior notice to the Transfer Agent.


TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid imposition of excise taxes. A Fund generally will distribute substantially all of its net income and net short-term and long-term capital gains on a current basis. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although from time to time a Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax. (The Emerging Growth Fund paid an excise tax of approximately $5,000 on this basis in respect of fiscal 2004.)

TAXES ON DIVIDENDS AND DISTRIBUTIONS For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long you have held Fund shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gains dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Long-term capital gains rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before you invested in the Fund (and thus were included in the price paid for the Fund shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year, the Trust will notify you of the amount and tax status of distributions paid to you by each of the Funds for the preceding year.


TAXES WHEN YOU SELL OR EXCHANGE YOUR SHARES Any gain resulting from the sale or exchange of your shares in the Funds will also generally be subject to federal income tax as capital gains.


FOREIGN INVESTMENTS A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, a Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities and foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.


CONSULT YOUR TAX ADVISER ABOUT OTHER POSSIBLE TAX CONSEQUENCES This is a summary of certain federal tax consequences of investing in a Fund. You should consult your tax adviser for more information on your own tax situation, including possible foreign, state, and local taxes.


DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds have established a policy with respect to the disclosure of Fund portfolio holdings. A description of this policy is provided in the Statement of Additional Information and is also available on the RS Investments' website at: www.RSInvestments.com. In addition, by clicking on "Quarterly Holdings" and "Statistical Summary by Fund" on the RS Investments' website, the following information is generally available to you:



                               APPROXIMATE DATE OF
       INFORMATION              POSTING TO WEBSITE
       -----------              ------------------
Fund's top 10 securities
    holdings and other
portfolio statistics as of
    each quarter's end      15 days after quarter end
 Fund's full securities
   holdings as of each      30 days after quarter end
      quarter's end

The Funds or RS Investments may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


DISTRIBUTION ARRANGEMENTS AND RULE 12b-1 FEES


PFPC Distributors is the principal underwriter of the Funds' shares. To compensate PFPC Distributors for the services it provides and for the expenses it bears in connection with the distribution of Fund shares, each Fund makes payments to PFPC Distributors under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan is a compensation plan. Under the Plan, each of the Funds pays PFPC Distributors compensation, accrued daily and paid monthly, at the annual rate of 0.25% of the Fund's average daily net assets. Because Rule 12b-1 fees are paid out of a Fund's assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

RS Investments performs certain services and incurs certain expenses with respect to the promotion of Fund shares and servicing of shareholder accounts. For promotional services provided and expenses incurred by it in any period in respect of a Fund, RS Investments typically receives the amount of fees paid to PFPC Distributors by the Fund under the Plan, as described above, less PFPC Distributors' compensation and expenses (including amounts paid by PFPC Distributors to financial intermediaries for distribution services).

In addition to payments under the Distribution Plan, the Funds reimburse PFPC Distributors and RS Investments for payments PFPC Distributors and RS Investments make to financial intermediaries that provide certain administrative and account maintenance shareholder services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance shareholder services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, pension plan administrators, and insurance companies.

PFPC Distributors may pay compensation to financial intermediaries in connection with their services in distributing shares of the Funds. In addition, PFPC Distributors or RS Investments may pay compensation to financial intermediaries for shareholder services provided by such intermediaries to their clients who own shares of the Funds. In some cases, a financial intermediary may hold its clients' Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by PFPC Distributors or RS Investments to a financial intermediary is typically paid continually over time, during the period when the intermediary's clients hold investments in the Funds. The amount of continuing compensation paid by PFPC Distributors or RS Investments to different financial intermediaries for distribution and/or shareholder services varies. In most cases, the compensation is paid at an annual rate of 0.25% of the value of the financial intermediary's clients' investments in the Funds. In some cases, the compensation may be paid at higher annual rates of up to 0.50% of an intermediary's clients' assets in the Funds; this additional amount may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

RS Investments or PFPC Distributors, at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Funds' shares or the servicing of shareholders, Funds, or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds' shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

If payments to financial intermediaries by the distributor or advisor for a particular mutual fund complex exceed payments by other mutual fund complexes, then your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by PFPC Distributors and RS Investments, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Because the Funds pay distribution and other fees for the sale of their shares and for services provided to shareholders out of the Funds' assets on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

A Fund may pay distribution fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of that Fund are unavailable for purchase.

A derivative action (Robert Emma, Custodian, IRA, DTD 7/10/97 v. RS Investment Management L.P. et. al. (D. Ma., Docket No. C04-4827) (October 1, 2004)) has been commenced against RS Investments, PFPC Distributors, each of the current Trustees and one former Trustee (and RS Emerging Growth Fund as a nominal defendant) seeking injunctive relief and damages for breaches of fiduciary duties under federal and state law by each of the named defendants arising in connection with RS Emerging Growth Fund's payments under the Plan during periods when the Fund's shares were sold only to certain classes of investors. RS Investments does not believe that the derivative litigation will materially affect its ability to continue to provide to RS Emerging Growth Fund the services it has agreed to provide. It is not possible at this time to predict whether this derivative litigation will have any material adverse effect on RS Emerging Growth Fund or any other of the Funds.

FINANCIAL HIGHLIGHTS


     RS DIVERSIFIED GROWTH FUND The financial highlights table below is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.



                                                       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                         12/31/04        12/31/03        12/31/02        12/31/01         12/31/00
     Net asset value, beginning of period             $     22.36     $     14.16     $     23.26     $     22.83     $     32.99

     Net investment income/(loss)                           (0.29)          (0.14)          (0.19)          (0.18)          (0.25)

     Net realized and unrealized gain/(loss)                 0.62            8.34           (8.91)           0.61           (8.69)

     TOTAL OPERATIONS                                        0.33            8.20           (9.10)           0.43           (8.94)

     Distribution from net investment income                   --              --              --              --              --

     Distribution from net realized capital gains              --              --              --              --           (1.22)

     TOTAL DISTRIBUTIONS                                       --              --              --              --           (1.22)

     Net asset value, end of period                   $     22.69     $     22.36     $     14.16     $     23.26     $     22.83

     TOTAL RETURN                                            1.48%          57.91%         (39.12)%          1.88%         (26.91)%

     Net assets, end of period (thousands)            $   953,811     $ 1,089,598     $   570,814     $   853,309     $   567,888

     Net ratio of expenses to average net assets(1)          1.58%           1.48%           1.50%           1.52%           1.51%

     Gross ratio of expenses to average net assets           1.62%           1.63%           1.69%           1.71%           1.66%

     Net ratio of net investment income/(loss) to
     average net assets(1)                                  (1.23)%         (0.92)%         (1.11)%         (1.03)%         (1.01)%

     Gross ratio of net investment income/(loss) to
     average net assets                                     (1.27)%         (1.07)%         (1.30)%         (1.22)%         (1.16)%

     Portfolio turnover rate                                  230%            305%            223%            255%            383%


     Per-share data has been determined by using the average number of shares outstanding throughout the period.

     Distributions reflect actual per-share amounts distributed for the period.

(1) Pursuant to a securities lending arrangement, the borrower of the securities paid certain expenses of the Fund to the Fund's service providers. The net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets have been reduced to reflect the corresponding reduction in expenses paid by the Fund. In the absence of that arrangement, the net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets would be 1.66% and (1.16)%, respectively, for 2000; 1.71% and (1.22)%, respectively, for 2001; 1.66% and (1.27)%, respectively, for 2002; 1.60% and (1.04)%, respectively, for 2003; and 1.62% and (1.27)%, respectively, for 2004.

RS EMERGING GROWTH FUND The financial highlights table below is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.



                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                        12/31/04        12/31/03        12/31/02        12/31/01        12/31/00
    Net asset value, beginning of period             $     28.10     $     19.15     $     32.00     $     44.02     $     60.67

    Net investment income/(loss)                           (0.50)          (0.35)          (0.34)          (0.29)          (0.47)

    Net realized and unrealized gain/(loss)                 4.76            9.30          (12.51)         (11.73)         (14.74)

    TOTAL OPERATIONS                                        4.26            8.95          (12.85)         (12.02)         (15.21)

    Distribution from net investment income                   --              --              --              --              --

    Distribution from net realized capital
    gains                                                     --              --              --              --           (1.44)

    TOTAL DISTRIBUTIONS                                       --              --              --              --           (1.44)

    Net asset value, end of period                   $     32.36     $     28.10     $     19.15     $     32.00     $     44.02

    TOTAL RETURN                                           15.16%          46.74%         (40.16)%        (27.31)%        (25.04)%

    Net assets, end of period (thousands)            $ 1,399,778     $ 1,613,299     $ 1,307,774     $ 2,473,783     $ 3,867,028

    Net ratio of expenses to average net
    assets(1)                                               1.59%           1.49%           1.53%           1.37%           1.29%

    Gross ratio of expenses to average net
    assets                                                  1.61%           1.61%           1.68%           1.59%           1.50%

    Net ratio of net investment
    income/(loss) to average net assets(1)                 (1.47)%         (1.39)%         (1.35)%         (0.79)%         (0.82)%

    Gross ratio of net investment
    income/(loss) to average net assets                    (1.49)%         (1.51)%         (1.50)%         (1.01)%         (1.03)%

    Portfolio turnover rate                                  156%            190%            166%            148%            157%



     Per-share data has been determined by using the average number of shares outstanding throughout the period.

     Distributions reflect actual per-share amounts distributed for the period.

(1) Pursuant to a securities lending arrangement, the borrower of the securities paid certain expenses of the Fund to the Fund's service providers. The net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets have been reduced to reflect the corresponding reduction in expenses paid by the Fund. In the absence of that arrangement, the net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets would be 1.50% and (1.03)%, respectively, for 2000; 1.59% and (1.01)%, respectively, for 2001; 1.68% and (1.50)%, respectively, for 2002; 1.60% and (1.50)%, respectively, for 2003; and 1.60% and (1.48)%, respectively, for 2004.

     The RS Emerging Growth Fund is currently offered only to certain investors. See "Other Information About Purchasing Shares" on page ___.

FINANCIAL HIGHLIGHTS

RS GROWTH FUND The financial highlights table below is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.



                                                  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    12/31/04        12/31/03        12/31/02        12/31/01        12/31/00
Net asset value, beginning of period             $     17.32     $     12.37     $     17.07     $     24.62     $     30.43

Net investment income/(loss)                           (0.09)          (0.12)          (0.15)          (0.21)          (0.33)

Net realized and unrealized gain/(loss)                 2.07            5.57           (4.55)          (4.80)          (3.14)

TOTAL OPERATIONS                                        1.98            5.45           (4.70)          (5.01)          (3.47)

Distribution from net investment income                   --              --              --              --              --

Distribution from net realized capital gains           (2.64)          (0.50)             --           (2.54)          (2.34)

TOTAL DISTRIBUTIONS                                    (2.64)          (0.50)             --           (2.54)          (2.34)

Net asset value, end of period                   $     16.66     $     17.32     $     12.37     $     17.07     $     24.62

TOTAL RETURN                                           11.95%          44.24%         (27.53)%        (20.43)%        (11.09)%

Net assets, end of period (thousands)            $   217,505     $   223,726     $   170,431     $   297,613     $   482,194

Net ratio of expenses to average net assets             1.49%           1.58%           1.62%           1.60%           1.53%

Gross ratio of expenses to average net
assets                                                  1.69%           1.65%           1.67%           1.61%           1.53%

Net ratio of net investment income/(loss)
to average net assets                                  (0.55)%         (0.81)%         (0.87)%         (0.96)%         (1.05)%

Gross ratio of net investment
income/(loss) to average net assets                    (0.75)%         (0.88)%         (0.92)%         (0.97)%         (1.05)%

Portfolio turnover rate                                  163%            262%            346%            172%             71%



Per-share data has been determined by using the average number of shares outstanding throughout the period.

Distributions reflect actual per-share amounts distributed for the period.

THE INFORMATION AGE FUND(R) The financial highlights table below is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.



                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                        12/31/04        12/31/03        12/31/02        12/31/01        12/31/00
    Net asset value, beginning of period             $     14.93     $      7.55     $     14.53     $     19.01     $     35.79

    Net investment income/(loss)                           (0.30)          (0.14)          (0.18)          (0.14)          (0.40)

    Net realized and unrealized gain/(loss)                 1.39            7.52           (6.80)          (4.05)         (12.05)

    TOTAL OPERATIONS                                        1.09            7.38           (6.98)          (4.19)         (12.45)

    Distribution from net investment income                   --              --              --              --              --

    Distribution from net realized capital
    gains                                                     --              --              --           (0.29)          (4.33)

    TOTAL DISTRIBUTIONS                                       --              --              --           (0.29)          (4.33)

    Net asset value, end of period                   $     16.02     $     14.93     $      7.55     $     14.53     $     19.01

    TOTAL RETURN                                            7.30%          97.75%         (48.04)%        (22.11)%        (35.09)%

    Net assets, end of period (thousands)            $   132,451     $   241,956     $    50,354     $   125,099     $   201,820

    Net ratio of expenses to average net
    assets(1)                                               1.62%           1.57%           1.74%           1.67%           1.54%

    Gross ratio of expenses to average net
    assets                                                  1.64%           1.67%           1.80%           1.70%           1.54%

    Net ratio of net investment
    income/(loss) to average net assets(1)                 (1.47)%         (1.52)%         (1.59)%         (0.87)%         (1.22)%

    Gross ratio of net investment
    income/(loss) to average net assets                    (1.49)%         (1.62)%         (1.65)%         (0.90)%         (1.22)%

    Portfolio turnover rate                                  143%            194%            219%            318%            185%


     Per-share data has been determined by using the average number of shares outstanding throughout the period.

     Distributions reflect actual per-share amounts distributed for the period.


(1) Pursuant to a securities lending arrangement, the borrower of the securities paid certain expenses of the Fund to the Fund's service providers. The net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets have been reduced to reflect the corresponding reduction in expenses paid by the Fund. In the absence of that arrangement, the net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets would be 1.62% and (1.57)%, respectively, for 2003; and 1.63% and (1.48)%, respectively, for 2004.

FINANCIAL HIGHLIGHTS


RS INTERNET AGE FUND(R) The financial highlights table below is intended to help you understand the financial performance of the Fund since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.



                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                        12/31/04        12/31/03        12/31/02        12/31/01        12/31/00
    Net asset value, beginning of period             $      6.58     $      3.27     $      5.76     $      6.53     $     12.18

    Net investment income/(loss)                           (0.18)          (0.07)          (0.08)          (0.05)          (0.20)

    Net realized and unrealized gain/(loss)                 0.74            3.38           (2.41)          (0.72)          (5.45)

    TOTAL OPERATIONS                                        0.61            3.31           (2.49)          (0.77)          (5.65)

    Distribution from net investment income                   --              --              --              --              --

    Distribution from net realized capital
    gains                                                     --              --              --              --              --

    TOTAL DISTRIBUTIONS                                       --              --              --              --              --

    Net asset value, end of period                   $      7.19     $      6.58     $      3.27     $      5.76     $      6.53

    TOTAL RETURN                                            9.27%         101.22%         (43.23)%        (11.79)%        (46.39)%

    Net assets, end of period (thousands)            $   106,367     $   125,968     $    35,059     $    69,069     $   100,281

    Net ratio of expenses to average net
    assets(1)                                               1.70%           1.82%           2.08%           1.85%           1.78%

    Gross ratio of expenses to average net
    assets                                                  1.72%           1.95%           2.31%           2.16%           2.00%

    Net ratio of net investment
    income/(loss) to average net assets(1)                 (1.67)%         (1.77)%         (1.96)%         (0.81)%         (1.52)%

    Gross ratio of net investment
    income/(loss) to average net assets                    (1.69)%         (1.90)%         (2.19)%         (1.12)%         (1.74)%

    Portfolio turnover rate                                  139%            208%            203%            315%            238%


     Per-share data has been determined using the average number of shares outstanding throughout the period.


(1) Pursuant to a securities lending arrangement, the borrower of the securities paid certain expenses of the Fund to the Fund's service providers. The net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets have been reduced to reflect the corresponding reduction in expenses paid by the Fund. In the absence of that arrangement, the net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets would be 1.99% and (1.73)%, respectively, for 2000; 2.11% and (1.07)%, respectively, for 2001; 2.23% and (2.11)%, respectively, for 2002; 1.89% and (1.84)%, respectively, for 2003; and 1.72% and (1.69)%, respectively, for 2004.

RS MIDCAP OPPORTUNITIES FUND The financial highlights table below is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.



                                                  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    12/31/04        12/31/03        12/31/02        12/31/01        12/31/00
Net asset value, beginning of period             $     10.84     $      7.30     $      9.92     $     11.65     $     15.92

Net investment income/(loss)                           (0.08)          (0.06)          (0.06)           0.10           (0.02)

Net realized and unrealized gain/(loss)                 1.42            3.60           (2.56)          (1.73)          (1.09)

TOTAL OPERATIONS                                        1.34            3.54           (2.62)          (1.63)          (1.11)

Distribution from net investment income                   --              --              --           (0.10)          (0.02)

Distribution from net realized capital
gains                                                     --              --              --              --           (3.14)

TOTAL DISTRIBUTIONS                                       --              --              --           (0.10)          (3.16)

Net asset value, end of period                   $     12.18     $     10.84     $      7.30     $      9.92     $     11.65

TOTAL RETURN                                           12.36%          48.49%         (26.41)%        (14.01)%         (6.28)%

Net assets, end of period (thousands)            $   208,554     $   141,147     $    88,507     $   156,326     $   197,915

Net ratio of expenses to average net
assets(1)                                               1.49%           1.53%           1.53%           1.47%           1.39%

Gross ratio of expenses to average net
assets                                                  1.64%           1.63%           1.67%           1.67%           1.58%

Net ratio of net investment income/(loss)
to average net assets(1)                               (0.88)%         (0.76)%         (0.60)%          0.87%          (0.14)%

Gross ratio of net investment
income/(loss) to average net assets                    (1.03)          (0.86)%         (0.74)%          0.67%          (0.33)%

Portfolio turnover rate                                  184%            253%            401%            409%            542%



     Per-share data has been determined by using the average number of shares outstanding throughout the period.

     Distributions reflect actual per-share amounts distributed for the period.

(1) Pursuant to a securities lending arrangement, the borrower of the securities paid certain expenses of the Fund to the Fund's service providers. The net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets have been reduced to reflect the corresponding reduction in expenses paid by the Fund. In the absence of that arrangement, the net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets would be 1.58% and (0.33)%, respectively, for 2000; 1.65% and 0.69%, respectively, for 2001; 1.62% and (0.69)%, respectively, for 2002; 1.57% and (0.80)%, respectively, for 2003; and 1.49% and (0.88)%, respectively, for 2004.

FINANCIAL HIGHLIGHTS

RS SMALLER COMPANY GROWTH FUND The financial highlights table below is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.



                                                  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    12/31/04        12/31/03        12/31/02        12/31/01        12/31/00
Net asset value, beginning of period             $     20.58     $     12.79     $     21.78     $     20.69     $     22.34

Net investment income/(loss)                           (0.28)          (0.23)          (0.20)          (0.21)          (0.33)

Net realized and unrealized gain/(loss)                 3.39            8.02           (8.30)           1.90            1.24

TOTAL OPERATIONS                                        3.11            7.79           (8.50)           1.69            0.91

Distribution from net investment income                   --              --              --              --              --

Distribution from net realized capital
gains                                                  (1.12)             --           (0.49)          (0.60)          (2.56)

TOTAL DISTRIBUTIONS                                    (1.12)             --           (0.49)          (0.60)          (2.56)

Net asset value, end of period                   $     22.57     $     20.58     $     12.79     $     21.78     $     20.69

TOTAL RETURN                                           15.38%          60.91%         (39.07)%          8.31%           4.44%

Net assets, end of period (thousands)            $   213,767     $   200,147     $   109,341     $   116,490     $   106,349

Net ratio of expenses to average net
assets(1)                                               1.59%           1.73%           1.81%           1.66%           1.67%

Gross ratio of expenses to average net
assets                                                  1.60%           1.83%           1.95%           1.97%           1.93%

Net ratio of net investment income/(loss)
to average net assets(1)                               (1.31)%         (1.57)%         (1.52)%         (1.10)%         (1.41)%

Gross ratio of net investment
income/(loss) to average net assets                    (1.32)%         (1.67)%         (1.66)%         (1.41)%         (1.67)%

Portfolio turnover rate                                  163%            220%            128%            167%            126%


     Per-share data has been determined by using the average number of shares outstanding throughout the period.

     Distributions reflect actual per-share amounts distributed for the period.

(1) Pursuant to a securities lending arrangement, the borrower of the securities paid certain expenses of the Fund to the Fund's service providers. The net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets have been reduced to reflect the corresponding reduction in expenses paid by the Fund. In the absence of that arrangement, the net ratio of expenses to average net assets and the net ratio of net investment income/(loss) to average net assets would be 1.91% and (1.65)%, respectively, for 2000; 1.91% and (1.35)%, respectively, for 2001; 1.90% and (1.61)%, respectively, for 2002; 1.79% and (1.63)%, respectively, for 2003; and 1.59% and (1.31)%, respectively, for 2004.

FINANCIAL HIGHLIGHTS

RS GLOBAL NATURAL RESOURCES FUND The financial highlights table below is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.



                                                  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    12/31/04        12/31/03        12/31/02        12/31/01        12/31/00
Net asset value, beginning of period             $     19.23     $     13.53     $     11.56     $     11.49     $      9.13

Net investment income/(loss)                           (0.02)          (0.01)          (0.06)          (0.09)          (0.06)

Net realized and unrealized gain/(loss)                 6.58            5.71            2.03            0.16            2.42

TOTAL OPERATIONS                                        6.56            5.70            1.97            0.07            2.36

Distribution from net investment income                (0.04)             --              --              --              --

Distribution from net realized capital
gains                                                  (1.03)             --              --              --              --

TOTAL DISTRIBUTIONS                                    (1.07)             --              --              --              --

Net asset value, end of period                   $     24.72     $     19.23     $     13.53     $     11.56     $     11.49

TOTAL RETURN                                           34.43%          42.13%          17.04%           0.61%          25.85%

Net assets, end of period (thousands)            $   628,512     $   142,476     $    38,763     $    21,777     $    29,371

Net ratio of expenses to average net assets             1.50%           1.69%           1.77%           1.86%           1.98%

Gross ratio of expenses to average net
assets                                                  1.59%           1.76%           1.86%           1.97%           2.10%

Net ratio of net investment income/(loss)
to average net assets                                  (0.18)%         (0.13)%         (0.55)%         (0.58)%         (0.53)%

Gross ratio of net investment
income/(loss) to average net assets                    (0.27)%         (0.20)%         (0.64)%         (0.69)%         (0.65)%

Portfolio turnover rate                                   97%            117%            159%            167%            159%


Per-share data has been determined by using the average number of shares outstanding throughout the period.

Distributions reflect actual per-share amounts distributed for the period.

RS PARTNERS FUND The financial highlights table below is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.



                                                  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    12/31/04        12/31/03        12/31/02        12/31/01        12/31/00
Net asset value, beginning of period             $     27.70     $     17.82     $     17.67     $     15.72     $     11.96

Net investment income/(loss)                           (0.14)           0.06           (0.11)           0.04            0.09

Net realized and unrealized gain/(loss)                 8.89           11.54            0.33            2.57            3.67

TOTAL OPERATIONS                                        8.75           11.60            0.22            2.61            3.76

Distribution from net investment income                   --           (0.02)             --              --              --

Distribution from net realized capital
gains                                                  (1.68)          (1.70)          (0.07)          (0.66)             --

TOTAL DISTRIBUTIONS                                    (1.68)          (1.72)          (0.07)          (0.66)             --

Net asset value, end of period                   $     34.77     $     27.70     $     17.82     $     17.67     $     15.72

TOTAL RETURN                                           31.81%          65.63%           1.23%          16.72%          31.44%

Net assets, end of period (thousands)            $ 2,044,457     $   852,615     $   113,467     $    71,567     $    28,297

Net ratio of expenses to average net assets             1.49%           1.54%           1.88%           1.88%           1.90%

Gross ratio of expenses to average net
assets                                                  1.64%           1.60%           1.97%           2.04%           2.22%

Net ratio of net investment income/(loss)
to average net assets                                  (0.59)%          0.27%          (0.90)%         (0.07)%          0.73%

Gross ratio of net investment
income/(loss) to average net assets                    (0.74)%          0.21%          (0.99)%         (0.23)%          0.41%

Portfolio turnover rate                                  108%             97%            166%            198%            134%



Per-share data has been determined by using the average number of shares outstanding throughout the period.

Distributions reflect actual per-share amounts distributed for the period.

The RS Partners Fund is currently offered only to certain investors. See "Other Information About Purchasing Shares" on page [ ].

RS VALUE FUND The financial highlights table below is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request, or online at www.RSinvestments.com.



                                                  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    12/31/04        12/31/03        12/31/02        12/31/01        12/31/00
Net asset value, beginning of period             $     17.03     $     10.26     $     10.12     $     11.03     $     10.00

Net investment income/(loss)                           (0.09)           0.04           (0.05)          (0.07)           0.02

Net realized and unrealized gain/(loss)                 5.08            6.73            0.19           (0.84)           1.01

TOTAL OPERATIONS                                        4.99            6.77            0.14           (0.91)           1.03

Distribution from net investment income                (0.03)             --              --              --              --

Distribution from net realized capital
gains                                                     --              --              --              --              --

TOTAL DISTRIBUTIONS                                    (0.03)             --              --              --              --

Net asset value, end of period                   $     21.99     $     17.03     $     10.26     $     10.12     $     11.03

TOTAL RETURN                                           29.31%          65.98%           1.38%          (8.25)%         10.30%

Net assets, end of period (thousands)            $   628,586     $   373,791     $    57,916     $    66,934     $    91,919

Net ratio of expenses to average net assets             1.49%           1.54%           1.67%           2.22%           2.22%

Gross ratio of expenses to average net
assets                                                  1.63%           1.69%           1.74%           2.26%           2.25%

Net ratio of net investment income/(loss)
to average net assets                                  (0.65)%          0.54%          (0.40)%         (0.59)%          0.19%

Gross ratio of net investment
income/(loss) to average net assets                    (0.79)%          0.39%          (0.47)%         (0.63)%          0.16%

Portfolio turnover rate                                  147%            129%            125%            131%            117%



Per-share data has been determined by using the average number of shares outstanding throughout the period.

Distributions reflect actual per-share amounts distributed for the period.

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                                       64

 CALL 1-800-766-FUND | www.RSinvestments.com | 388 MARKET STREET, SAN FRANCISCO
                                    CA 94111


ADDITIONAL INFORMATION


The Trust's Statement of Additional Information (SAI) dated May 1, 2005 and annual and semiannual reports to shareholders contain additional information about the Funds. The SAI and the financial statements included in the Trust's most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its past fiscal year. You may obtain free copies of these materials, request other information about the Funds, or make shareholder inquiries by writing to the Trust at the address above or by calling 1-800-766-FUND (3863). Some of the information described above, including the SAI, shareholder reports, and periodic disclosure of portfolio holdings, is available, free of charge, on RS Investments' Web site at www.RSinvestments.com.

The Trust and RS Investments have adopted a code of ethics which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Funds. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust's registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 202-942-8090 for information about the operation of the public reference room. The Commission maintains a Web site at http://www.sec.gov which contains reports and other information about the Funds on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-05159.


Investment Company Act File No. 811-05159

P327                                             RS|INVESTMENTS

                       STATEMENT OF ADDITIONAL INFORMATION
                               RS INVESTMENT TRUST

                                     GROWTH
                           RS DIVERSIFIED GROWTH FUND
                             RS EMERGING GROWTH FUND
                                 RS GROWTH FUND

                       (PREVIOUSLY RS VALUE + GROWTH FUND)

                           THE INFORMATION AGE FUND(R)

                             RS INTERNET AGE FUND(R)

                          RS MIDCAP OPPORTUNITIES FUND
                         RS SMALLER COMPANY GROWTH FUND

                                      VALUE

                        RS GLOBAL NATURAL RESOURCES FUND

                                RS PARTNERS FUND


                                  RS VALUE FUND
                      (PREVIOUSLY RS CONTRARIAN VALUE FUND)


                                   MAY 1, 2005


     This Statement of Additional Information ("SAI" or "Statement") is not a prospectus and should be read in conjunction with the Prospectus of RS Investment Trust (the "Trust") dated May 1, 2005, as it may be further revised from time to time. A copy of a Prospectus of the Trust can be obtained upon request made to RS Investments, 388 Market Street, 17th Floor, San Francisco, California 94111, telephone 1-800-766-FUND.


     Certain disclosure has been incorporated by reference into this SAI from the Funds' annual report. For a free copy of the annual report, please call 1-800-766-FUND.

                                TABLE OF CONTENTS


CAPTION                                                                   PAGE
-------                                                                   ----
TRUST INFORMATION                                                             2
INVESTMENTS AND RISKS                                                         3
THE FUNDS' INVESTMENT LIMITATIONS                                            15
MANAGEMENT OF THE FUNDS                                                      17
INVESTMENT ADVISORY AND OTHER SERVICES                                       25
PORTFOLIO TRANSACTIONS AND BROKERAGE                                         35
DISCLOSURE OF PORTFOLIO HOLDINGS                                             37
THE FUNDS' DISTRIBUTION PLAN                                                 38
HOW NET ASSET VALUE IS DETERMINED                                            41
TAXES                                                                        42
ADDITIONAL INFORMATION                                                       46
FINANCIAL STATEMENTS                                                         47
APPENDIX A DESCRIPTION OF SECURITIES RATINGS                                A-1
APPENDIX B PROXY VOTING POLICIES AND PROCEDURES                             B-1

                                TRUST INFORMATION

TRUST HISTORY


     RS Investment Trust ("Robertson Stephens Investment Trust" until 1999) was organized on May 11, 1987, under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.


FUND CLASSIFICATION


     The Trust currently offers shares of beneficial interest of ten series (the "Funds"), each with separate investment objectives and policies. Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the Funds other than the Partners Fund is also a "diversified" investment company under the 1940 Act. This means that, with respect to 75% of a Fund's total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to investments in U.S. Government securities). A Fund is not subject to this limitation with respect to the remaining 25% of its total assets.


     RS Partners Fund is a non-diversified investment company and so may invest its assets in a more limited number of issuers than may other investment companies.


     Under the Internal Revenue Code, to qualify as a regulated investment company, a fund (including a non-diversified investment company), may not invest more than 25% of its assets in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies or of two or more issuers which the regulated investment company controls and which are engaged in the same, similar, or related trades or businesses. In addition, at least 50% of the market value of the fund's assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. Thus, RS Partners Fund may invest up to 25% of its total assets in the securities of each of any two issuers. As a result, a decline in the market value of a particular security held by RS Partners Fund may affect the Fund's value more than if the Fund were a diversified investment company.


CAPITALIZATION

     The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares.

     The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds may be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

     Shareholders of each series will have one vote for each full share owned and proportionate, fractional votes for fractional shares held. Generally, shares of each series vote separately as a single series except when required by law or determined by the Board of Trustees. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust.

                              INVESTMENTS AND RISKS


     In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may employ other investment practices and may be subject to additional risks which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under "The Funds' Investment Limitations" in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below.


     RS Investment Management, L.P. ("RSIM, L.P.") serves as investment adviser to all of the Funds. RSIM, L.P. is sometimes referred to in this Statement as "RS Investments."

LOWER-RATED DEBT SECURITIES


     Certain of the Funds may purchase lower-rated debt securities, sometimes referred to as "junk bonds" (those rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")). See Appendix A for a description of these ratings. None of the Funds intends, under current circumstances, to purchase such securities if, as a result, more than 35% of the Fund's assets would be invested in securities rated below BB or Ba.

     The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody's or S&P does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.


     Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund's fixed-income securities. Conversely, during periods of rising interest rates, the value of a Fund's fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund's net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although RS Investments will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.

     Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which the Funds may invest are issued to raise funds in connection with the acquisition of a company, in so-called "leveraged buy-out" transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.


     Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities when RS Investments believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the Fund's net asset value. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds' intention to qualify as "regulated investment companies" under the Internal Revenue Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.


     Certain securities held by a Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

OPTIONS

     The Funds may purchase and sell put and call options on their portfolio securities to enhance investment performance and to protect against changes in market prices. There is no assurance that a Fund's use of put and call options will achieve its desired objective, and a Fund's use of options may result in losses to the Fund.

     COVERED CALL OPTIONS. A Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

     A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.


     A Fund will receive a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.


     In return for the premium received when it writes a covered call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

     A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

     COVERED PUT OPTIONS. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

     In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

     A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

     PURCHASING PUT AND CALL OPTIONS. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

     A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

     A Fund may also purchase put and call options to attempt to enhance its current return.


     OPTIONS ON FOREIGN SECURITIES. A Fund may purchase and sell options on foreign securities if RS Investments believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

     RISKS INVOLVED IN THE SALE OF OPTIONS. The successful use of a Fund's options strategies depends on the ability of RS Investments to forecast correctly interest rate and market movements. For example, if a Fund were to write a call option based on RS Investments' expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on RS Investments' expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

     When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

     The effective use of options also depends on a Fund's ability to terminate option positions at times when RS Investments deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

     If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

     A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

     Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

     Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

     Over-the-counter ("OTC") options purchased by a Fund and assets held to cover OTC options written by a Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund's ability to invest in illiquid securities.

     SPECIAL EXPIRATION PRICE OPTIONS. Certain of the Funds may purchase OTC puts and calls with respect to specified securities ("special expiration price options") pursuant to which the Funds in effect may create a custom index relating to a particular industry or sector that RS Investments believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. If the value of the underlying security increases (or decreases) by a prenegotiated amount, however, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce these Funds' profits if the special expiration price options are exercised. A Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

FUTURES CONTRACTS

     INDEX FUTURES CONTRACTS AND OPTIONS. A Fund may buy and sell stock index futures contracts and related options for hedging purposes or to attempt to increase investment return. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

     The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

     Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

     In order to hedge its investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's securities.

     Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     As an alternative to purchasing and selling call and put options on index futures contracts, each of the Funds which may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier."

     A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

     MARGIN PAYMENTS. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

     Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

     When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

     LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

     The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

     HEDGING RISKS. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund's securities which are the subject of a hedge. RS Investments will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund's portfolio securities sought to be hedged.


     Successful use of futures contracts and options by a Fund for hedging purposes is also subject to RS Investments' ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by RS Investments still may not result in a successful hedging transaction over a very short time period.

     OTHER RISKS. Funds will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

CONVERTIBLE SECURITIES

     Convertible securities include bonds, debentures, notes, preferred stocks, and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted, or exchanged.

     The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

     If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

     A Fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, a Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

     A Fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. A Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.


INDEXED SECURITIES

     Certain of the Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

REPURCHASE AGREEMENTS

     A Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high-quality, short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. RS Investments will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

SECURITIES LENDING

     A Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) a Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Fund loaned will not at any time exceed one-third (or such other limit as the Trustees may establish) of the total assets of the Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

     Before a Fund enters into a loan, RS Investments considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with the Fund.

SHORT SALES


     A Fund may engage in short sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.


     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price.

FOREIGN INVESTMENTS

     Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those foreign countries.

     In addition, to the extent that a Fund's foreign investments are not U.S. dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

     DEVELOPING COUNTRIES. The considerations noted above for foreign investments generally are intensified for investments in developing countries. These risks include (i) volatile social, political, and economic conditions;
(ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing countries, of a capital market structure or market-oriented economy; (vii) economies based on only a few industries; and (viii) the possibility that recent favorable economic developments in certain developing countries may be slowed or reversed by unanticipated political or social events in such countries.

FOREIGN CURRENCY TRANSACTIONS

     A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both "transaction hedging" and "position hedging."

     There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

     When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.


     A Fund may purchase or sell a foreign currency on a spot (I.E., cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

     For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. A Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of RS Investments, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

     When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

     The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is impossible to forecast with precision the market value of a Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.


     To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.


     A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

     The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.


     CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

     FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when RS Investments believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

     FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.


OTHER INVESTMENT COMPANIES

     The Funds may invest in securities of other open- or closed-end investment companies, including shares of open- or closed-end investment companies (including exchange-traded funds ("ETFs") traded on one or more national securities exchanges, to the extent that such investments are consistent with the Funds' investment objective and policies and permissible under the 1940 Act. In general, under the 1940 Act, investment companies such as the Funds may not
(i) invest more than 10% of their total assets in securities of other investment companies, (ii) own more than 3% of the outstanding voting securities of any one investment company, or (iii) invest more than 5% of their total assets in the securities of any single investment company. The Funds may invest in other investment companies either during periods when they have large amounts of uninvested cash or when RS Investments believes share prices of other investment companies offer attractive values. As a stockholder in an investment company, a Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. RS Investments will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other investment opportunities. Shares of open-end investment companies traded on a securities exchange may not be redeemable by the Funds in all cases.

     ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs") and iShares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). ETF shares traded in the secondary market may be purchased and sold at market prices when the exchanges are open. The market price may be higher or lower than the net asset value of the securities held by an ETF. The sale price and redemption price of ETF shares obtained from the investment company or UIT issuing the securities is derived from and based upon the securities held by that investment company or UIT. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of ETFs is based on the net asset value of a basket of stocks. Certain ETFs have obtained an exemptive order from the Securities and Exchange Commission that allows mutual funds, like the Funds, to invest in them in excess of the limitations set forth in Section 12(d)(1)(A) of the 1940 Act, subject to various conditions and undertakings.


PRECIOUS METALS

     The value of the investments of certain Funds may be affected by changes in the prices of gold and other precious metals. Gold has been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries. Because much of the world's known gold reserves are located in South Africa, political and social conditions there may pose special risks to investments in gold. For instance, social upheaval and related economic difficulties in South Africa could cause a decrease in the share values of South African issuers.

ZERO-COUPON DEBT SECURITIES AND PAY-IN-KIND SECURITIES


     Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.


     When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

     Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirement.

     A Fund also may purchase pay-in-kind securities. Pay-in-kind securities pay all or a portion of their interest or dividends in the form of additional securities.

TEMPORARY DEFENSIVE STRATEGIES


     At times, RS Investments may judge that market conditions make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these "defensive strategies," a Fund may hold assets in cash and cash equivalents and in other investments RS Investments believes to be consistent with the Fund's best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.


PORTFOLIO TURNOVER


     Many of the Funds have experienced high rates of portfolio turnover in recent years. In most cases, these rates were the result of active trading strategies employed by the Funds' portfolio managers in response to market conditions, and not reflective of a material change in investment strategy.


                        THE FUNDS' INVESTMENT LIMITATIONS


     The Trust has adopted the following fundamental investment restrictions that (except to the extent they are designated as nonfundamental as to any Fund) may not be changed without the affirmative vote of a majority of the outstanding voting securities of the affected Fund.


     As fundamental investment restrictions, which may not be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund, a Fund may not:


          1. (RS Diversified Growth Fund, The Information Age Fund(R), RS Internet Age Fund(R), RS Smaller Company Growth Fund, and RS Global Natural Resources Fund) issue any class of securities which is senior to the Fund's shares of beneficial interest, except that each of the Funds may borrow money to the extent contemplated by Restriction 3 below;

               (RS Emerging Growth Fund, RS Growth Fund, RS MidCap Opportunities Fund, RS Partners Fund, and RS Value Fund) issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent a Fund is permitted to borrow money or otherwise to the extent consistent with applicable law;

          2. (RS Diversified Growth Fund, The Information Age Fund(R), RS Smaller Company Growth Fund, and RS Global Natural Resources
               Fund) purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of transactions) (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.);

          3. (RS Diversified Growth Fund, The Information Age Fund(R), RS Smaller Company Growth Fund and RS Global Natural Resources Fund) borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities;

               (RS Emerging Growth Fund) borrow money, except to the extent permitted by applicable law;

               (RS Growth Fund, RS MidCap Opportunities Fund, RS Partners Fund, and RS Value Fund) borrow money, except to the extent permitted by applicable law from time to time;

               (RS Internet Age Fund(R)) borrow money, except to the extent permitted by applicable law, regulation or order;


               NOTE: The Investment Company Act of 1940, as amended, currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

          4. act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;


          5. (i) (as to 75% of the RS Diversified Growth Fund's, The Information Age Fund's(R), the RS Internet Age Fund's(R), the RS MidCap Opportunities Fund's, the RS Smaller Company Growth Fund's and the RS Global Natural Resources Fund's total assets and 50% of the RS Partners Fund's total assets) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer;

               (as to 75% of the RS Emerging Growth Fund's, RS Growth Fund's, and the RS Value Fund's total assets) purchase any security (other than U.S. Government securities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer, or

               (ii) purchase any security if as a result 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry, except that The Information Age Fund(R) will invest without limit in any one or more information technology industries, and the RS Global Natural Resources Fund will invest without limit in any one or more natural resources industries, as described in the Trust's Prospectus at the time, and the RS Internet Age Fund(R) will invest in companies RS Investments believes are likely to benefit substantially from the development of the Internet without limitation as to industry concentration;

          6. (RS Diversified Growth Fund, The Information Age Fund(R), RS Smaller Company Growth Fund, and RS Global Natural Resources
               Fund) invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of RS Investments owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer (This policy is non-fundamental as to the Smaller Company Growth Fund);


          7. make loans, except by purchase of debt obligations or other financial instruments in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities;

          8. purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectus or this Statement at the time; and

          9. purchase or sell real estate or interests in real estate, including real estate mortgage loans, although (i) it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts, and (ii) the Global Natural Resources Fund may invest in any issuers in the natural resources industries, as described in the Prospectus at the time. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

     It is contrary to the current policy of each of the Funds, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

     All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this Statement or in the Prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change a Fund's investment objective without shareholder approval.

     The 1940 Act provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                             MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

     The business of the Trust is managed under the direction of the Trust's Board of Trustees. Subject to the provisions of the Trust's Declaration of Trust, its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out their responsibility, including the election and removal of the Trust's officers.

     The following table presents information about each of the Trustees and executive officers of the Trust. Unless otherwise indicated, the business address of the persons listed below is c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.



                                                                              NUMBER OF
                                          TERM OF                           PORTFOLIOS IN
                                        OFFICE AND         PRINCIPAL            FUND           OTHER
      NAME,            POSITION(S)      LENGTH OF        OCCUPATION(S)         COMPLEX     DIRECTORSHIPS
     ADDRESS,           HELD WITH         TIME            DURING PAST        OVERSEEN BY      HELD BY
     AND AGE              TRUST          SERVED+            5 YEARS            TRUSTEE        TRUSTEE
     -------              -----          -------            -------            -------        -------
DISINTERESTED TRUSTEES

Leonard B. Auerbach     Trustee;      Since June     Chairman and CEO, L,         10        Director,
Age 58                 Co-Chairman        1987       B, A & C, Inc., a                      Sequoia
                       of the Board                  consulting firm;                       National Bank
                                                     formerly, Managing
                                                     Director and CEO, AIG
                                                     CentreCapital Group,
                                                     Inc., a financial
                                                     services firm.

Jerome S. Contro       Trustee;Co-     Since June    Partner, Tango Group,        10              N/A
Age 48                 Chairman of        2001       a private investment
                       the Board                     firm; formerly,
                                                     Managing Director,
                                                     Nuveen, a public
                                                     investment management
                                                     firm.

John W. Glynn, Jr.       Trustee       Since July    President, Glynn             10              N/A
Age 65                                    1997       Capital Management,
                                                     an investment
                                                     management firm.
INTERESTED TRUSTEE

Michael G. McCaffery*    Trustee       Since May     President and CEO,           10              N/A
Age 52                                    2002       Stanford Management
                                                     Company, an investment
                                                     management firm;
                                                     formerly, Chairman and
                                                     CEO, Robertson,
                                                     Stephens & Company,
                                                     Inc., an investment
                                                     banking firm.
PRINCIPAL OFFICERS

G. Randall Hecht      Co-President,       Since      Chairman and Co-CEO,         N/A             N/A
Age 53                Co-Principal      November     RS Investments
                       Executive          2004
                        Officer

                                                                              NUMBER OF
                                          TERM OF                           PORTFOLIOS IN
                                        OFFICE AND         PRINCIPAL            FUND           OTHER
      NAME,            POSITION(S)      LENGTH OF        OCCUPATION(S)         COMPLEX     DIRECTORSHIPS
     ADDRESS,           HELD WITH          TIME           DURING PAST        OVERSEEN BY      HELD BY
     AND AGE              TRUST           SERVED+           5 YEARS            TRUSTEE        TRUSTEE
     -------              -----           -------           -------            -------        -------
Terry R. Otton        Co-President,   Co-President   Co-CEO, COO and CFO,         N/A             N/A
Age 51                 Co-Principal       and        RS Investments;
                        Executive     Co-Principal   formerly, Managing
                         Officer,      Executive     Director, Putnam
                        Treasurer,    Officer since  Lovell NBF Group
                          Chief          November    Inc., an investment
                      Financial and       2004;      banking firm;
                        Accounting    Treasurer and  previously, Chief
                         Officer          Chief      Financial Officer,
                                      Financial and  Robertson, Stephens &
                                        Accounting   Company, Inc., an
                                      Officer since  investment banking
                                        May 2004     firm.

Benjamin L.               Vice            Vice       General Counsel, RS          N/A             N/A
Douglas                 President,    President and  Investments;
Age 38                  Secretary,      Secretary    formerly, Vice
                        and Chief         since      President and Senior
                      Legal Officer      February    Counsel, Charles
                                       2004; Chief   Schwab Investment
                                      Legal Officer  Management, Inc.
                                      since August
                                          2004

John J. Sanders,       Senior Vice     Senior Vice   Chief Compliance             N/A             N/A
Jr.                     President,      President    Officer,
Age 59                    Chief           since      RS Investments;
                        Compliance       November    formerly, Chief
                       Officer, and    2004; Chief   Compliance Officer
                        Anti-Money      Compliance   and co-COO, Husic
                        Laundering    Officer since  Capital Management,
                        Compliance     August 2004;  an investment
                         Officer        Anti-Money   advisory firm;
                                        Laundering   previously,
                                        Compliance   Compliance Director
                                      Officer since  of the broker-dealer,
                                         May 2004    Robertson, Stephens &
                                                     Company, Inc.


     +Under the Trust's Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust's Bylaws, officers hold office at the pleasure of the Trustees.


     * "Interested person" of the Trust and RS Investments, as that term is defined in Section 2(a)(19) of the 1940 Act, due to a previous ownership interest in RS Investments.

COMMITTEES OF THE BOARD OF TRUSTEES


     The RS Board of Trustees has two standing committees -- the Audit Committee and the Nominating Committee. The purposes of the Audit Committee are: to oversee the accounting and financial reporting processes of the Trust and each of the Funds and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; to oversee the quality and integrity of the Trust's financial statements and the independent audit thereof; to oversee, or, as appropriate, assist Board oversight of, the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal control over financial reporting, and independent audits; to approve prior to appointment the engagement of the Trust's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence, and performance of the Trust's independent auditors; and to act as liaison between the Trust's independent auditors and the full Board. The members of the Audit Committee are Messrs. Auerbach, Contro, and Glynn. The Audit Committee met twice during the fiscal year ending December 31, 2004.

     The responsibilities of the Nominating Committee are to supervise the nominations and elections of disinterested trustees of the Trust. The Nominating Committee is composed of Messrs. Auerbach, Contro, and Glynn. The Nominating Committee did not meet during the fiscal year ending December 31, 2004. The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To submit properly a nominee recommendation for the Committee's consideration, a shareholder must submit such recommendation in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. The recommendation must be delivered to the Trust not less than 45 days nor more than 75 days prior to the date of the Nominating Committee meeting at which the candidate would be considered, and must include (i) biographical information regarding the candidate, the series and number of shares of the Trust owned of record or beneficially by the candidate (as reported to the recommending shareholder by the candidate), any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust, and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.


BENEFICIAL OWNERSHIP

     The following table discloses the dollar range of equity securities beneficially owned by each Trustee in any RS Fund and, on an aggregate basis, in all of the Funds as of December 31, 2004.


                                   DOLLAR RANGE OF EQUITY              AGGREGATE DOLLAR RANGE OF EQUITY
     NAME OF TRUSTEE              SECURITIES IN THE FUND(1)                SECURITIES IN ALL FUNDS
     ---------------              -------------------------                -----------------------
DISINTERESTED TRUSTEES
Leonard B. Auerbach            RS Emerging Growth Fund GREATER               GREATER THAN $100,000
                                        THAN $100,000

                                       RS Growth Fund

                                   DOLLAR RANGE OF EQUITY              AGGREGATE DOLLAR RANGE OF EQUITY
     NAME OF TRUSTEE              SECURITIES IN THE FUND(1)                SECURITIES IN ALL FUNDS
     ---------------              -------------------------                -----------------------
                                    GREATER THAN $100,000

                                    RS Internet Age Fund(R)
                                      $50,001-$100,000

                                RS MidCap Opportunities Fund
                                      $50,001-$100,000

                               RS Smaller Company Growth Fund
                                      $50,001-$100,000

                                      RS Partners Fund
                                    GREATER THAN $100,000

                                        RS Value Fund
                                    GREATER THAN $100,000

Jerome Contro                      RS Emerging Growth Fund                   GREATER THAN $100,000
                                       $10,000-$50,000

                                RS MidCap Opportunities Fund
                                         $1-$10,000

                               RS Smaller Company Growth Fund
                                      $50,001-$100,000

                              RS Global Natural Resources Fund
                                       $10,001-$50,000

                                      RS Partners Fund
                                      $50,001-$100,000

John W. Glynn, Jr.                 RS Emerging Growth Fund
                                       $10,001-$50,000

                               RS Smaller Company Growth Fund                GREATER THAN $100,000
                                    GREATER THAN $100,000

INTERESTED TRUSTEE
Michael  G. McCaffery              RS Emerging Growth Fund                     $10,001-$50,000
                                       $10,001-$50,000



     (1)Includes indirect notional interests of disinterested Trustees under the Trust's deferred compensation plan.

     The following table provides information regarding each class of securities owned beneficially by any disinterested Trustee and his immediate family members as of December 31, 2004, in RS Investments, PFPC, Inc., a subsidiary of PNC Bank Corp. (and an affiliate of PFPC Distributors, Inc., the Fund's distributor) ("PFPC"), the principal underwriter of the Trust, or in any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with RS Investments or PFPC:


                          NAME OF
                        OWNERS AND
     NAME OF           RELATIONSHIPS                                     VALUE OF      PERCENT OF
     TRUSTEE            TO TRUSTEE       COMPANY     TITLE OF CLASS     SECURITIES       CLASS
     -------            ----------       -------     --------------     ----------       -----
Leonard Auerbach*           --             --              --               --             --

Jerome S. Contro            --             --              --               --             --

John W. Glynn, Jr.          --             --              --               --             --


* Mr. Auerbach is a Limited Partner of RS Residential Fund, L.P. and RS Commercial Property Fund, L.P., of which RSRF Company, L.L.C., and RS Investment Management Co. L.L.C. respectively, affiliates of RS Investments, are the general partners. He is also a Member of RS Property Fund IV, L.L.C. of which RS Fund IV Manager L.P., an affiliate of RS Investments, is the Managing Member. The value of Mr. Auerbach's interest in these entities as of December 31, 2004 exceeds $150,000.


COMPENSATION


     Pursuant to the terms of the investment advisory agreements between each Fund and RS Investments (the "Advisory Agreements"), RS Investments pays all compensation of officers of the Trust as well as the fees and expenses of all Trustees of the Trust who are interested persons of the Trust (as defined in the 1940 Act). The Trust pays each disinterested Trustee a quarterly fee of $20,000 and reimburses their actual out-of-pocket expenses relating to attendance at the meetings of the Board of Trustees. Each Fund pays its allocable portion of Trustee fees and expenses based on each such Fund's net asset value.

                               COMPENSATION TABLE

                      FOR THE YEAR ENDED DECEMBER 31, 2004



                                             PENSION OR
                                             RETIREMENT                              TOTAL
                                              BENEFITS                           COMPENSATION
                                             ACCRUED AS         ESTIMATED         FROM TRUST
                             AGGREGATE          PART        ANNUAL BENEFITS        AND FUND
        NAME OF             COMPENSATION      OF TRUST            UPON           COMPLEX PAID
   PERSON, POSITION          FROM TRUST       EXPENSES         RETIREMENT        TO TRUSTEES*
   ----------------          ----------       --------         ----------        ------------
DISINTERESTED TRUSTEES
Leonard Auerbach
Trustee                     $ 100,000**          --                --             $ 100,000

Jerome S. Contro
Trustee                     $ 100,000**          --                --             $ 100,000

John W. Glynn, Jr.
Trustee                     $ 100,000**          --                --             $ 100,000

INTERESTED TRUSTEES              --              --                --                 --
G. Randall Hecht*
Former Trustee,
Co-President

Michael G. McCaffery*            --              --                --                 --
Trustee

* During the year ended December 31, 2004, each trustee oversaw 10 funds in the RS Investment Trust fund complex.

** In addition to each disinterested Trustee's regular annual compensation of $60,000, the Trust compensated each disinterested Trustee in the amount of $40,000 in recognition of his increased workload during 2004. RS Investments reimbursed the Trust for this additional $120,000 expense. Under a Deferred Compensation Plan (the "Plan") adopted May 6, 2002, a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of a Fund's deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund's liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Since October 1, 2003, the disinterested trustees have directed that all of their trustee compensation be invested in the Funds as part of the Plan. As of December 31, 2004, the total amount of deferred compensation payable to or accrued for Mr. Auerbach was [$______], for Mr. Contro was [$_______], and for Mr. Glynn was [$______].

*** Denotes a Trustee who is an "interested person" as defined in the 1940 Act. Mr. McCaffery is currently considered an "interested person" due to a previous ownership interest in RS Investments; Mr. Hecht was an "interested person" due to positions with, and an ownership interest in, RS Investments. Mr. Hecht resigned from his position as Trustee on August 25, 2004.


CODE OF ETHICS

     The Trust, RS Investments, and PFPC Distributors Inc. have adopted codes of ethics under rule 17j-1 of the Investment Company Act which permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund.


CONTROL PERSONS AND PRINCIPAL HOLDERS

     As of [April 4, 2005], to the Funds' knowledge, the shareholders who owned of record more than 5% of the outstanding shares of any Fund were as follows:



                                                               PERCENTAGE OF OUTSTANDING SHARES OF
         SHAREHOLDER                      SHARES OWNED                     FUND OWNED
         -----------                      ------------                     ----------
RS DIVERSIFIED GROWTH FUND

RS EMERGING GROWTH FUND

RS GROWTH FUND

THE INFORMATION AGE FUND(R)

RS INTERNET AGE FUND(R)

RS MIDCAP OPPORTUNITIES FUND

RS SMALLER COMPANY GROWTH FUND

RS GLOBAL NATURAL RESOURCES FUND

RS PARTNERS FUND

RS VALUE FUND



     On _______, 2005, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each Fund. The Trust is not aware of any shareholder who owns beneficially 5% or more of a Fund's outstanding shares.


     The Trust's Declaration of Trust and By-Laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust and By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                     INVESTMENT ADVISORY AND OTHER SERVICES

RS INVESTMENTS


     RS Investment Management Co. LLC ("RSIM Co."), a Delaware limited liability company, is the owner of 99.9% of the outstanding beneficial interest in RS Investments. (RS Bayview, Inc. owns 0.1% of the outstanding beneficial interest in RS Investments). G. Randall Hecht, Chairman and Co-Chief Executive Officer of RSIM Co., is a control person of RSIM Co. and RS Investments by virtue of his ownership interest in RSIM Co. and his positions with RSIM Co. and RS Investments. The Management Committee of RSIM Co. consists of Mr. Hecht, Messrs. James Callinan and Andrew Pilara, portfolio managers of certain of the Funds, and Messrs. James Foster, Terry Otton, David Elliott, and Benjamin Douglas, employees of RSIM Co. or its affiliates, each of whom own interests in RSIM Co. No person other than Mr. Hecht owns more than 25% of the underlying interests in RSIM Co. Mr. Hecht serves as Co-President and Co-Principal Executive Officer of the Trust. Mr. Otton, Co-Chief Executive Officer, Chief Operating Officer and Chief Financial Officer of RSIM Co., serves as the Trust's Co-President, Co-Principal Executive Officer, Treasurer, and Chief Financial and Accounting Officer, and Mr. Douglas, General Counsel of RSIM Co., serves as the Trust's Chief Legal Officer, Secretary and Vice President.

     Pursuant to the Advisory Agreement, RS Investments, at its expense, furnishes investment management services with respect to the assets of each Fund, consistent with the investment objective and policies of such Fund and subject to the supervision and direction of the Trust's Board of Trustees, and (i) furnishes the Trust with investment advice, research, and recommendations with respect to the investment of each Fund's assets and the purchase and sale of its portfolio securities, (ii) furnishes the Trust and each Fund with reports, statements, and other data on securities, economic conditions, and other pertinent subjects, and (iii) in general, superintends and manages the investments of each Fund, subject to the ultimate supervision and direction of the Board of Trustees. In addition, the Advisory Agreement provides that RS Investments provides all administrative services needed for the management and operation of each Fund and furnishes such office space and personnel as are needed by the Fund (except in the case of the RS Diversified Growth Fund, The Information Age(R) Fund, RS Internet Age(TM) Fund, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, and RS Global Natural Resources Fund where such administrative services are furnished by RS Investments pursuant to an Administrative Services Agreement with those Funds, as described in "Administrative Services" below). The services of RS Investments to the Funds are not deemed to be exclusive, and RS Investments may provide similar or different services to others, so long as its ability to render the services provided for in the Advisory Agreement will not be impaired thereby.

     The Advisory Agreement provides that RS Investments shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations or duties, be subject to liability to the Trust or any Fund or the shareholders of any Fund for any act or omission in the course of, or connected with, its rendering services thereunder, or for any losses that may be sustained in the purchase, holding, or sale of any security by the Fund.

     The Advisory Agreement is subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the 1940 Act) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or RS Investments. The Advisory Agreement is terminable with respect to a Fund by RS Investments, the Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days' written notice and will terminate automatically in the event of its assignment.

     The Advisory Agreement also provides that RS Investments may, at its own expense, delegate certain of its responsibilities under the Agreement to sub-advisors for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds.

     The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund. The Trustees met in early February 2005 to consider the continuation of the Advisory Agreement for the following year. At that meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreement. In all of their deliberations regarding the Advisory Agreement, the disinterested Trustees were advised by independent counsel, with whom they had separate discussions on a number of occasions. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed most of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreement were reasonable with respect to each Fund.

     The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreement. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of considerations. For example, RS Investments believes that its investment professionals are among the most talented managers in their respective asset classes. A relatively high level of compensation is required to attract and to retain those investment professionals, especially in light of other employment opportunities (for example, within the hedge fund industry) available to those professionals. RS Investments makes the services of those investment professionals available to the Funds for fees that are generally lower than investors would pay for comparable services provided through a hedge fund vehicle. RS Investments noted that it does not attempt to be a low-cost provider of investment services to the Funds; rather it makes available to the Funds what it believes to be a very highly qualified and successful group of investment managers in the small- and mid-cap equity strategies in exchange for fees that provide attractive compensation to the firm's investment management personnel (through salary and bonus and, in many cases, through increases in the value of indirect ownership interests in RS Investments).

     RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments' fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The data showed that RS Investments charges fees within the range of comparable mutual funds, with half the Funds below the median for their respective peer groups (after giving effect to expense limitations currently in effect and expected to be in effect for the coming year). Those Funds with advisory fees above the median were not within the top quartile after giving effect to the most recently agreed and scheduled advisory fee reductions, with only one Fund (the RS Global Natural Resources Fund) within the top quartile (but still below the top decile) upon the expiration on April 30, 2005, of the current expense limitation for that Fund (which will be renewed through April 30, 2006).

     The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In some cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account's fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments reviewed with the Trustees the reasons for the differences between the fees charged to the Funds and to those accounts. They explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds greatly exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser.

     RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the Funds as a whole and each of RS Investments' other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2004, and an estimate for the year ending December 31, 2005. The profitability level of each Fund was within a range of approximately 7% between the most profitable Fund and the least profitable Fund. Forecasts for 2005 reflected a similar range. The profitability range for these Funds as a whole was within about 4% of the profitability of the separate account advisory business, not including RS Investments' subadvisory business, which has a lower profit margin due to the reduced fees it receives in respect of that business. Representatives of RS Investments stated that they believed the higher profit margin relating to the firm's services to the Funds is justified by the higher risk and responsibilities associated with that business.

     The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. RS Investments noted that the increased profit realized by the firm as the Funds grow enables it to devote greater resources to the management of the Funds, as well as to provide financial incentives for the portfolio managers, analysts, and other personnel who in many cases have alternative employment and business opportunities available to them. RS Investments noted that no material increase in profitability with respect to the Funds is forecast for 2005, but rather a slight decrease with respect to several Funds. In addition, RS Investments noted that investment professionals at RS Investments would likely expect increases in their compensation over time as the Funds grow, and that implementation of break-points would have the effect reducing those increases and potentially making management of the Funds a less attractive opportunity to those professionals than managing other types of investment vehicles.

     RS Investments noted that certain investment styles, such as small-cap and some mid-cap strategies, do not readily benefit from economies of scale because of the limited ability to increase the size of a Fund's investments in certain portfolio holdings. Instead, larger Funds in those styles must often generate and monitor a greater number of potential and actual investments, requiring RS Investments to increase investment resources dedicated to those Funds.

     The Trustees reviewed detailed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Morningstar and Lipper organizations with respect to various periods. That information includes the relative rankings of the Funds compared to peer funds during various periods. None of the Funds was shown in that data to have substantially lagged all peer mutual funds and indexes for all relevant periods. Many of the Funds enjoyed favorable absolute and comparative performance for various periods.

     In the case of the RS Diversified Growth Fund, the Trustees noted that the Fund had achieved favorable absolute and relative performance over various periods, although the Fund's performance in recent periods had been less favorable. They discussed with RS Investments management steps the portfolio management team was taking to improve performance and potentially to lessen volatility in future periods.

     The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds' portfolio management teams and of RS Investments' senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund over the life of the Fund and in recent periods.

     The Trustees also considered the fact that RS Investments and its affiliates receive research and other similar services from many of the broker-dealers with which it places the Funds' (as well as other RS Investments clients') portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit that RS Investments and its affiliates benefit from such services in that (1) the services are of value to RS Investments and its affiliates in advising RS Investments' clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees concluded that these "soft dollar" relationships' benefit to RS Investments was reasonable and that the Funds also benefited from them.

     The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following:

     - addition of four analysts in 2004 (one of whom was promoted to portfolio manager in 2005), resulting in two new professionals in each of the Value and Growth Groups;

     - the closing or transition into liquidation of RS Investments' performance-fee based hedge funds, permitting portfolio management teams to focus their attentions on the Funds;

     - implementing steps to encourage communication of investment ideas among the various portfolio management teams at RS Investments;

     - implementing annual audits of RS Investments and initiating a SAS 70 review of RS Investments' operations;

     - devoting substantial additional resources and personnel to RS Investments' compliance and legal infrastructure;

     - enhancing the trading functions at RS Investments, including the dedication of a compliance professional to monitor trading compliance and the implementation of a new state-of-the-art trading system;

     - implementation of comprehensive compliance policies and procedures, and retention of a compliance consultant for a supplemental compliance review.

     After considering all of the information described above, including the Chief Compliance Officer's written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreement, including the advisory fees proposed in connection with that continuation.

MANAGEMENT AND ADMINISTRATIVE FEES


     MANAGEMENT FEES. The Funds pay RS Investments fees as compensation for the services provided by it under the Advisory Agreement. The amount of these management fees is accrued daily and payable monthly at fixed annual rates based on the average daily net assets of each Fund.


RECENT MANAGEMENT FEES PAID BY THE FUNDS


                                                               REIMBURSEMENT
                                       MANAGEMENT FEES(1)      OF EXPENSES(2)
                                       ------------------      --------------
    RS DIVERSIFIED GROWTH FUND
        Year ended 12/31/04                   $   9,876,079    $      (30,381)
        Year ended 12/31/03                   $   7,553,158                --
        Year ended 12/31/02                   $   6,774,390                --

      RS EMERGING GROWTH FUND
        Year ended 12/31/04                   $  14,654,639    $      (35,749)
        Year ended 12/31/03                   $  14,458,526                --
        Year ended 12/31/02                   $  17,195,141                --

          RS GROWTH FUND
        Year ended 12/31/04                   $   1,712,674    $     (424,134)
        Year ended 12/31/03                   $   1,866,072    $      (43,974)
        Year ended 12/31/02                   $   2,306,969                --

     THE INFORMATION AGE FUND(R)
        Year ended 12/31/04                   $   1,700,204    $       (4,825)
        Year ended 12/31/03                   $   1,453,852                --
        Year ended 12/31/02                   $     737,958                --

       RS INTERNET AGE FUND(R)
        Year ended 12/31/04                   $   1,147,535    $       (2,946)
        Year ended 12/31/03                   $     919,407                --
        Year ended 12/31/02                   $     552,844                --

   RS MIDCAP OPPORTUNITIES FUND
        Year ended 12/31/04                   $   1,315,049    $     (236,196)
        Year ended 12/31/03                   $   1,060,468    $      (21,125)
        Year ended 12/31/02                   $   1,138,070                --

  RS SMALLER COMPANY GROWTH FUND
        Year ended 12/31/04                   $   2,032,835    $       (6,163)
        Year ended 12/31/03                   $   1,707,195                --
      Year ended 12/31/02(3)                  $   1,448,970    $      (19,931)

 RS GLOBAL NATURAL RESOURCES FUND
        Year ended 12/31/04                   $   3,008,036    $     (301,498)
        Year ended 12/31/03                   $     606,484                --

                                                               REIMBURSEMENT
                                       MANAGEMENT FEES(1)      OF EXPENSES(2)
                                       ------------------      --------------
        Year ended 12/31/02                   $     298,708                --

         RS PARTNERS FUND
        Year ended 12/31/04                   $  12,121,725    $   (2,187,124)
        Year ended 12/31/03                   $   3,833,832    $     (107,708)
       Year ended 12/31/02(3)                 $   1,163,466    $      (43,913)

           RS VALUE FUND
        Year ended 12/31/04                   $   3,170,553    $     (515,920)
        Year ended 12/31/03                   $   1,414,498    $     (166,784)
        Year ended 12/31/02                   $     634,487                --


     (1) After giving effect to any reimbursement or waiver by RS Investments.


     (2) Includes amount of management fees reduced or reimbursed by RS Investments pursuant to expense limitations, plus the amount of any other expenses for which RS Investments reimbursed the Fund or which RS Investments bore on behalf of the Fund.


     (3) Management fees include amounts recovered during the year shown in respect of expenses of the Funds previously borne by RS Investments. Amounts recovered were as follows:


     2002
     RS Smaller Company Growth Fund -- $53,865

     RS Partners Fund -- $63,692


     ADMINISTRATIVE SERVICES. RS Diversified Growth Fund, The Information Age Fund(R), RS Internet Age Fund(R), RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, and RS Global Natural Resources Fund have entered into an Administrative Services Agreement with RS Investments, pursuant to which RS Investments continuously provides business management services to the Funds and generally manages all of the business and affairs of the Funds, subject to the general oversight of the Trustees. No fees are payable by these Funds under the Administrative Services Agreement.

     The Administrative Services Agreement is subject to annual approval by (i) the Board of Trustees, and (ii) the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act). The Administrative Services Agreement may be terminated, without penalty, by the Trust or by the vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the affected Fund, on 30 days' notice to RS Investments.

     The Trust, on behalf of each Fund, has entered into a Sub-Administration and Accounting Services Agreement with PFPC, Inc., a subsidiary of PNC Bank Corp. (and an affiliate of PFPC Distributors, Inc., the Funds' distributor) ("PFPC"), pursuant to which PFPC performs a variety of accounting, bookkeeping, and other administrative services for the Funds. For its services under the Agreement, PFPC has the right to receive fees from each Fund at the following annual rates:


     Asset-Based Sub-Administrative and Accounting Services Fee:

     For each Fund with assets less than $50 million, 0.02% of such Fund's average daily net assets.

     For each Fund with assets between $50 million and $75 million, 0.045% of such Fund's average daily net assets.

     For Funds with assets in excess of $75 million:

     0.07% of each Fund's first $1,616,666,667 of average daily net assets; 0.04% of each Fund's next $133,333,333 of average daily net assets; and 0.03% of each Fund's average daily net assets in excess of $1.75 billion.

     The table below states the total dollar amount in sub-administration and accounting service fees paid by each Fund to PFPC for each of the last three years.



                                           2004           2003           2002
                                           ----           ----           ----
       RS Diversified Growth Fund      $    699,718   $    728,944   $    684,002

         RS Emerging Growth Fund       $  1,031,468   $  1,071,530   $  1,160,000

             RS Growth Fund            $    157,728   $    225,061   $    269,627

        The Information Age Fund(R)    $    125,024   $    172,237   $     88,900

          RS Internet Age Fund(R)      $     86,130   $     97,477   $     54,850

      RS MidCap Opportunities Fund     $    116,557   $    129,952   $    135,462

     RS Smaller Company Growth Fund    $    149,060   $    170,813   $    135,057

    RS Global Natural Resources Fund   $    238,153   $     74,001   $     37,481

            RS Partners Fund           $    984,468   $    424,583   $    109,832

              RS Value Fund            $    266,675   $    185,824   $     75,974


EXPENSES


     Each Fund will pay all expenses related to its operation which are not borne by RS Investments, including but not limited to taxes, interest, brokerage fees and commissions, compensation paid under the Funds' 12b-1 Plan to PFPC Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 (the "Distributor"), the Trust's distributor, fees paid to members of the Board of Trustees who are not interested persons of the Trust, SEC fees and related expenses, state Blue Sky qualification fees, charges of custodians, transfer agents, registrars, or other agents, outside auditing, accounting, and legal services, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, and charges relating to corporate matters.

PROXY VOTING POLICIES


     The Trust's Board of Trustees has delegated to RS Investments responsibility for voting any proxies relating to portfolio securities held by the Funds in accordance with RS Investments' proxy voting policies and procedures. A copy of the proxy voting policies and procedures to be followed by RS Investments on behalf of the Funds, including procedures to be used when a vote presents a conflict of interest, is attached hereto as Appendix B ("Proxy Voting Policies"). Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-766-FUND or on RS Investments' Web site at www.RSinvestments.com and (2) on the Commission's Web site at www.sec.gov.

PORTFOLIO MANAGERS

     COMPENSATION. RS Investments is an employee-owned investment firm. The firm has two separate investment advisory operating divisions, each with separate compensation and profit sharing structures. Each of the Funds' portfolio managers is part of either the Growth Group or the Value Group.

     In establishing salaries and bonuses, RS Investments considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RS Investments sets salary and bonus levels by reference to other investment firms investing in similar categories.

     In consultation with G. Randall Hecht and Terry R. Otton, Co-Chief Executive Officers of RS Investments, the leaders of each Group (Andrew P. Pilara, Jr. for Value, James L. Callinan, John L. Wallace, and William J. Wolfenden III for Growth), determined all salaries and bonuses for their respective Groups for the Funds' fiscal year ended December 31, 2004. Salaries were based on industry standards, as described above.

     Bonuses within the Growth Group were based on a number of factors, including (1) pre-tax investment performance for each account (including the Funds) managed by a portfolio manager against a relevant peer group over one- and three-year periods, with an emphasis on the most recent one-year period, and (2) experience.

     Bonuses within the Value Group were based on a number of factors, including
(1) pre-tax investment performance for each account (including the Funds) managed by a portfolio manager compared to a relevant peer group over a rolling three-year period, with particular focus on account performance during periods of losses in the general market, (2) investment judgment, and (3) analytical process.

     Assets under management did not directly affect any individual's salary or bonus, although the amount of each Group's assets under management affected the fee revenue attributable to that Group, which in turn affected the maximum amount of money available for that Group's aggregate salaries and bonuses.

     In addition, most of the Funds' portfolio managers participated in the profits of their respective Groups based on their profit sharing percentages. Each Group's leaders, in consultation with Mr. Hecht and Mr. Otton, set these percentages at the beginning of each year based on a number of factors, including tenure, assets under management, long-term investment performance (compared to appropriate benchmarks), and overall contribution to the Group's investment process.

     Certain portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits in addition to Group profits.

     OWNERSHIP OF FUND SHARES. The following table shows the dollar range of equity securities of the Fund beneficially owned by each Fund's portfolio manager as of December 31, 2004:



   NAME OF PORTFOLIO MANAGER          DOLLAR RANGE OF EQUITY SECURITIES IN FUND
   ------------------------------------------------------------------------------------
       Stephen J. Bishop        The Information Age Fund(R)         $100,001-$500,000
                                RS Internet Age Fund(R)             $100,001-$500,000

       James J. Callinan        RS Emerging Growth Fund             over $1,000,000

   NAME OF PORTFOLIO MANAGER          DOLLAR RANGE OF EQUITY SECURITIES IN FUND
   ------------------------------------------------------------------------------------
      MacKenzie B. Davis        RS Global Natural Resources Fund    $100,001-$500,000

        David J. Kelley         RS Partners Fund                    $100,001-$500,000
                                RS Value Fund                       $100,001-$500,000

      Wendell H. Laidley        The Information Age Fund(R)         $100,001-$500,000
                                RS Internet Age Fund(R)             None

                                RS Global Natural Resources Fund    over $1,000,000
     Andrew P. Pilara, Jr.      RS Partners Fund                    over $1,000,000
                                RS Value Fund                       $500,001-$1,000,000

        John H. Seabern         RS Diversified Growth Fund          $500,001-$1,000,000

        Jay M. Sherwood         RS Growth Fund                      $100,001-$500,000
                                RS MidCap Opportunities Fund        $100,001-$500,000

      Allison K. Thacker        The Information Age Fund(R)         $100,001-$500,000
                                RS Internet Age Fund(R)             None

                                RS Diversified Growth Fund          over $1,000,000
        John L. Wallace         RS Growth Fund                      over $1,000,000
                                RS MidCap Opportunities Fund        over $1,000,000

        Joseph A. Wolf          RS Partners Fund                    $100,001-$500,000
                                RS Value Fund                       $100,001-$500,000

   William J. Wolfenden III     RS Smaller Company Growth Fund      over $1,000,000



     OTHER ACCOUNTS. Each Fund's portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts (including other Funds of RS Investment Trust). The following table sets forth the number of other accounts managed by the portfolio managers and the total assets of such accounts as of December 31, 2004:



                 REGISTERED INVESTMENT COMPANIES   OTHER POOLED INVESTMENT VEHICLES          OTHER ACCOUNTS
                ----------------------------------------------------------------------------------------------------
                                      TOTAL                               TOTAL                            TOTAL
                                   ASSETS/TOTAL                        ASSETS/TOTAL                     ASSETS/TOTAL
                   NUMBER OF        ASSETS IN         NUMBER OF         ASSETS IN       NUMBER OF        ASSETS IN
                ACCOUNTS/NUMBER     ACCOUNTS       ACCOUNTS/NUMBER       ACCOUNTS    ACCOUNTS/NUMBER      ACCOUNTS
                OF ACCOUNTS WITH      WITH         OF ACCOUNTS WITH       WITH       OF ACCOUNTS WITH      WITH
                  PERFORMANCE-     PERFORMANCE-      PERFORMANCE-      PERFORMANCE-    PERFORMANCE-     PERFORMANCE-
     NAME          BASED FEE        BASED FEE         BASED FEE         BASED FEE       BASED FEE        BASED FEE
--------------------------------------------------------------------------------------------------------------------
  Stephen J.    ___(1)/___        $[    (1)/    ]  ___/___            $[    /     ]  ___/___           $[    /     ]
   Bishop

   James L.     ___(2)/___        $[    (2)/    ]  ___/___            $[    /     ]  ___/___           $[    /     ]
  Callinan

 MacKenzie B.   ___(3)/___        $[    (3)/    ]  ___/___            $[    /     ]  ___/___           $[    /     ]
    Davis

   David J.     ___(4)/___        $[    (4)/    ]  ___/___            $[    /     ]  ___/___           $[    /     ]
   Kelley

  Wendell H.    ___(1)/___        $[    (1)/    ]  ___/___            $[    /     ]  ___/___           $[    /     ]
   Laidley

                 REGISTERED INVESTMENT COMPANIES   OTHER POOLED INVESTMENT VEHICLES          OTHER ACCOUNTS
                ----------------------------------------------------------------------------------------------------
                                      TOTAL                               TOTAL                            TOTAL
                                   ASSETS/TOTAL                        ASSETS/TOTAL                     ASSETS/TOTAL
                   NUMBER OF        ASSETS IN         NUMBER OF         ASSETS IN       NUMBER OF        ASSETS IN
                ACCOUNTS/NUMBER     ACCOUNTS       ACCOUNTS/NUMBER       ACCOUNTS    ACCOUNTS/NUMBER      ACCOUNTS
                OF ACCOUNTS WITH      WITH         OF ACCOUNTS WITH       WITH       OF ACCOUNTS WITH      WITH
                  PERFORMANCE-     PERFORMANCE-      PERFORMANCE-      PERFORMANCE-    PERFORMANCE-     PERFORMANCE-
     NAME          BASED FEE        BASED FEE         BASED FEE         BASED FEE       BASED FEE        BASED FEE
--------------------------------------------------------------------------------------------------------------------
  Andrew P.     ___(5)/___        $[    (5)/    ]  ___/___            $[    /     ]  ___/___           $[    /     ]
 Pilara, Jr.

   John H.      ___(6)/___        $[    (6)/    ]  ___/___            $[    /     ]  ___/___           $[    /     ]
   Seabern

    Jay M.      ___(7)/___        $[    (7)/    ]  ___/___            $[    /     ]  ___/___           $[    /     ]
   Sherwood

  Allison K.    ___(1)/___        $[    (1)/    ]  ___/___            $[    /     ]  ___/___           $[    /     ]
   Thacker

   John L.      ___(8)/___        $[    (8)/    ]  ___/___            $[    /     ]  ___/___           $[    /     ]
  Wallace

Joseph A. Wolf  ___(4)/___        $[    (4)/    ]  ___/___            $[    /     ]  ___/___           $[    /     ]

  William J.    ___(9)/___        $[    (9)/    ]  ___/___            $[    /     ]  ___/___           $[    /     ]
Wolfenden III


----------

 (1) Includes The Information Age Fund(R) and RS Internet Age Fund(R).
 (2) Includes RS Emerging Growth Fund.
 (3) Includes RS Global Natural Resources Fund.
 (4) Includes RS Partners Fund and RS Value Fund.
 (5) Includes RS Global Natural Resources Fund, RS Partners Fund, and RS Value Fund.
 (6) Includes RS Diversified Growth Fund.
 (7) Includes RS Growth Fund and RS MidCap Opportunities Fund.
 (8) Includes RS Diversified Growth Fund, RS Growth Fund, and RS MidCap Opportunities Fund.
 (9) Includes RS Smaller Company Growth Fund.

     CONFLICTS OF INTEREST.  RS Investments has informed the Trust as follows:

     Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the Fund and such other accounts. In addition, in certain instances, a portfolio manager may take conflicting positions in a particular security. For example, a portfolio manager may sell short a security for one account that another account holds long, or may take a long position in a security for one account that the portfolio manager has sold short for another account. RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts.

     RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair over time to all of its clients. RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investment's policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts. It is RS Investments' policy that when the amount of securities of a particular issuer available to RS Investments' client accounts in an initial public offering is insufficient to meet the requirements of each account for which a portfolio manager has determined that the purchase of such securities is appropriate, RS Investment generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also RS Investments' policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investment's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


     Investment decisions for the Funds and for the other investment advisory clients of RSIM, L.P. and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients purchase or sell the same security at approximately the same time, in which event the day's transactions in such security are, insofar as RS Investments deems appropriate, averaged as to price and allocated between such clients in a manner which in RS Investments' opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. RS Investments employs a professional staff of portfolio managers who draw upon a variety of resources for research information for the Funds.


     Transactions on U.S. stock exchanges and NASDAQ, commodities markets, and futures markets and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

     It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")), from broker-dealers that execute portfolio transactions for the clients of such advisors and from third parties with which such broker-dealers have arrangements. Consistent with this practice, RS Investments receives research and brokerage services and other similar services from many broker-dealers with which it places a Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services, and personal computers utilized by RS Investments' managers and analysts. Where the services referred to above are not used exclusively by RS Investments for research purposes, RS Investments, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to RS Investments and its affiliates in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because RS Investments or its affiliates receive these services even though RS Investments might otherwise be required to purchase some of these services for cash.

     RS Investments places all orders for the purchase and sale of portfolio investments for the Funds and buys and sells investments for the Funds through a substantial number of brokers and dealers. RS Investments seeks the best overall terms available for the Funds, except to the extent RS Investments may be permitted to pay higher brokerage commissions as described below. In selecting broker-dealers and evaluating the overall reasonableness of brokerage commissions, RS Investments, having in mind a Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices, and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.


     As permitted by Section 28(e) of the 1934 Act, RS Investments may cause a Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act) to RS Investments an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. RS Investments' authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.


     RS Investments may sometimes instruct a broker through whom it executes a securities transaction to "give up" a portion of the transaction for settlement to another broker that provides research services to RS Investments consistent with the preceding policies. In such a case, the broker to whom the transaction is given up may receive the entire commission payable on the portion of the transaction given up to it.


     The following table provides the dollar amount of brokerage commissions paid by the Funds for the periods indicated. Changes in the amounts of brokerage commissions from year to year are generally the result of active trading strategies employed by the Funds' portfolio managers in response to market conditions, and are not reflective of a material change in investment strategy.



                                        FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
                                       ENDED 12/31/04   ENDED 12/31/03   ENDED 12/31/02
                                       --------------   --------------   --------------
       RS DIVERSIFIED GROWTH FUND            $          $   16,625,384   $   15,191,227

        RS EMERGING GROWTH FUND              $          $   12,474,265   $   16,638,736

            RS GROWTH FUND                   $          $    2,077,397   $    3,701,448

       THE INFORMATION AGE FUND(R)           $          $    2,400,210   $    1,377,507

         RS INTERNET AGE FUND(R)             $          $    1,376,946   $      827,375

      RS MIDCAP OPPORTUNITIES FUND           $          $    1,222,759   $    2,652,200

     RS SMALLER COMPANY GROWTH FUND          $          $    2,142,158   $    1,695,086

    RS GLOBAL NATURAL RESOURCES FUND         $          $      481,798   $      378,780

           RS PARTNERS FUND                  $          $    2,932,169   $    1,476,757

             RS VALUE FUND                   $          $    1,163,581   $      484,666



     Of the amounts shown above for the fiscal year ended December 31, 2004, brokerage commissions were paid by the Funds to brokers who provided research services or other services to RS Investments in the following amounts, in respect of transactions totaling the dollar amounts shown in parentheses: [to come]

     During fiscal year 2004, the following Funds acquired securities of their regular brokers or dealers, as follows, together with the values of such securities, if any, held at December 31, 2004:



                FUND                         BROKER OR DEALER             VALUE AT DECEMBER 31, 2004
                ----                         ----------------             --------------------------
RS Diversified Growth Fund      Friedman, Billings, Ramsey Group, Inc.            $        --

RS Growth Fund                  Friedman, Billings, Ramsey Group, Inc.            $ 3,395,189

RS MidCap Opportunities Fund    Friedman, Billings, Ramsey Group, Inc.            $        --



                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Funds have established a policy governing the disclosure of a Fund's portfolio holdings which is designed to protect the confidentiality of the Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Funds' Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by RS Investments' Chief Compliance Officer, or where appropriate, a member of RS Investments' senior management (each, an "Authorized Person").

     Registered investment companies that are sub-advised by RS Investments may be subject to different portfolio holdings disclosure policies, and neither RS Investments nor the Board of Trustees of the Funds exercises control over such policies. In addition, separate account clients of RS Investments have access to their portfolio holdings and are not subject to the Funds' portfolio holdings disclosure policies. Some of the funds that are sub-advised by RS Investments and some of the separate accounts managed by RS Investments have substantially similar or identical investment objectives and strategies, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, to those of certain Funds.

     Neither RS Investments nor the Funds will receive any compensation or other consideration in connection with disclosure of Fund portfolio holdings.

     PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Fund may make its portfolio holdings publicly available on the RS Investments' website in such scope and form and with such frequency as RS Investments may reasonably determine. The Funds' prospectus describes, to the extent applicable, the type of information that is disclosed on RS Investments' website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

     A Fund's portfolio holdings are considered to be publicly disclosed on the earliest of: (a) the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on its website (assuming that it discloses in its prospectus that such information is available on its website); or (c) at such additional times and on such additional bases as determined by the SEC or its staff.

     DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an officer of the Trust, such as the Trust's chief compliance officer, determines that such disclosure is in the best interests of the Fund's shareholders. In addition, the third party receiving the non-public portfolio holdings will be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including RS Investments and its affiliates and the Funds' custodian, sub-administration and accounting services provider, independent accountants, and proxy voting service provider.

     To the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund's shareholders, on the one hand, and RS Investments or an affiliated person of RS Investments or the Fund, on the other, the Authorized Person must inform the Trust's chief compliance officer of such potential conflict, and the Trust's chief compliance officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances.

     ONGOING ARRANGEMENTS TO MAKE PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, Fund Representatives disclose Fund portfolio holdings to the following recipients on an on-going basis: the Funds' custodian, sub-administration and accounting services provider, independent accountants, and proxy voting service provider. Each recipient, except the Funds' independent accountants, receives the portfolio holdings information on a daily basis. The Funds' independent accountants receive the information when requested in connection with their audit.


                          THE FUNDS' DISTRIBUTION PLAN


     PFPC Distributors is the principal underwriter of the Funds' shares. To compensate PFPC Distributors for the services it provides and for the expenses it bears in connection with the distribution of Fund shares, each Fund makes payments to PFPC Distributors under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Such expenses may include, but are not limited to, costs of advertising and promoting the sale of shares of the Funds and, as discussed below, payments to financial intermediaries. They may also include PFPC Distributors' overhead expenses attributable to the distribution of the Funds' shares, which may include, for example, expenses for office space, communications, and salaries of PFPC Distributors' personnel, and any other of PFPC Distributors' expenses attributable to the distribution of the Funds' shares. The Plan is a compensation plan. Under the Plan, each of the Funds pays PFPC Distributors compensation, accrued daily and paid monthly, at the annual rate of 0.25% of the Fund's average daily net assets. Because Rule 12b-1 fees are paid out of a Fund's assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

     The Plan may benefit each of the Funds by increasing sales of shares and reducing redemptions of shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Fund.

     RS Investments performs certain services and incurs certain expenses with respect to the promotion of Fund shares and servicing of shareholder accounts. For promotional services provided and expenses incurred by it in any period in respect of a Fund, RS Investments typically receives the amount of fees paid to PFPC Distributors by the Fund under the Plan, as described above, less PFPC Distributors' compensation and expenses (including amounts paid by PFPC Distributors to financial intermediaries for distribution services).

     In addition to payments under the Distribution Plan, the Funds reimburse PFPC Distributors and RS Investments for payments PFPC Distributors and RS Investments make to financial intermediaries that provide certain administrative and account maintenance shareholder services. The amount of the reimbursement (the

"Services Reimbursement") is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

     Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance shareholder services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, pension plan administrators, and insurance companies.

     PFPC Distributors may pay compensation to financial intermediaries in connection with their services in distributing shares of the Funds. In addition, PFPC Distributors or RS Investments may pay compensation to financial intermediaries for shareholder services provided by such intermediaries to their clients who own shares of the Funds. In some cases, a financial intermediary may hold its clients' Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

     The compensation paid by PFPC Distributors or RS Investments to a financial intermediary is typically paid continually over time, during the period when the intermediary's clients hold investments in the Funds. The amount of continuing compensation paid by PFPC Distributors or RS Investments to different financial intermediaries for distribution and/or shareholder services varies. In most cases, the compensation is paid at an annual rate of 0.25% of the value of the financial intermediary's clients' investments in the Funds. In some cases, the compensation may be paid at higher annual rates of up to 0.50% of an intermediary's clients' assets in the Funds; this additional amount may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

     RS Investments or PFPC Distributors, at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Funds' shares or the servicing of shareholders Fund's or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds' shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

     If payments to financial intermediaries by the distributor or advisor for a particular mutual fund complex exceed payments by other mutual fund complexes, then your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by PFPC Distributors and RS Investments, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

     Because the Funds pay distribution and other fees for the sale of their shares and for services provided to shareholders out of the Funds' assets on an ongoing basis, over time those fees will increase the cost of an investment in a Fund and may cost a shareholder more than paying other types of sales charges.

     A Fund may pay distribution fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of that Fund are unavailable for purchase.


RECENT PAYMENTS UNDER THE FUNDS' DISTRIBUTION PLAN AND RECENT SERVICES REIMBURSEMENTS.


                                      PAYMENTS UNDER
                                        THE FUNDS'         SERVICES
                                     DISTRIBUTION PLAN  REIMBURSEMENTS
                                     -----------------  --------------
RS DIVERSIFIED GROWTH FUND
Year ended 12/31/04                  $       2,470,615  $
Year ended 12/31/03                  $       1,888,290  $    1,055,423
Year ended 12/31/02                  $       1,693,598  $    1,119,050

RS EMERGING GROWTH FUND
Year ended 12/31/04                  $       3,675,556  $
Year ended 12/31/03                  $       3,614,632  $    1,736,175
Year ended 12/31/02                  $       4,298,785  $    2,807,941

RS GROWTH FUND
Year ended 12/31/04                  $         540,353  $
Year ended 12/31/03                  $         477,512  $      141,538
Year ended 12/31/02                  $         576,742  $      162,347

THE INFORMATION AGE FUND(R)
Year ended 12/31/04                  $         425,051  $
Year ended 12/31/03                  $         363,463  $      136,186
Year ended 12/31/02                  $         184,490  $       92,432

RS INTERNET AGE FUND(R)
Year ended 12/31/04                  $         286,884  $
Year ended 12/31/03                  $         201,422  $       77,788
Year ended 12/31/02                  $         110,569  $       78,260

RS MIDCAP OPPORTUNITIES FUND
Year ended 12/31/04                  $         391,925  $
Year ended 12/31/03                  $         270,398  $       65,876
Year ended 12/31/02                  $         284,518  $       84,572

RS SMALLER COMPANY GROWTH FUND
Year ended 12/31/04                  $         508,564  $
Year ended 12/31/03                  $         358,238  $       81,612
Year ended 12/31/02                  $         283,007  $       97,671

RS GLOBAL NATURAL RESOURCES FUND
Year ended 12/31/04                  $         826,129  $
Year ended 12/31/03                  $         151,621  $       71,471
Year ended 12/31/02                  $          74,677  $       37,759

RS PARTNERS FUND
Year ended 12/31/04                  $       3,570,700  $
Year ended 12/31/03                  $         985,385  $      378,394
Year ended 12/31/02                  $         231,910  $      113,028

RS VALUE FUND
Year ended 12/31/04                  $         934,456  $
Year ended 12/31/03                  $         395,320  $       99,798
Year ended 12/31/02                  $         158,622  $       41,016


PAYMENTS TO RS INVESTMENTS


     The following table shows amounts paid in the periods indicated to RS Investments from amounts received by the Distributor under the Plan or as Services Reimbursements, and Services Reimbursements paid directly to RS Investments by the Funds during those periods.



FUND                                  TOTAL IN 2004      TOTAL IN 2003     TOTAL IN 2002
----                                  -------------      -------------     -------------
RS Diversified Growth Fund            $                  $   1,509,538     $     970,223
RS Emerging Growth Fund               $                  $   2,546,191     $   3,345,060
RS Growth Fund                        $                  $     288,189     $     346,327
The Information Age Fund(R)           $                  $      96,899     $     110,244
RS Internet Age Fund(R)               $                  $      87,054     $      98,996
RS MidCap Opportunities Fund          $                  $      86,818     $     110,484
RS Smaller Company Growth Fund        $                  $     238,170     $     174,183
RS Global Natural Resources Fund      $                  $      39,711     $      27,926
RS Partners Fund                      $                  $     119,054     $     100,740
RS Value Fund                         $                  $     114,552     $     117,289


                        HOW NET ASSET VALUE IS DETERMINED


     Each Fund determines the net asset value per share once daily, as of the close of regular trading on the New York Stock Exchange (the "Exchange"). The Exchange is closed Saturdays, Sundays, New Year's Day (observed), Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas (observed).

     The Funds value their portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. ("Nasdaq") are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sale are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. The Funds value all other securities and assets at their fair values as determined in accordance with guidelines and procedures adopted by the Trust's Board of Trustees.


     Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, and certain foreign securities. These investments are generally stated at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.


     The fair value of securities is generally determined as the amount that a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, in cases where there are no publicly traded securities of the same class as the securities being valued, the security is valued based on an analysis of the effect of any restrictions on the sale of the security; product development and trends of the security's issuer; changes in the industry and other competing companies; significant changes in the issuer's financial position; prices at which the issuer subsequently issues the same or comparable securities; prices at which the same or comparable securities are sold; and any other event which could have a significant impact on the value of the security.

     Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information for large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the values of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of a Fund's net asset value. If events that, in RS Investments' judgment, materially affect the value of such securities occur during such period, then these securities may be valued at their fair values following procedures approved by the Trustees.


                                      TAXES

     Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Fund would not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).


     In order to qualify as a "regulated investment company," a Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;
(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

     In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in clause (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of clause (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.


     If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.


     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax on income earned in the current calendar year, although from time to time a Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax. (The Emerging Growth Fund paid an excise tax of approximately $5,000 on this basis in respect of fiscal 2004.) Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

     Distributions from a Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year and capital loss carryforwards) properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

     For taxable years beginning on or before December 31, 2008, provided holding period and other requirements are met, a Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income." Qualified dividend income generally will be taxed in the hands of individuals at the 15% tax rate, provided these same holding period and other requirements are met by the shareholder. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) if the dividend is received from a foreign corporation that is (i) non-eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (ii) treated as a passive foreign investment company.

     With respect to investment income and gains received by a Fund, if any, from sources outside the United States, such income and gains may be subject to foreign taxes that are withheld at the source. Thus, a Fund's yield on foreign investments would be decreased by such taxes. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.


     If more than 50% of a Fund's assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.


     Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on

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proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs are not eligible to be treated as "qualified dividend income." A Fund's transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. See also the discussion on hedging transactions, below.


     A Fund's transactions in foreign currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits, (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.


     If a Fund engages in hedging transactions, including hedging transactions in options, certain forward contracts or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.


     Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Fund has invested and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


     In addition, the Fund may purchase debt instruments with "market discount." Under the market discount rules, the Fund will be required to treat any gain on the sale, exchange or redemption of, a debt instrument as ordinary income to the extent of the market discount that has not previously been included in income and is treated as having accrued on such debt instrument at or prior to the time of such payment or disposition. Market discount in respect of a debt instrument is generally considered to accrue ratably during the period from the date of acquisition to the maturity date of such debt instrument, unless the holder elects to accrue market discount on the debt instrument under the constant yield method.


     If a Fund makes a distribution to shareholders in excess of its current accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Fund shares.

     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed a Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.


     The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held as capital assets by the shareholder for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of Fund shares held by the shareholder will be treated as short-term capital gain or loss. If a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for 6 months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


     A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to non-corporate shareholders who fail to furnish the Fund with a correct taxpayer identification number or other certification, who have underreported dividends or interest income, or who fail to certify to the Fund that they are not subject to such withholding. An individual's taxpayer identification number generally is his or her social security number. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Fund with a proper certification. The back-up withholding tax rate is 28% for amounts paid through 2010. The back-up withholding tax rate will be 31% for amounts paid after December 31, 2010.


     In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of the Fund beginning after December 31, 2004, and before January 1, 2008, the Fund will not be required to withhold any amounts
(i) with respect to distributions (other than distributions to a foreign person
(w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

     If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     If a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to local, state and foreign taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local, and foreign taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds. Statements as to the tax status of distributions will be mailed annually.

                             ADDITIONAL INFORMATION

TRANSFER AGENT AND CUSTODIAN


     Boston Financial Data Services, at P.O. Box 219717, Kansas City, MO 64121, serves as the Funds' transfer agent and dividend-paying agent ("Transfer Agent"). PFPC Trust Company ("PFPC Trust"), 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as the Funds' custodian ("Custodian"). The Custodian and subcustodians hold the securities in the Funds' portfolios and other assets for safekeeping. The Transfer Agent and Custodian do not participate in making investment decisions for the Funds.


INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105, are the Trust's independent accountants, providing audit services, tax return review, and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

LEGAL COUNSEL

     Ropes & Gray LLP, One International Place, Boston, MA 02110, serves as counsel to the Trust.

SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of that Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

                              FINANCIAL STATEMENTS


The financial statements, financial highlights, and report of independent auditors included in the Annual Report for the Funds' fiscal year ended December 31, 2004, and filed electronically on Form N-CSR on _______________, 2005 (File No. 811-5159; Accession No. 0000935069-04-000427) are incorporated by reference into this Statement of Additional Information.

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                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS


This Appendix describes ratings applied to corporate bonds by Standard & Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's").

STANDARD & POOR'S RATINGS

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S RATINGS


Aaa -- Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the AAA securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated BAA are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

RS INVESTMENT MANAGEMENT, L.P.
RS INVESTMENT MANAGEMENT, INC.
RS GROWTH GROUP LLC
RS VALUE GROUP LLC

PROXY VOTING POLICIES AND PROCEDURES


November 18, 2003



PURPOSE AND GENERAL STATEMENT

     The purpose of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which each of RS Investment Management L.P., RS Investment Management, Inc., RS Growth Group LLC, and RS Value Group LLC (each, an "Adviser") votes the securities owned by its advisory clients for which an Adviser exercises voting authority and discretion (the "Proxies"). The advisory clients for which an Adviser votes Proxies are registered investment companies and certain other institutional accounts. These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). These policies and procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; the Advisers take no responsibility for the voting of any proxies on behalf of any such client. For those clients that have delegated such authority and discretion to an Adviser, these policies and procedures apply equally to registered investment companies and other institutional accounts.

     These proxy voting policies and procedures are available to all advisory clients of an Adviser upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.


     Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended December 31, 2004, are available (i) without charge, upon request, by calling 1-800-766-FUND [3863]; on RS Investments' website at http://www.rsinvestments.com; and (iii) on the Securities and Exchange Commission's website at http://www.sec.gov.


POLICIES RELATING TO PROXY VOTING

     The guiding principle by which the Advisers vote on all matters submitted to security holders is to act in a manner consistent with the best interest of their clients, without subrogating the clients' interests to those of the Advisers. The Advisers do not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. The policies and procedures set forth herein are designed to ensure that material conflicts of interest on the part of an Adviser or its affiliates do not affect our voting decisions on behalf of our clients. All Adviser personnel who are involved in the voting of Proxies will be required to adhere to these policies and procedures.

     It is the general policy of an Adviser to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, the Advisers reserve the right to abstain on any particular vote or otherwise withhold their vote on any matter if in the judgment of an Adviser, the costs associated with voting such Proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our clients, in the judgment of an Adviser.

     Absent any legal or regulatory requirement to the contrary, it is generally the policy of the Advisers to maintain the confidentiality of the particular votes that it casts on behalf of our clients. Registered investment company clients disclose the votes cast on their behalf by an Adviser in accordance with their legal and regulatory requirements. Any other institutional client of an Adviser can obtain details of how its Adviser has voted the securities in its account by contacting the client's designated service representative.

PROXY POLICY COMMITTEE


     Certain aspects of the administration of these proxy voting policies and procedures are governed by a Proxy Policy Committee (the "Committee") currently comprising four members. The members of this Committee are the Chief Executive Officer, the General Counsel, the Chief Operating Officer, the Chief Compliance Officer, and Director of Compliance. The Chief Operating Officer serves as Chair of the Committee. The Committee may change its structure or composition from time to time.


     The Committee meets whenever a portfolio manager recommends that the Committee authorize an override of the Guidelines (as defined below) and to consider Special Votes (as defined below), in each case where a material conflict of interest has been identified, and at such other times as the Chief Operating Officer shall determine. In addition, the Committee holds at least two regular meetings during each calendar year, at which the Committee reviews data with respect to votes taken in accordance with these policies and procedures since the previous meeting. The Committee reviews the existing Guidelines at least once each calendar year and in connection with such review may recommend any changes to the Guidelines.

     On all matters, the Committee makes its decisions by a vote of a majority of the members of the Committee present at the meeting. At any meeting of the Committee, a majority of the members of the Committee then in office shall constitute a quorum.

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PROXY VOTING PROCEDURES

     The Advisers have retained Investor Responsibility Research Center ("IRRC") to vote proxies for the accounts of our advisory clients. IRRC prepares analyses of most matters submitted to a shareholder vote and also provides voting services to institutions such as an Adviser. IRRC receives a daily electronic feed of all holdings in the Advisers' voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to IRRC. IRRC monitors the accounts and their holdings to be sure that all Proxies are received and voted. As a result of the firm's decision to use IRRC, there is generally no physical handling of Proxies by an Adviser's personnel.

     The Advisers have adopted proxy voting guidelines (the "Guidelines") that set forth how the Advisers plan to vote on specific matters presented for shareholder vote. The Guidelines are attached as ANNEX A to these policies and procedures. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from an Adviser, IRRC will automatically vote in accordance with the Guidelines.

     Each Adviser reserves the right to override the Guidelines when it considers that such an override would be in the best interest of our clients, taking into consideration all relevant facts and circumstances at the time of the vote. See "Procedures for Overriding the Guidelines" below.

     In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a "Special Vote"). Special Votes will be addressed according to the procedures discussed below at "Procedures Regarding Special Votes".

     Well in advance of the deadline for any particular vote, IRRC posts information regarding that vote on its secure web site. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, and any analysis or other information that IRRC has prepared with respect to the vote. In the case of Special Votes, IRRC notifies the Advisers of the vote and the relevant deadline. The Compliance Department accesses the website on a regular basis to monitor the matters presented for shareholder votes and to track the voting of the Proxies.

PROCEDURES FOR OVERRIDING THE GUIDELINES

     If any portfolio manager or analyst, in the course of his or her regular monitoring of companies whose securities are held in client accounts, is interested in a particular shareholder matter, and desires an Adviser to vote in a manner inconsistent with the Guidelines, he or she shall take action in accordance with the procedures set forth below.

     In the case of a portfolio manager or analyst who believes an Adviser should vote in a manner inconsistent with the Guidelines, he or she must first submit such proposal to the Chief Compliance Officer. The Compliance Department is responsible for making a determination as to whether there is a material conflict of interest between an Adviser, on the one hand, and the relevant advisory client, on the other hand, arising out of the provision of certain services or products by an Adviser to the company on whose behalf Proxies are being solicited, personal shareholdings of any Adviser personnel in the company, or any other relevant material conflict of interest.

     If the Compliance Department determines that there is no material conflict of interest, the Chief Compliance Officer will present this finding to the Chief Operating Officer for ratification. If the Chief Operating Officer agrees that there is no material conflict of interest, then the Chief Operating Officer will inform the Chief Compliance Officer of the decision to override. The Compliance Department will instruct IRRC accordingly prior to the voting deadline. The Compliance Department will retain records of documents material to any such determination, which records will be made available to the Committee for review during one of its regular meetings.

     If, however, the Compliance Department or the Chief Operating Officer determines that there is a material conflict of interest with respect to the relevant shareholder vote, or if the Chief Operating Officer for any other reason wants guidance from the Committee, then the Chief Operating Officer will call a special meeting of the Committee and present the matter to the Committee for consideration. As part of its deliberations, the Committee will review, as applicable, the following:

  - a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

  -  data regarding client holdings in the relevant issuer;
  - information pertinent to the decision by the Compliance Department or the Chief Operating Officer as to the presence of a material conflict of interest, together with all relevant materials;
  - the vote indicated by the Guidelines, together with any relevant information provided by IRRC; and
  - the rationale for the request for an override of the Guidelines, together with all relevant information, as provided by the Chief Operating Officer, portoflio manager or analyst, as the case may be.

After review, the Committee will arrive at a decision based on the guiding principle of acting in a manner consistent with the best interest of their clients. The Committee may vote to authorize an override of the Guidelines with respect to such a vote notwithstanding the presence of a material conflict of interest only if the Committee determines that such an override would be in the best interests of the clients in question. Whether or not the Committee authorizes an override, the Committee's deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

PROCEDURES REGARDING SPECIAL VOTES


     If the Chief Compliance Officer is informed by IRRC or otherwise becomes aware of a Special Vote, he will submit the Special Vote to the Chief Operating Officer. The Chief

Operating Officer will review any information provided by IRRC or the Compliance Department regarding the Special Vote, and, in his or her discretion, may also consult with the relevant portoflio manager or analyst. If after this review the Chief Operating Officer agrees with IRRC that the vote is not covered by the Guidelines, the Chief Operating Officer will consult the Compliance Department as to whether or not the Special Vote involves a material conflict of interest on the part of an Adviser. As with cases of recommended overrides of the Guidelines, the determination made by the Compliance Department as to the absence of a material conflict of interest will be presented to the Chief Operating Officer for ratification. If the Chief Operating Officer determines that there is no material conflict of interest involved, he will inform the Chief Compliance Officer of his decision and the Compliance Officer will then instruct IRRC to vote based on the decision of the portfolio manager. The Compliance Department will retain records of documents material to any such determination, which records will be made available to the Committee for review during one of its regular meetings.


     If, however, the Compliance Department, or the Chief Operating Officer, upon review of its decision, determines that there is a material conflict of interest with respect to the relevant Special Vote, or if the Chief Operating Officer for any other reason wants guidance from the Committee, then the Chief Operating Officer will call a special meeting of the Committee and present the matter to the Committee for consideration. As part of its deliberations, the Committee will review, as applicable the following:

  - a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;
  -  data regarding client holdings in the relevant issuer;
  - information pertinent to the decision by the Compliance Department or the Chief Operating Officer as to the presence of a material conflict of interest, together with all relevant materials;
  -  analysis prepared by IRRC with respect to the Special Vote; and
  - other relevant information considered by the Chief Operating Officer with respect to the Special Vote.


     After reviewing the relevant information, the Committee will render a decision as to how the Special Vote is to be voted based on the guiding principle of acting in a manner consistent with the best interest of their clients. The Compliance Department will then inform IRRC of this decision and instruct IRRC to vote the Special Vote accordingly. The Committee's deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.


UNDUE INFLUENCE

     If at any time any person is pressured or lobbied either by an Adviser's personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the Chief Compliance Officer, who will keep a record of this information and forward the information to the Chief Operating Officer. The Chief Operating Officer will consider this information when making his or her decision to recommend override the Guidelines with respect to such a vote to the Committee (or, in the case of a Special

Vote, in his or her decision regarding the voting of the relevant Proxy) . If applicable, the Chief Operating Officer will provide this information to the Committee.

RECORD KEEPING

     Each Adviser, or IRRC, as the Advisers' agent, maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

     -  a copy of these policies and procedures;
     - proxy statements received regarding client securities are maintained by IRRC;
     - a record of each vote cast is maintained by IRRC, and such records are accessible to designated an Adviser personnel at any time;
     - a copy of any document created by an Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision;
     - each written client request for proxy voting records and the Adviser's written response to any (written or oral) client request for such records;

                             PROXY VOTING GUIDELINES FOR U.S. COMPANIES

                                           RS INVESTMENTS

-   DEFAULT:

-   BUNDLED:



    ELECT DIRECTORS (1000)

   1000-1    Always Vote FOR all uncontested director nominees.

   1000-2    WITHHOLD votes from ALL nominees if the board lacks an audit, compensation, or nominating committee.

   1000-3    WITHHOLD votes from ALL nominees IF the board will consist of more than XX directors after the election.

   1000-4    WITHHOLD votes from ALL nominees IF the board will consist of fewer than XX directors after the election.

   1000-5    WITHHOLD votes from ALL nominees IF the company has adopted a classified board structure for the election of directors.

   1000-6    WITHHOLD votes from ALL nominees IF the company does not have an independent chair or lead director.

   1000-7    WITHHOLD votes from ALL nominees IF the board does not include at least one woman director.

   1000-8    WITHHOLD votes from ALL nominees IF the board does not include at least one minority director.

   1000-9    WITHHOLD votes from ALL nominees IF the board did not act to implement a policy requested by a shareholder proposal that received majority voting support in the prior two years.

   1000-10   WITHHOLD votes from ALL nominees if the board adopted or renewed a poison pill without shareholder approval during the current or prior year.

   1000-11   WITHHOLD votes from ANY non-independent nominee (excluding the CEO) IF XX% or more of the directors are not independent.

   1000-12   WITHHOLD votes from ANY employee nominee who serves on the audit, compensation, or nominating committee.

   1000-13   WITHHOLD votes from ANY non-independent nominee who serves on the audit committee IF
             XX% or more of directors serving on the audit committee are not independent.

   1000-14   WITHHOLD votes from ANY non-independent nominee who serves on the compensation committee IF 25% or more of directors serving on the compensation committee are not independent.

   1000-15   WITHHOLD votes from ANY non-independent nominee who serves on the nominating committee
             IF XX% or more of directors serving on the nominating committee are not independent.

   1000-16   WITHHOLD votes from ANY nominee who serves on the audit committee IF the fees paid by the company for non-audit services in the prior fiscal year exceed XX% of the aggregate fees paid to the company's outside auditor.

   1000-17   WITHHOLD votes from ANY nominee who is retired from active employment and serves on boards at more than 3 other major companies.

   1000-18   WITHHOLD votes from ANY nominee who is employed full-time and serves on boards at more than 2 other major companies.


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
   1000-19   WITHHOLD votes from ANY nominee who attended less than 75% of the board and committee
             meetings that they were scheduled to attend during the previous fiscal year.              /X/

   1000-20   WITHHOLD votes from ANY nominee who has served on the board for more than XX years.

   1000-21   WITHHOLD votes from ANY nominee who owns no company stock and has served on the board for more than XX years.

   1000-22   WITHHOLD votes from ANY nominee who is more than XX years old.

   1000-23   WITHHOLD votes from ANY shareholder-nominated nominee.

   1000-24   WITHHOLD votes from ANY nominee who is the target of a "vote no" campaign.

   1000-25   WITHHOLD votes from ANY nominee if the company does not ask for shareholder approval to ratify its auditors.

    CONTESTED ELECTION OF DIRECTORS (1001)

   1001-1    Always vote FOR all management nominees.                                                  /X/

   1001-2    Always vote AGAINST all management nominees.

    RATIFY SELECTION OF AUDITORS (1010)

   1010-1    Always vote FOR a management proposal to ratify the board's selection of auditors.

   1010-2    Vote AGAINST IF the previous auditor was dismissed because of a disagreement with the
             company.                                                                                  /X/

   1010-3    Vote AGAINST IF the non-audit services exceed XX% of fees.

   1010-4    Vote AGAINST IF the auditors have served more than XX consecutive years.

    APPROVE NAME CHANGE (1020)

   1020-1    Always vote FOR a management proposal to change the company name.                         /X/

   1020-2    Always vote AGAINST a management proposal to change the company name.

    APPROVE OTHER BUSINESS (1030)

   1030-1    Always vote FOR a management proposal to approve other business.                          /X/

   1030-2    Always vote AGAINST a management proposal to approve other business.

    ADJOURN MEETING (1035)

   1035-1    Always vote FOR a management proposal to adjourn the meeting.                             /X/

   1035-2    Always vote AGAINST a management proposal to adjourn the meeting.

    APPROVE TECHNICAL AMENDMENTS (1040)

   1040-1    Always vote FOR a management proposal to make technical amendments to the charter
             and/or bylaws.                                                                            /X/

   1040-2    Always vote AGAINST a management proposal to make technical amendments to the charter and/or bylaws.

    APPROVE FINANCIAL STATEMENTS (1050)

   1050-1    Always vote FOR a management proposal to approve financial statements.                    /X/

   1050-2    Always vote AGAINST a management proposal to approve financial statements.

    INCREASE AUTHORIZED COMMON STOCK (1100)

   1100-1    Always vote FOR a management proposal to increase authorized common stock.

   1100-2    Always vote AGAINST a management proposal to increase authorized common stock.

   1100-3    Vote AGAINST IF the increase is NOT intended to effect a merger, stock split, recapitalization or other reorganization.

   1100-4    Vote AGAINST IF the dilution represents more than 10% of current authorized shares.       /X/

    DECREASE AUTHORIZED COMMON STOCK (1101)

   1101-1    Always vote FOR a management proposal to decrease authorized common stock.                /X/

   1101-2    Always vote AGAINST a management proposal to decrease authorized common stock.

    AMEND AUTHORIZED COMMON STOCK (1102)

   1102-1    Always vote FOR a management proposal to amend authorized common stock.

   1102-2    Always vote AGAINST a management proposal to amend authorized common stock.               /X/

    APPROVE COMMON STOCK ISSUANCE (1103)

   1103-1    Always vote FOR a management proposal to approve the issuance of authorized common stock.

   1103-2    Always vote AGAINST a management proposal to approve the issuance of authorized common
             stock.                                                                                    /X/

   1103-3    Vote AGAINST IF the dilution represents more than XX% of current outstanding voting power before the stock issuance.

   1103-4    Vote AGAINST IF the stock would be issued at a discount to the fair market value.

   1103-5    Vote AGAINST IF the issued common stock has superior voting rights.

    APPROVE ISSUANCE OR EXERCISE OF STOCK WARRANTS (1104)

   1104-1    Always vote FOR a management proposal to approve the issuance or exercise of stock warrants.

   1104-2    Always vote AGAINST a management proposal to approve the issuance or exercise of stock
             warrants.                                                                                 /X/

   1104-3    Vote AGAINST IF the warrants, when exercised, would exceed XX% of the outstanding voting power.

    AUTHORIZE PREFERRED STOCK (1110)

   1110-1    Always vote FOR a management proposal to authorize preferred stock.

   1110-2    Always vote AGAINST a management proposal to authorize preferred stock.                   /X/

   1110-3    Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

    INCREASE AUTHORIZED PREFERRED STOCK (1111)

   1111-1    Always vote FOR a management proposal to increase authorized preferred stock.

   1111-2    Always vote AGAINST a management proposal to increase authorized preferred stock.         /X/

   1111-3    Vote AGAINST IF the proposed increase creates potential dilution of more than XX%.

   1111-4    Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

    DECREASE AUTHORIZED PREFERRED STOCK (1112)

   1112-1    Always vote FOR a management proposal to decrease authorized preferred stock.             /X/

   1112-2    Always vote AGAINST a management proposal to decrease authorized preferred stock.

    CANCEL SERIES OF PREFERRED STOCK (1113)

   1113-1    Always vote FOR a management proposal to cancel a class or series of preferred stock.     /X/

   1113-2    Always vote AGAINST a management proposal to cancel a class or series of preferred stock.

    AMEND AUTHORIZED PREFERRED STOCK (1114)

   1114-1    Always vote FOR a management proposal to amend preferred stock.

   1114-2    Always vote AGAINST a management proposal to amend preferred stock.                       /X/

    APPROVE ISSUANCE OR CONVERSION OF PREFERRED STOCK (1115)

   1115-1    Always vote FOR a management proposal to issue or convert preferred stock.

   1115-2    Always vote AGAINST a management proposal to issue or convert preferred stock.            /X/

   1115-3    Vote AGAINST IF the dilution represents more than XX% of the total voting power.

   1115-4    Vote AGAINST IF the shares have voting rights superior to those of other shareholders.

    ELIMINATE PREEMPTIVE RIGHTS (1120)

   1120-1    Always vote FOR a management proposal to eliminate preemptive rights.                     /X/

   1120-2    Always vote AGAINST a management proposal to eliminate preemptive rights.

    RESTORE PREEMPTIVE RIGHTS (1121)

   1121-1    Always vote FOR a management proposal to create or restore preemptive rights.

   1121-2    Always vote AGAINST a management proposal to create or restore preemptive rights.         /X/

    AUTHORIZE DUAL CLASS STOCK (1130)

   1130-1    Always vote FOR a management proposal to authorize dual or multiple classes of common stock.

   1130-2    Always vote AGAINST a management proposal to authorize dual or multiple classes of
             common stock.                                                                             /X/

   1130-3    Vote AGAINST IF the shares have inferior or superior voting rights.

    ELIMINATE DUAL CLASS STOCK (1131)

   1131-1    Always vote FOR a management proposal to eliminate authorized dual or multiple classes
             of common stock.                                                                          /X/

   1131-2    Always vote AGAINST a management proposal to eliminate authorized dual or multiple classes of common stock.

    AMEND DUAL CLASS STOCK (1132)

   1132-1    Always vote FOR a management proposal to amend authorized dual or multiple classes of common stock.

   1132-2    Always vote AGAINST a management proposal to amend authorized dual or multiple classes
             of common stock.                                                                          /X/

    INCREASE AUTHORIZED DUAL CLASS STOCK (1133)

   1133-1    Always vote FOR a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.

   1133-2    Always vote AGAINST a management proposal to increase authorized shares of one or more
             classes of dual or multiple class common stock.                                           /X/

   1133-3    Vote AGAINST IF it will allow the company to issue additional shares with superior voting rights.

   1133-4    Vote AGAINST IF the dilution is more than XX% of the outstanding voting power.

   1133-5    Vote AGAINST IF the dilution is more than XX% of the class of stock.

    APPROVE SHARE REPURCHASE (1140)

   1140-1    Always vote FOR a management proposal to approve a stock repurchase program.              /X/

   1140-2    Always vote AGAINST a management proposal to approve a stock repurchase program.

    APPROVE STOCK SPLIT (1150)

   1150-1    Always vote FOR a management proposal to approve a stock split.                           /X/

   1150-2    Always vote AGAINST a management proposal to approve a stock split.

    APPROVE REVERSE STOCK SPLIT (1151)

   1151-1    Always vote FOR a management proposal to approve reverse a stock split.                   /X/

   1151-2    Always vote AGAINST a management proposal to approve reverse a stock split.

   1151-3    Vote AGAINST IF the company does not intend to proportionally reduce the number of authorized shares.

    APPROVE MERGER/ACQUISITION (1200)

   1200-1    Always vote FOR a management proposal to merge with or acquire another company.           /X/

   1200-2    Always vote AGAINST a management proposal to merge with or acquire another company.

   1200-3    Vote AGAINST IF the combined entity would be controlled by a person or group.

   1200-4    Vote AGAINST IF the change-in-control provision would be triggered.

   1200-5    Vote AGAINST IF the current shareholders would be minority owners of the combined company.

   1200-6    Vote AGAINST IF the combined entity would reincorporate or change its governance structure.

   1200-7    Vote AGAINST IF the company's board did not obtain a fairness opinion from an investment bank.

   1200-8    Vote AGAINST IF the proposal would move the target company's location outside of the
             U.S.

    APPROVE RECAPITALIZATION (1209)

   1209-1    Always vote FOR a management proposal to approve recapitalization.                        /X/

   1209-2    Always vote AGAINST a management proposal to approve recapitalization.

    APPROVE RESTRUCTURING (1210)

   1210-1    Always vote FOR a management proposal to restructure the company.                         /X/

   1210-2    Always vote AGAINST a management proposal to restructure the company.

    APPROVE BANKRUPTCY RESTRUCTURING (1211)

   1211-1    Always vote FOR a management proposal on bankruptcy restructurings.                       /X/

   1211-2    Always vote AGAINST a management proposal on bankruptcy restructurings.

    APPROVE LIQUIDATION (1212)

   1212-1    Always vote FOR a management proposal to approve liquidation.

   1212-2    Always vote AGAINST a management proposal to approve liquidation.                         /X/

    APPROVE REINCORPORATION (1220)

   1220-1    Always vote FOR a management proposal to reincorporate in a different state.

   1220-2    Always vote AGAINST a management proposal to reincorporate in a different state.

   1220-3    Vote AGAINST IF the proposal would reduce shareholder rights.                             /X/

   1220-4    Vote AGAINST IF the proposal would move the target company's location outside of the
             U.S.

    APPROVE LEVERAGED BUYOUT (1230)

   1230-1    Always vote FOR a management proposal to approve a leveraged buyout of the company.

   1230-2    Always vote AGAINST a management proposal to approve a leveraged buyout of the company.   /X/

   1230-3    Vote AGAINST IF the company's board did not obtain a fairness opinion from an investment bank.

    APPROVE SPIN-OFF (1240)

   1240-1    Always vote FOR a management proposal to spin-off certain company operations or
             divisions.                                                                                /X/

   1240-2    Always vote AGAINST a management proposal to spin-off certain company operations or divisions.

    APPROVE SALE OF ASSETS (1250)

   1250-1    Always vote FOR a management proposal to approve the sale of assets.                      /X/

   1250-2    Always vote AGAINST a management proposal to approve the sale of assets.

    ELIMINATE CUMULATIVE VOTING (1300)

   1300-1    Always vote FOR a management proposal to eliminate cumulative voting.                     /X/

   1300-2    Always vote AGAINST a management proposal to eliminate cumulative voting.

    ADOPT CUMULATIVE VOTING (1301)

   1301-1    Always vote FOR a management proposal to adopt cumulative voting.

   1301-2    Always vote AGAINST a management proposal to adopt cumulative voting.                     /X/

    ADOPT DIRECTOR LIABILITY PROVISION (1310)

   1310-1    Always vote FOR a management proposal to limit the liability of directors.

   1310-2    Always vote AGAINST a management proposal to limit the liability of directors.            /X/

    AMEND DIRECTOR LIABILITY PROVISION (1311)

   1311-1    Always vote FOR a management proposal to amend director liability provisions.

   1311-2    Always vote AGAINST a management proposal to amend director liability provisions.         /X/

    ADOPT INDEMNIFICATION PROVISION (1320)

   1320-1    Always vote FOR a management proposal to indemnify directors and officers.

   1320-2    Always vote AGAINST a management proposal to indemnify directors and officers.            /X/

    AMEND INDEMNIFICATION PROVISION (1321)

   1321-1    Always vote FOR a management proposal to amend provisions concerning the indemnification of directors and officers.

   1321-2    Always vote AGAINST a management proposal to amend provisions concerning the
             indemnification of directors and officers.                                                /X/

    APPROVE BOARD SIZE (1332)

   1332-1    Always vote FOR a management proposal to set the board size.

   1332-2    Always vote AGAINST a management proposal to set the board size.

   1332-3    Vote AGAINST IF the proposal reduces the board size and the company has cumulative voting.

   1332-4    Vote AGAINST IF the proposed maximum board size is greater than 15 directors.             /X/

   1332-5    Vote AGAINST IF the proposed minimum board size is less than XX directors.

   1332-6    Vote AGAINST IF the board will consist of more than XX directors.

   1332-7    Vote AGAINST IF the board will consist of fewer than XX directors.

    NO SHAREHOLDER APPROVAL TO FILL VACANCY (1340)

   1340-1    Always vote FOR a management proposal to allow the directors to fill vacancies on the
             board without shareholder approval.                                                       /X/

   1340-2    Always vote AGAINST a management proposal to allow the directors to fill vacancies on the board without shareholder approval.

    GIVE BOARD AUTHORITY TO SET BOARD SIZE (1341)

   1341-1    Always vote FOR a management proposal to give the board the authority to set the size
             of the board as needed without shareholder approval.                                      /X/

   1341-2    Always vote AGAINST a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.

    REMOVAL OF DIRECTORS (1342)

   1342-1    Always vote FOR a management proposal regarding the removal of directors.                 /X/

   1342-2    Always vote AGAINST a management proposal regarding the removal of directors.

   1342-3    Vote AGAINST IF the proposal limits the removal of directors to cases where there is legal cause.

   1342-4    Vote AGAINST IF the proposal would allow for the removal of directors without cause.

    APPROVE NON-TECHNICAL CHARTER AMENDMENTS (1350)

   1350-1    Always vote FOR a management proposal to approve non-technical amendments to the company's certificate of incorporation.

   1350-2    Always vote AGAINST a management proposal to approve non-technical amendments to the company's certificate of incorporation.

   1350-3    Vote AGAINST IF an amendment would have the effect of reducing shareholders' rights.      /X/

    APPROVE NON-TECHNICAL BYLAW AMENDMENTS (1351)

   1351-1    Always vote FOR a management proposal to approve non-technical amendments to the company's bylaws.

   1351-2    Always vote AGAINST a management proposal to approve non-technical amendments to the company's bylaws.

   1351-3    Vote AGAINST IF an amendment would have the effect of reducing shareholders' rights.      /X/

    APPROVE CLASSIFIED BOARD (1400)

   1400-1    Always vote FOR a management proposal to adopt a classified board.                        /X/

   1400-2    Always vote AGAINST a management proposal to adopt a classified board.

   1400-3    Vote AGAINST IF the company has cumulative voting.

   1400-4    Vote AGAINST IF the company has adopted a shareholder rights plan (poison pill).

    AMEND CLASSIFIED BOARD (1401)

   1401-1    Always vote FOR a management proposal to amend a classified board.                        /X/

   1401-2    Always vote AGAINST a management proposal to amend a classified board.

    REPEAL CLASSIFIED BOARD (1402)

   1402-1    Always vote FOR a management proposal to repeal a classified board.                       /X/

   1402-2    Always vote AGAINST a management proposal to repeal a classified board.

    ADOPT POISON PILL (1410)

   1410-1    Always vote FOR a management proposal to ratify or adopt a shareholder rights plan
             (poison pill).

   1410-2    Always vote AGAINST a management proposal to ratify or adopt a shareholder rights plan
             (poison pill).                                                                            /X/

   1410-3    Vote AGAINST IF the poison pill contains a "dead-hand" provision.

   1410-4    Vote AGAINST IF the company has a classified board.

   1410-5    Vote AGAINST IF the poison pill does not have a "sunset" provision.

   1410-6    Vote AGAINST IF the poison pill does not have a TIDE provision. (Three-Year Independent
             Director Evaluation.)

   1410-7    Vote AGAINST IF the poison pill trigger is less than XX%.

    REDEEM POISON PILL (1411)

   1411-1    Always vote FOR a management proposal to redeem a shareholder rights plan (poison pill).

   1411-2    Always vote AGAINST a management proposal to redeem a shareholder rights plan (poison
             pill).                                                                                    /X/

    ELIMINATE SPECIAL MEETING (1420)

   1420-1    Always vote FOR a management proposal to eliminate shareholders' right to call a special meeting.

   1420-2    Always vote AGAINST a management proposal to eliminate shareholders' right to call a
             special meeting.                                                                          /X/

    LIMIT SPECIAL MEETING (1421)

   1421-1    Always vote FOR a management proposal to limit shareholders' right to call a special meeting.

   1421-2    Always vote AGAINST a management proposal to limit shareholders' right to call a
             special meeting.                                                                          /X/

   1421-3    Vote AGAINST IF the limitation requires more than XX% of the outstanding shares to call a special meeting.

    RESTORE SPECIAL MEETING (1422)

   1422-1    Always vote FOR a management proposal to restore shareholders' right to call a special
             meeting.                                                                                  /X/

   1422-2    Always vote AGAINST a management proposal to restore shareholders' right to call a special meeting.

    ELIMINATE WRITTEN CONSENT (1430)

   1430-1    Always vote FOR a management proposal to eliminate shareholders' right to act by written consent.

   1430-2    Always vote AGAINST a management proposal to eliminate shareholders' right to act by
             written consent.                                                                          /X/

    LIMIT WRITTEN CONSENT (1431)

   1431-1    Always vote FOR a management proposal to limit shareholders' right to act by written consent.

   1431-2    Always vote AGAINST a management proposal to limit shareholders' right to act by
             written consent.                                                                          /X/

   1431-3    Vote AGAINST IF the limitation requires written consent of more than XX% of the outstanding shares.

    RESTORE WRITTEN CONSENT (1432)

   1432-1    Always vote FOR a management proposal to restore shareholders' right to act by written
             consent.                                                                                  /X/

   1432-2    Always vote AGAINST a management proposal to restore shareholders' right to act by written consent.

    ADOPT SUPERMAJORITY REQUIREMENT (1440)

   1440-1    Always vote FOR a management proposal to establish a supermajority vote provision to
             approve merger or other business combination.                                             /X/

   1440-2    Always vote AGAINST a management proposal to establish a supermajority vote provision to approve merger or other business combination.

   1440-3    Vote AGAINST IF the required vote is more than XX% of the outstanding shares.

    AMEND SUPERMAJORITY REQUIREMENT (1443)

   1443-1    Always vote FOR a management proposal to amend a supermajority vote provision to
             approve merger or other business combination.                                             /X/

   1443-2    Always vote AGAINST a management proposal to amend a supermajority vote provision to approve a merger or other business combination.

   1443-3    Vote AGAINST IF the amendment would increase the vote required to approve the transaction.

   1443-4    Vote AGAINST IF the amendment increases the vote requirement to more than XX% of the outstanding shares.

    ELIMINATE SUPERMAJORITY REQUIREMENT (1444)

   1444-1    Always vote FOR a management proposal to eliminate a supermajority vote provision to
             approve merger or other business combination.                                             /X/

   1444-2    Always vote AGAINST a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.

    ADOPT SUPERMAJORITY LOCK-IN (1445)

   1445-1    Always vote FOR a management proposal to adopt supermajority vote requirements
             (lock-ins) to change certain bylaw or charter provisions.                                 /X/

   1445-2    Always vote AGAINST a management proposal to adopt supermajority vote requirements
             (lock-ins) to change certain bylaw or charter provisions.

   1445-3    Vote AGAINST IF the vote requirement is more than XX% of the outstanding shares.

   1445-4    Vote AGAINST IF the proposal would result in establishing a complete Lock-In on all of the charter and bylaw provisions.

    AMEND SUPERMAJORITY LOCK-IN (1446)

   1446-1    Always vote FOR a management proposal to amend supermajority vote requirements
             (lock-ins) to change certain bylaw or charter provisions.                                 /X/

   1446-2    Always vote AGAINST a management proposal to amend supermajority vote requirements
             (lock-ins) to change certain bylaw or charter provisions.

   1446-3    Vote AGAINST IF the changes would increase the vote requirement above XX% of the outstanding shares.

   1446-4    Vote AGAINST IF the changes would result in a complete Lock-In on all of the charter and bylaw provisions.

    ELIMINATE SUPERMAJORITY LOCK-IN (1447)

   1447-1    Always vote FOR a management proposal to eliminate supermajority vote requirements
             (lock-ins) to change certain bylaw or charter provisions.                                 /X/

   1447-2    Always vote AGAINST a management proposal to eliminate supermajority vote requirements
             (lock-ins) to change certain bylaw or charter provisions.

    CONSIDER NON-FINANCIAL EFFECTS OF MERGER (1450)

   1450-1    Always vote FOR a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.

   1450-2    Always vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in
             assessing a takeover bid.                                                                 /X/

    ADOPT FAIR PRICE PROVISION (1460)

   1460-1    Always vote FOR a management proposal that establishes a fair price provision.            /X/

   1460-2    Always vote AGAINST a management proposal that establishes a fair price provision.

    AMEND FAIR PRICE PROVISION (1461)

   1461-1    Always vote FOR a management proposal to amend a fair price provision.                    /X/

   1461-2    Always vote AGAINST a management proposal to amend a fair price provision.

    REPEAL FAIR PRICE PROVISION (1462)

   1462-1    Always vote FOR a management proposal to repeal a fair price provision.                   /X/

   1462-2    Always vote AGAINST a management proposal to repeal a fair price provision.

    ADOPT ANTI-GREENMAIL PROVISION (1470)


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
   1470-1    Always vote FOR a management proposal to limit the payment of greenmail.                  /X/

   1470-2    Always vote AGAINST a management proposal to limit the payment of greenmail.

    ADOPT ADVANCE NOTICE REQUIREMENT (1480)

   1480-1    Always vote FOR a management proposal to adopt advance notice requirements.               /X/

   1480-2    Always vote AGAINST a management proposal to adopt advance notice requirements.

   1480-3    Vote AGAINST IF the provision requires advance notice for director nominations.

   1480-4    Vote AGAINST IF the provision requires advance notice of more than XX days.

    OPT OUT OF STATE TAKEOVER LAW (1490)

   1490-1    Always vote FOR a management proposal seeking to opt out of a state takeover statutory
             provision.                                                                                /X/

   1490-2    Always vote AGAINST a management proposal seeking to opt out of a state takeover statutory provision.

    OPT INTO STATE TAKEOVER LAW (1491)

   1491-1    Always vote FOR a management proposal seeking to opt into a state takeover statutory
             provision.                                                                                /X/

   1491-2    Always vote AGAINST a management proposal seeking to opt into a state takeover statutory provision.

    ADOPT STOCK INCENTIVE PLAN (1500)

   1500-1    Always vote FOR a management proposal to adopt a stock incentive plan for employees.

   1500-2    Always vote AGAINST a management proposal to adopt a stock incentive plan for employees.

   1500-3    Vote AGAINST IF the dilution represented by the proposal, as calculated by IRRC, is
             more than 10%.                                                                            /X/

   1500-4    Vote AGAINST IF potential dilution from all company plans, including this proposal, as
             calculated by IRRC, is more than 10%.                                                     /X/

   1500-5    Vote AGAINST IF the non-employee directors are eligible to receive awards under the
             plan.                                                                                     /X/

   1500-6    Vote AGAINST IF the compensation committee is not fully independent.

   1500-7    Vote AGAINST IF the plan allows the plan administrators to reprice or replace
             underwater options.                                                                       /X/

   1500-8    Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on the grant date.

   1500-9    Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) - that is,
             it adds a specified number or percentage of outstanding shares for awards each year.      /X/

   1500-10   Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as award other than options.

   1500-11   Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.

   1500-12   Vote AGAINST IF the company's equity dilution (overhang), including this proposal,
             exceeds the 75th percentile of its peer group.                                            /X/

   1500-13   Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.

   1500-14   Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.

   1500-15   Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the
             vesting requirements of outstanding awards.                                               /X/

   1500-16   Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock
             options.                                                                                  /X/

   1500-17   Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.

   1500-18   Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year
             exceed 30% of total options granted in that year.                                         /X/

   1500-19   Vote AGAINST IF the company's three-year average annual grant rate exceeds the 75th
             percentile of its peer group.                                                             /X/

   1500-20   Vote AGAINST IF the company does not expense stock options.                               /X/

   1500-21   Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.

   1500-22   Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

    AMEND STOCK INCENTIVE PLAN (1501)

   1501-1    Always vote FOR a management proposal to amend a stock incentive plan for employees.

   1501-2    Always vote AGAINST a management proposal to amend a stock incentive plan for employees.

   1501-3    Vote AGAINST IF the amendment allows options to be priced at less than 85% fair market
             value on the grant date.                                                                  /X/

   1501-4    Vote AGAINST IF the amendment allows the plan administrator to reprice or replace
             underwater options.                                                                       /X/

   1501-5    Vote AGAINST IF the amendment extends post-retirement exercise period of outstanding
             options.                                                                                  /X/

   1501-6    Vote AGAINST IF the amendment enhances existing change-in-control features or adds
             change-in-control provisions to the plan.                                                 /X/

   1501-7    Vote AGAINST IF the amendment adds time-lapsing restricted stock awards that fully vest in less than XX years.

   1501-8    Vote AGAINST IF the amendment increases the per employee limit for awards.                /X/

   1501-9    Vote AGAINST IF the amendment allows for multiple awards and does not set a limit on
             the number of shares that can be granted as awards other than options.                    /X/

   1501-10   Vote AGAINST IF potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than XX%.

    ADD SHARES TO STOCK INCENTIVE PLAN (1502)

   1502-1    Always vote FOR a management proposal to add shares to a stock incentive plan for employees.

   1502-2    Always vote AGAINST a management proposal to add shares to a stock incentive plan for employees.

   1502-3    Vote AGAINST IF the dilution represented by the proposal, as calculated by IRRC, is
             more than 5%.                                                                             /X/

   1502-4    Vote AGAINST IF the potential dilution from all company plans, including this proposal,
             as calculated by IRRC, is more than 10%.                                                  /X/

   1502-5    Vote AGAINST IF the non-employee directors are eligible to receive awards under the
             plan.                                                                                     /X/

   1502-6    Vote AGAINST IF the compensation committee is not fully independent.

   1502-7    Vote AGAINST IF the plan allows the plan administrators to reprice or replace
             underwater options.                                                                       /X/

   1502-8    Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of
             the fair market value on the grant date.                                                  /X/

   1502-9    Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) - that is,
             it adds a specified number or percentage of outstanding shares for award each year.       /X/

   1502-10   Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the
             number of shares that can be granted as awards other than options.                        /X/

   1502-11   Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.

   1502-12   Vote AGAINST IF the company's equity dilution (overhang), including this proposal,
             exceeds the 75th percentile of its peer group.                                            /X/

   1502-13   Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.

   1502-14   Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.

   1502-15   Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the
             vesting requirements of outstanding awards.                                               /X/

   1502-16   Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock
             options.                                                                                  /X/

   1502-17   Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.

   1502-18   Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year
             exceed 30% of total options granted in that year.                                         /X/

   1502-19   Vote AGAINST IF the company's three-year average annual grant rate exceeds the 75th
             percentile of its peer group.                                                             /X/

   1502-20   Vote AGAINST IF the company does not expense stock options.

   1500-21   Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.

   1500-22   Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

    LIMIT PER-EMPLOYEE AWARDS (1503)

   1503-1    Always vote FOR a management proposal to limit per-employee annual option awards.

   1503-2    Always vote AGAINST a management proposal to limit per-employee annual option awards.

   1503-3    Vote AGAINST IF the per-employee limit is more than 50,000 shares per year.               /X/

   1503-4    Vote AGAINST IF the aggregate per-employee limit is more than 1,000,000 shares over the
             life of the plan.                                                                         /X/

    EXTEND TERM OF STOCK INCENTIVE PLAN (1505)

   1505-1    Always vote FOR a management proposal to extend the term of a stock incentive plan for employees.

   1505-2    Always vote AGAINST a management proposal to extend the term of a stock incentive plan for employees.

   1505-3    Vote AGAINST IF the non-employee directors are eligible to receive awards under the
             plan.                                                                                     /X/

   1505-4    Vote AGAINST IF the potential dilution from all company plans, as calculated by IRRC,
             is more than 10%.                                                                         /X/

   1505-5    Vote AGAINST IF the compensation committee is not fully independent.

   1505-6    Vote AGAINST IF the plan allows the plan administrators to reprice or replace
             underwater options.                                                                       /X/

   1505-7    Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of
             the fair market value on the grant date.                                                  /X/

   1505-8    Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the
             number of shares that can be granted as awards other than options.                        /X/

   1505-9    Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.

   1505-10   Vote AGAINST IF the company's equity dilution (overhang), including this proposal,
             exceeds the 75th percentile of its peer group.                                            /X/

   1505-11   Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.

   1505-12   Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.

   1505-13   Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the
             vesting requirements of outstanding awards.                                               /X/

   1505-14   Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock
             options.                                                                                  /X/

   1505-15   Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.

   1505-16   Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed XX% of the options granted in the past fiscal year.

   1505-17   Vote AGAINST IF the company's three-year average annual grant rate exceeds the 75th
             percentile of its peer group.                                                             /X/

   1505-18   Vote AGAINST IF the company does not expense stock options.

   1505-19   Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.

   1505-20   Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

    ADOPT DIRECTOR STOCK INCENTIVE PLAN (1510)

   1510-1    Always vote FOR a management proposal to adopt a stock incentive plan for non-employee directors.

   1510-2    Always vote AGAINST a management proposal to adopt a stock incentive plan for
             non-employee directors.                                                                   /X/

   1510-3    Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on grant date.

   1510-4    Vote AGAINST IF the dilution represented by the proposal, as calculated by IRRC, is more than XX%.

   1510-5    Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than XX%.

   1510-6    Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.

   1510-7    Vote AGAINST IF the proposed plan allows for non-formula, discretionary awards.

   1510-8    Vote AGAINST IF the plan includes an incentive to receive shares instead of cash.

   1510-9    Vote AGAINST IF the company's equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.

   1510-10   Vote AGAINST IF the company does not expense stock options.

   1510-11   Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

   1510-12   Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.

   1510-13   Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.

    AMEND DIRECTOR STOCK INCENTIVE PLAN (1511)

   1511-1    Always vote FOR a management proposal to amend a stock incentive plan for non-employee directors.

   1511-2    Always vote AGAINST a management proposal to amend a stock incentive plan for
             non-employee directors.                                                                   /X/

   1511-3    Vote AGAINST IF the amendment increases the size of the option awards.

   1511-4    Vote AGAINST IF the amendment would make the plan an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.

   1511-5    Vote AGAINST IF the amendment would permit the granting of non-formula, discretionary awards.

   1511-6    Vote AGAINST IF the amendment would provide an incentive to receive shares instead of cash.

   1511-7    Vote AGAINST IF the amendment adds time-lapsing restricted stock awards that fully vest in less than XX years.

   1511-8    Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than XX%.

    ADD SHARES TO DIRECTOR STOCK INCENTIVE PLAN (1512)

   1512-1    Always vote FOR a management proposal to add shares to a stock incentive plan for non-employee directors.

   1512-2    Always vote AGAINST a management proposal to add shares to a stock incentive plan for
             non-employee directors.                                                                   /X/

   1512-3    Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of fair market value on the grant date.

   1512-4    Vote AGAINST IF the dilution represented by the proposal, as calculated by IRRC, is more than XX%.

   1512-5    Vote AGAINST IF the potential dilution of all plans, including this proposal, as calculated by IRRC, is more than XX%.

   1512-6    Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.

   1512-7    Vote AGAINST IF the proposed plan allows for non-formula, discretionary awards.

   1512-8    Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.

   1512-9    Vote AGAINST IF the company's equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.

   1512-10   Vote AGAINST IF the company does not expense stock options

   1512-11   Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

   1512-12   Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.

   1512-13   Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.

    ADOPT EMPLOYEE STOCK PURCHASE PLAN (1520)

   1520-1    Always vote FOR a management proposal to adopt an employee stock purchase plan.

   1520-2    Always vote AGAINST a management proposal to adopt an employee stock purchase plan.

   1520-3    Vote AGAINST IF the proposed plan allows employees to purchase stock at less than 95%
             of the stock's fair market value.                                                         /X/

   1520-4    Vote AGAINST IF the equity dilution represented by the proposed plan, as calculated by
             IRRC, is more than XX%.

   1520-5    Vote AGAINST IF the potential dilution of all plans, including this proposal, as calculated by IRRC, is more than XX%.

    AMEND EMPLOYEE STOCK PURCHASE PLAN (1521)

   1521-1    Always vote FOR a management proposal to amend an employee stock purchase plan.

   1521-2    Always vote AGAINST a management proposal to amend an employee stock purchase plan.

   1521-3    Vote AGAINST IF the proposal allows employees to purchase stock at prices of less than
             95% of the stock's fair market value.                                                     /X/

    ADD SHARES TO EMPLOYEE STOCK PURCHASE PLAN (1522)

   1522-1    Always vote FOR a management proposal to add shares to an employee stock purchase plan.

   1522-2    Always vote AGAINST a management proposal to add shares to an employee stock purchase plan.

   1522-3    Vote AGAINST IF the proposed plan allows employees to purchase stock at less than 95%
             of the stock's fair market value.                                                         /X/

   1522-4    Vote AGAINST IF the equity dilution represented by this proposal is more than XX% of the outstanding common equity.

   1522-5    Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by IRRC, is more than XX%.

    ADOPT STOCK AWARD PLAN (1530)

   1530-1    Always vote FOR a management proposal to adopt a stock award plan.

   1530-2    Always vote AGAINST a management proposal to adopt a stock award plan.                    /X/

   1530-3    Vote AGAINST IF the plan allows for time-lapsing restricted stock awards that fully vest in less than XX years.

   1530-4    Vote AGAINST IF the dilution represented by this proposal, as calculated by IRRC, is more than XX%.

   1530-5    Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by IRRC (overhang), is more than XX%.

   1530-6    Vote AGAINST IF the equity overhang, including this proposal, exceeds the 75th percentile of the company's peer group.

    AMEND STOCK AWARD PLAN (1531)

   1531-1    Always vote FOR a management proposal to amend a stock award plan.

   1531-2    Always vote AGAINST a management proposal to amend a stock award plan.                    /X/

   1531-3    Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.

   1531-4    Vote AGAINST IF the amendment increases the per-employee limit for awards.

   1531-5    Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by IRRC (overhang), is more than XX%.

    ADD SHARES TO STOCK AWARD PLAN (1532)

   1532-1    Always vote FOR a management proposal to add shares to a stock award plan.

   1532-2    Always vote AGAINST a management proposal to add shares to a stock award plan.            /X/

   1532-3    Vote AGAINST IF the plan allows for time-lapsing restricted stock awards that fully vest in less than XX years.

   1532-4    Vote AGAINST IF the equity dilution represented by this proposal, as calculated by
             IRRC, is more than XX%.

   1532-5    Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by IRRC (overhang), is more than XX%.

   1532-6    Vote AGAINST IF the equity overhang, including this proposal, exceeds the 75th percentile of its peer group.

    ADOPT DIRECTOR STOCK AWARD PLAN (1540)

   1540-1    Always vote FOR a management proposal to adopt a stock award plan for non-employee directors.

   1540-2    Always vote AGAINST a management proposal to adopt a stock award plan for non-employee
             directors.                                                                                /X/

   1540-3    Vote AGAINST IF the plan allows for time-lapsing restricted stock that fully vest in less than XX years.

   1540-4    Vote AGAINST IF the dilution represented by this proposal, as calculated by IRRC, is more than XX%.

   1540-5    Vote AGAINST IF the potential dilution from all plans (including this proposal), as calculated by IRRC, is more than XX%.

   1540-6    Vote AGAINST IF the proposed plan would permit the granting of non-formula, discretionary awards.

   1540-7    Vote AGAINST IF the plan would provide an incentive to receive shares instead of cash.

    AMEND DIRECTOR STOCK AWARD PLAN (1541)

   1541-1    Always vote FOR a management proposal to amend a stock award plan for non-employee directors.

   1541-2    Always vote AGAINST a management proposal to amend a stock award plan for non-employee
             directors.                                                                                /X/

   1541-3    Vote AGAINST IF the amendment increases the award size.

   1541-4    Vote AGAINST IF the amendment adds time-lapsing restricted stock that vest in less than
             XX years.

   1541-5    Vote AGAINST IF the amendment would permit the granting of non-formula, discretionary awards.

   1541-6    Vote AGAINST IF the proposed amendment would include an incentive to receive shares instead of cash.

   1541-7    Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by IRRC (overhang), is more than XX%.

    ADD SHARES TO DIRECTOR STOCK AWARD PLAN (1542)

   1542-1    Always vote FOR a management proposal to add shares to a stock award plan for non-employee directors.

   1542-2    Always vote AGAINST a management proposal to add shares to a stock award plan for
             non-employee directors.                                                                   /X/

   1542-3    Vote AGAINST IF the plan allows for time-lapsing restricted stock that fully vest in less than XX years.

   1542-4    Vote AGAINST IF the dilution represented by this proposal, as calculated by IRRC, is more than XX%.

   1542-5    Vote AGAINST IF the potential dilution from all plans (including this proposal), as calculated by IRRC, is more than XX%.

   1542-6    Vote AGAINST IF the proposed plan would permit the granting of non-formula, discretionary awards.

   1542-7    Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.

    APPROVE ANNUAL BONUS PLAN (1560)

   1560-1    Always vote FOR a management proposal to approve an annual bonus plan.                    /X/

   1560-2    Always vote AGAINST a management proposal to approve an annual bonus plan.

   1560-3    Vote AGAINST IF the maximum per-employee payout is not disclosed.

   1560-4    Vote AGAINST IF the maximum per-employee bonus payable is more than XX% of the participant's base salary.

   1560-5    Vote AGAINST IF the maximum per-employee bonus payable is more than $XX.

   1560-6    Vote AGAINST IF the performance criteria is not disclosed.

    APPROVE SAVINGS PLAN (1561)

   1561-1    Always vote FOR a management proposal to adopt a savings plan.                            /X/

   1561-2    Always vote AGAINST a management proposal to adopt a savings plan.

    APPROVE OPTION/STOCK AWARDS (1562)

   1562-1    Always vote FOR a management proposal to grant a one-time option or stock award.

   1562-2    Always vote AGAINST a management proposal to grant a one-time option or stock award.      /X/

   1562-3    Vote AGAINST IF the option/stock award is priced less than XX% of the fair market value on the grant date.

   1562-4    Vote AGAINST IF the dilution represented by the option/stock award, as calculated by
             IRRC, is more than XX%.

   1562-5    Vote AGAINST IF the award is time-lapsing stock that fully vest in less than XX years.

   1562-6    Vote AGAINST IF the option/stock award is unrestricted shares.

   1562-7    Vote AGAINST IF potential dilution from all company plans including this proposal, as calculated by IRRC, is more than XX% of the total outstanding common equity.

   1562-8    Vote AGAINST IF the company's equity dilution (overhang), including this proposal, as calculated by IRRC, exceeds the 75th percentile of its peer group.

   1562-9    Vote AGAINST IF the company's three-year average annual grant rate exceeds the 75th percentile of its peer group.

   1562-10   Vote AGAINST IF the option is not premium-priced or indexed, or does not vest based on future performance.

    ADOPT DEFERRED COMPENSATION PLAN (1563)

   1563-1    Always vote FOR a management proposal to adopt a deferred compensation plan.

   1563-2    Vote AGAINST a management proposal to adopt a deferred compensation plan for non-employee directors.

   1563-3    Vote AGAINST a management proposal to adopt a deferred compensation plan for executives.

   1563-4    Vote AGAINST IF the dilution is more than 10% of the outstanding common equity.           /X/

    APPROVE LONG-TERM BONUS PLAN (1564)

   1564-1    Always vote FOR a management proposal to approve a long-term bonus plan.

   1564-2    Always vote AGAINST a management proposal to approve a long-term bonus plan.

   1564-3    Vote AGAINST IF the maximum per-employee payout is not disclosed.                         /X/

   1564-4    Vote AGAINST IF the maximum per-employee bonus payable over the performance period is
             more than 50% of the participant's base salary.                                           /X/

   1564-5    Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than $XX.

   1564-6    Vote AGAINST IF the proposal creates dilution of more than 10% of the outstanding
             common equity.                                                                            /X/

   1564-7    Vote AGAINST IF the performance criteria is not disclosed.

    APPROVE EMPLOYMENT AGREEMENTS (1565)

   1565-1    Always vote FOR a management proposal to approve an employment agreement or contract.     /X/

   1565-2    Always vote AGAINST a management proposal to approve an employment agreement or contract.

    AMEND DEFERRED COMPENSATION PLAN (1566)

   1566-1    Always vote FOR a management proposal to amend a deferred compensation plan.

   1566-2    Always vote AGAINST a management proposal to amend a deferred compensation plan.          /X/

    EXCHANGE UNDERWATER OPTIONS (1570)

   1570-1    Always vote FOR a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock's current market price).

   1570-2    Always vote AGAINST a management proposal to exchange underwater options (options with
             a per-share exercise price that exceeds the underlying stock's current market price).     /X/

   1570-3    Vote AGAINST IF directors or any of the 5 highest paid executives are eligible to participate in the repricing exchange program.

   1570-4    Vote AGAINST IF the exchange ratio is not linked to the economic value of the underwater options.

   1570-5    Vote AGAINST IF the company exchanged underwater options within the last three years.

    AMEND ANNUAL BONUS PLAN (1581)

   1581-1    Always vote FOR a management proposal to amend an annual bonus plan.

   1581-2    Always vote AGAINST a management proposal to amend an annual bonus plan.                  /X/

   1581-3    Vote AGAINST IF the amendment increases the maximum annual per-employee bonus.

    REAPPROVE OPTION/BONUS PLAN FOR OBRA (1582)

   1582-1    Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.

   1582-2    Always vote AGAINST a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.

   1582-3    Vote AGAINST IF the maximum per-employee payout is not disclosed.                         /X/

   1582-4    Vote AGAINST IF the performance criteria is not disclosed.

   1582-5    Vote AGAINST IF the company repriced or replaced options in the past fiscal year.

    AMEND LONG-TERM BONUS PLAN (1586)

   1586-1    Always vote FOR a management proposal to amend a long-term bonus plan.                    /X/

   1586-2    Always vote AGAINST a management proposal to amend a long-term bonus plan.

   1586-3    Vote AGAINST IF the plan increases the per-employee maximum bonus.

             SHAREHOLDER PROPOSALS

    SP-SHAREHOLDER APPROVAL OF AUDITORS (2000)

   2000-1    Always vote FOR a shareholder proposal calling for stockholder ratification of
             auditors.                                                                                 /X/

   2000-2    Always vote AGAINST a shareholder proposal calling for stockholder ratification of auditors.

    SP-AUDITORS MUST ATTEND ANNUAL MEETING (2001)

   2001-1    Always vote FOR a shareholder proposal calling for the auditors to attend the annual
             meeting.                                                                                  /X/

   2001-2    Always vote AGAINST a shareholder proposal calling for the auditors to attend the annual meeting.

    SP-LIMIT CONSULTING BY AUDITORS (2002)

   2002-1    Always vote FOR a shareholder proposal calling for limiting consulting by auditors.       /X/

   2002-2    Always vote AGAINST a shareholder proposal calling for limiting consulting by auditors.

    SP-ROTATE AUDITORS (2003)

   2003-1    Always vote FOR a shareholder proposal calling for the rotation of auditors.              /X/

   2003-2    Always vote AGAINST a shareholder proposal calling for the rotation of auditors.

    SP-RESTORE PREEMPTIVE RIGHTS (2010)

   2010-1    Always vote FOR a shareholder proposal to restore preemptive rights.                      /X/

   2010-2    Always vote AGAINST a shareholder proposal to restore preemptive rights.

    SP-STUDY SALE OR SPIN-OFF (2030)

   2030-1    Always vote FOR a shareholder proposal asking the company to study sales, spin-offs or
             other strategic alternatives.                                                             /X/

   2030-2    Always vote AGAINST a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.

    SP-ADOPT CONFIDENTIAL VOTING (2100)

   2100-1    Always vote FOR a shareholder proposal asking the board to adopt confidential voting
             and independent tabulation of the proxy ballots.                                          /X/

   2100-2    Always vote AGAINST a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.

    SP-COUNTING SHAREHOLDER VOTES (2101)

   2101-1    Always vote FOR a shareholder proposal asking the company to refrain from counting
             abstentions and broker non-votes in vote tabulations.                                     /X/

   2101-2    Always vote AGAINST a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.

    SP-NO DISCRETIONARY VOTING (2102)

   2102-1    Always vote FOR a shareholder proposal to eliminate the company's discretion to vote
             unmarked proxy ballots.                                                                   /X/

   2102-2    Always vote AGAINST a shareholder proposal to eliminate the company's discretion to vote unmarked proxy ballots.

    SP-EQUAL ACCESS TO THE PROXY (2110)

   2110-1    Always vote FOR a shareholder proposal to provide equal access to the proxy materials
             for shareholders.                                                                         /X/

   2110-2    Always vote AGAINST a shareholder proposal to provide equal access to the proxy materials for shareholders.

   2110-3    Vote AGAINST IF the ballot will become open to shareholders' nominees.

   2110-4    Vote AGAINST IF the change will allow shareholder statements.

    SP-IMPROVE MEETING REPORTS (2120)

   2120-1    Always vote FOR a shareholder proposal to improve annual meeting reports.                 /X/

   2120-2    Always vote AGAINST a shareholder proposal to improve annual meeting reports.

    SP-CHANGE ANNUAL MEETING LOCATION (2130)

   2130-1    Always vote FOR a shareholder proposal to change the annual meeting location.             /X/

   2130-2    Always vote AGAINST a shareholder proposal to change the annual meeting location.

    SP-CHANGE ANNUAL MEETING DATE (2131)

   2131-1    Always vote FOR a shareholder proposal to change the annual meeting date.                 /X/

   2131-2    Always vote AGAINST a shareholder proposal to change the annual meeting date.

    SP-BOARD INCLUSIVENESS (2201)

   2201-1    Always vote FOR a shareholder proposal asking the board to include more women and
             minorities as directors.                                                                  /X/

   2201-2    Always vote AGAINST a shareholder proposal asking the board to include more women and minorities as directors.

    SP-INCREASE BOARD INDEPENDENCE (2202)

   2202-1    Always vote FOR a shareholder proposal seeking to increase board independence.            /X/

   2202-2    Always vote AGAINST a shareholder proposal seeking to increase board independence.

    SP-DIRECTOR TENURE/RETIREMENT AGE (2203)

   2203-1    Always vote FOR a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.

   2203-2    Always vote AGAINST a shareholder proposal seeking to limit the period of time a
             director can serve by establishing a retirement or tenure policy.                         /X/

   2203-3    Vote AGAINST IF the proposal seeks to establish a tenure policy shorter than XX years.

   2203-4    Vote AGAINST IF the proposal seeks to establish a retirement age of more than XX years.

    SP-MINIMUM STOCK OWNERSHIP BY DIRECTORS (2204)

   2204-1    Always vote FOR a shareholder proposal to require minimum stock ownership by directors.   /X/

   2204-2    Always vote AGAINST a shareholder proposal to require minimum stock ownership by directors.

   2204-3    Vote AGAINST IF the minimum level of ownership required is more than XX shares.

    SP-ALLOW UNION/EMPLOYEE REPRESENTATIVES ON THE BOARD (2205)

   2205-1    Always vote FOR a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.

   2205-2    Always vote AGAINST a shareholder proposal that seeks to provide for union or employee
             representatives on the board of directors.                                                /X/

    SP-DIRECTORS' ROLE IN CORPORATE STRATEGY (2206)

   2206-1    Always vote FOR a shareholder proposal seeking to increase disclosure regarding the board's role in the development and monitoring of the company's long-term strategic plan.

   2206-2    Always vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board's role in the development and monitoring of the company's long-term strategic
             plan.                                                                                     /X/

    SP-INCREASE NOMINATING COMMITTEE INDEPENDENCE (2210)

   2210-1    Always vote FOR a shareholder proposal to increase the independence of the nominating
             committee.                                                                                /X/

   2210-2    Always vote AGAINST a shareholder proposal to increase the independence of the nominating committee.

    SP-CREATE NOMINATING COMMITTEE (2211)

   2211-1    Always vote FOR a shareholder proposal to create a nominating committee of the board.     /X/

   2211-2    Always vote AGAINST a shareholder proposal to create a nominating committee of the board.

   2211-3    Vote AGAINST IF the proposal includes no requirements on the number of independent directors required to serve on the committee.

    SP-CREATE SHAREHOLDER COMMITTEE (2212)

   2212-1    Always vote FOR a shareholder proposal urging the creation of a shareholder committee.

   2212-2    Always vote AGAINST a shareholder proposal urging the creation of a shareholder committee.

   2212-3    Vote AGAINST IF the proposal is a binding bylaw amendment.                                /X/

    SP-INDEPENDENT BOARD CHAIRMAN (2214)
   2214-1    Always vote FOR a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.

   2214-2    Always vote AGAINST a shareholder proposal asking that the chairman of the board of
             directors be chosen from among the ranks of the non-employee directors.                   /X/

    SP-LEAD DIRECTOR (2215)

   2215-1    Always vote FOR a shareholder proposal asking that a lead director be chosen from among
             the ranks of non-employee directors.                                                      /X/

   2215-2    Always vote AGAINST a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.

    SP-ADOPT CUMULATIVE VOTING (2220)

   2220-1    Always vote FOR a shareholder proposal calling for the adoption of cumulative voting.     /X/

   2220-2    Always vote AGAINST a shareholder proposal calling for the adoption of cumulative voting.

    SP-REQUIRE NOMINEE STATEMENT IN PROXY (2230)

   2230-1    Always vote FOR a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.

   2230-2    Always vote AGAINST a shareholder proposal to require directors to place a statement of
             candidacy in the proxy statement.                                                         /X/

    SP-DOUBLE BOARD NOMINEES (2231)

   2231-1    Always vote FOR a shareholder proposal to nominate two director candidates for each open board seat.

   2231-2    Always vote AGAINST a shareholder proposal to nominate two director candidates for each
             open board seat.                                                                          /X/

    SP-DIRECTOR LIABILITY (2240)

   2240-1    Always vote FOR a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director's gross negligence
             and/or reckless or willful neglect.                                                       /X/

   2240-2    Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director's gross negligence and/or reckless or willful neglect.

    SP-REPEAL CLASSIFIED BOARD (2300)

   2300-1    Always vote FOR a shareholder proposal to repeal a classified board.                      /X/

   2300-2    Always vote AGAINST a shareholder proposal to repeal a classified board.

   2300-3    Vote AGAINST IF the company does not have a shareholder rights plan (poison pill).

    SP-REDEEM OR VOTE ON POISON PILL (2310)

   2310-1    Always vote FOR a shareholder proposal asking the board to redeem or to allow
             shareholders to vote on a poison pill shareholder rights plan.                            /X/

   2310-2    Always vote AGAINST a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan.

   2310-3    Vote AGAINST IF the proposal seeks only to redeem the current rights plan (and does not ask for a shareholder vote.)

   2310-4    Vote AGAINST IF the board has an independent majority.

   2310-5    Vote AGAINST IF the proposal is binding rather than merely precatory (advisory).

   2310-6    Vote AGAINST IF the pill does not contain a dead-hand provision.

   2310-7    Vote AGAINST IF the company elects the entire board annually.

    SP-ELIMINATE SUPERMAJORITY PROVISION (2320)

   2320-1    Always vote FOR a shareholder proposal that seeks to eliminate supermajority
             provisions.                                                                               /X/

   2320-2    Always vote AGAINST a shareholder proposal that seeks to eliminate supermajority provisions.

    SP-REDUCE SUPERMAJORITY PROVISION (2321)

   2321-1    Always vote FOR a shareholder proposal that seeks to reduce supermajority provisions.     /X/

   2321-2    Always vote AGAINST a shareholder proposal that seeks to reduce supermajority provisions.

    SP-REPEAL FAIR PRICE PROVISION (2324)

   2324-1    Always vote FOR a shareholder proposal that seeks to repeal fair price provisions.

   2324-2    Always vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.    /X/

    SP-RESTORE RIGHT TO CALL A SPECIAL MEETING (2325)

   2325-1    Always vote FOR a shareholder proposal to restore shareholders' right to call a special
             meeting.                                                                                  /X/

   2325-2    Always vote AGAINST a shareholder proposal to restore shareholders' right to call a special meeting.

    SP-RESTORE RIGHT TO ACT BY WRITTEN CONSENT (2326)

   2326-1    Always vote FOR a shareholder proposal to restore shareholders' right to act by written
             consent.                                                                                  /X/

   2326-2    Always vote AGAINST a shareholder proposal to restore shareholders' right to act by written consent.

    SP-PROHIBIT TARGETED SHARE PLACEMENT (2330)

   2330-1    Always vote FOR a shareholder proposal to limit the board's discretion to issue targeted share placements or to require shareholder approval before such block
             placements can be made.                                                                   /X/

   2330-2    Always vote AGAINST a shareholder proposal to limit the board's discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.

    SP-OPT OUT OF STATE TAKEOVER STATUTE (2341)

   2341-1    Always vote FOR a shareholder proposal seeking to force the company to opt out of a
             state takeover statutory provision.                                                       /X/

   2341-2    Always vote AGAINST a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.

    SP-REINCORPORATION (2342)

   2342-1    Always vote FOR a shareholder proposal to reincorporate the company in another state.     /X/

   2342-2    Always vote AGAINST a shareholder proposal to reincorporate the company in another state.

   2342-3    Vote AGAINST IF the new state has stronger anti-takeover provisions.

    SP-ADOPT ANTI-GREENMAIL PROVISION (2350)

   2350-1    Always vote FOR a shareholder proposal to limit greenmail payments.                       /X/

   2320-2    Always vote AGAINST a shareholder proposal to limit greenmail payments.

    SP-RESTRICT EXECUTIVE COMPENSATION (2400)

   2400-1    Always vote FOR a shareholder proposal to restrict executive compensation.                /X/

   2400-2    Always vote AGAINST a shareholder proposal to restrict executive compensation.

   2400-3    Vote AGAINST IF the proposal limits executive pay without linking compensation to financial performance.

    SP-DISCLOSE EXECUTIVE COMPENSATION (2401)

   2401-1    Always vote FOR a shareholder proposal to enhance the disclosure of executive
             compensation.                                                                             /X/

   2401-2    Always vote AGAINST a shareholder proposal to enhance the disclosure of executive compensation.

   2401-3    Vote AGAINST IF the proposal extends reporting to all executives paid more than $XX.

    SP-RESTRICT DIRECTOR COMPENSATION (2402)

   2402-1    Always vote FOR a shareholder proposal to restrict director compensation.                 /X/

   2402-2    Always vote AGAINST a shareholder proposal to restrict director compensation.

    SP-CAP EXECUTIVE PAY (2403)

   2403-1    Always vote FOR a shareholder proposal to cap executive pay.                              /X/

   2403-2    Always vote AGAINST a shareholder proposal to cap executive pay.

    SP-PAY DIRECTORS IN STOCK (2405)

   2405-1    Always vote FOR a shareholder proposal calling for directors to be paid with company
             stock.                                                                                    /X/

   2405-2    Always vote AGAINST a shareholder proposal calling for directors to be paid with company stock.

   2405-3    Vote AGAINST IF the resolution would require directors to receive their entire compensation in the form of company stock.

    SP-APPROVE EXECUTIVE COMPENSATION (2406)

   2406-1    Always vote FOR a shareholder proposal calling for shareholder votes on executive pay.    /X/

   2406-2    Always vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.

    SP-RESTRICT DIRECTOR PENSIONS (2407)

   2407-1    Always vote FOR a shareholder proposal calling for the termination of director
             retirement plans.                                                                         /X/

   2407-2    Always vote AGAINST a shareholder proposal calling for the termination of director retirement plans.

    SP-REVIEW/REPORT ON/LINK EXECUTIVE PAY TO SOCIAL PERFORMANCE (2408)

   2408-1    Always vote FOR a shareholder proposal that asks management to review, report on and/or
             link executive compensation to non-financial criteria, particularly social criteria.      /X/

   2408-2    Always vote AGAINST a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.

   2408-3    Vote AGAINST IF the resolution goes beyond the request for a review and/or report, and includes actual linkage of pay to social performance.

    SP-NO REPRICING OF UNDERWATER OPTIONS (2409)

   2409-1    Always vote FOR a shareholder proposal seeking shareholder approval to reprice or
             replace underwater stock options.                                                         /X/

   2409-2    Always vote AGAINST a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.

   2409-3    Vote AGAINST IF the proposal seeking shareholder approval to reprice is binding.

    SP-GOLDEN PARACHUTES (2414)

   2414-1    Always vote FOR a shareholder proposal calling for a ban or shareholder vote on future
             golden parachutes.                                                                        /X/

   2414-2    Always vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.

   2414-3    Vote AGAINST IF the highest payout formula of current agreements does not exceed XX times an executive's salary and bonus.

    SP-AWARD PERFORMANCE-BASED STOCK OPTIONS (2415)

   2415-1    Always vote FOR a shareholder proposal seeking to award performance-based stock
             options.                                                                                  /X/

   2415-2    Always vote AGAINST a shareholder proposal seeking to award performance-based stock options.

    SP-EXPENSE STOCK OPTIONS (2416)

   2416-1    Always vote FOR a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company's annual income statement.

   2416-2    Always vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company's annual income
             statement.                                                                                /X/

    SP-PENSION FUND SURPLUS (2417)

   2417-1    Always vote FOR a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.

   2417-2    Always vote AGAINST a shareholder proposal that requests future executive compensation
             be determined without regard to any pension fund income.                                  /X/

    SP-CREATE COMPENSATION COMMITTEE (2420)

   2420-1    Always vote FOR a shareholder proposal to create a compensation committee.                /X/

   2420-2    Always vote AGAINST a shareholder proposal to create a compensation committee.

    SP-HIRE INDEPENDENT COMPENSATION CONSULTANT (2421)

   2421-1    Always vote FOR a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants
             working with corporate management-to assist with executive compensation issues.           /X/

   2421-2    Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

    SP-INCREASE COMPENSATION COMMITTEE INDEPENDENCE (2422)

   2422-1    Always vote FOR a shareholder proposal to increase the independence of the compensation
             committee.                                                                                /X/

   2422-2    Always vote AGAINST a shareholder proposal to increase the independence of the compensation committee.

    SP-INCREASE AUDIT COMMITTEE INDEPENDENCE (2500)

   2500-1    Always vote FOR a shareholder proposal to increase the independence of the audit
             committee.                                                                                /X/

   2500-2    Always vote AGAINST a shareholder proposal to increase the independence of the audit committee.

    SP-INCREASE KEY COMMITTEE INDEPENDENCE (2501)

   2501-1    Always vote FOR a shareholder proposal to increase the independence of key committees.    /X/

   2501-2    Always vote AGAINST a shareholder proposal to increase the independence of key committees.

             1.   SOCIAL ISSUE PROPOSALS



    SP-DEVELOP/REPORT ON HUMAN RIGHTS POLICY (3000)

   3000-1    Always vote FOR a shareholder proposal that asks the company to develop or report on human rights policies.

   3000-2    Always vote AGAINST a shareholder proposal that asks the company to develop or report on human rights policies.

   3000-3    Vote AGAINST IF the company does not operate in countries of concern.                     /X/

    SP-REVIEW OPERATIONS' IMPACT ON LOCAL GROUPS (3005)

   3005-1    Always vote FOR a shareholder proposal that asks the company to review its operations'
             impact on local groups.

   3005-2    Always vote AGAINST a shareholder proposal that asks the company to review its
             operations' impact on local groups.                                                       /X/

   3005-3    Vote AGAINST IF the proposal calls for action beyond reporting.

    SP-BURMA-LIMIT OR END OPERATIONS (3030)

   3030-1    Always vote FOR a shareholder proposal that asks the company to limit or end operations in Burma.

   3030-2    Always vote AGAINST a shareholder proposal that asks the company to limit or end operations in Burma.

   3030-3    Vote AGAINST IF the company's operations are de minimus and do not involve oil or
             mining.                                                                                   /X/

   3030-4    Vote AGAINST IF the company does not contract directly with the Burmese government.

    SP-BURMA-REVIEW OPERATIONS (3031)

   3031-1    Always vote FOR a shareholder proposal that asks management to review operations in
             Burma.                                                                                    /X/

   3031-2    Always vote AGAINST a shareholder proposal that asks management to review operations in
             Burma.

    SP-CHINA-NO USE OF FORCED LABOR (3040)

   3040-1    Always vote FOR a shareholder proposal that asks management to certify that company
             operations are free of forced labor.                                                      /X/

   3040-2    Always vote AGAINST a shareholder proposal that asks management to certify that company operations are free of forced labor.

    SP-CHINA-ADOPT CODE OF CONDUCT (3041)

   3041-1    Always vote FOR a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human
             Rights of Workers in China.

   3041-2    Always vote AGAINST a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human
             Rights of Workers in China.

   3041-3    Vote AGAINST IF the company has de minimus operations involving China.                    /X/

    SP-REVIEW MILITARY CONTRACTING CRITERIA (3100)

   3100-1    Always vote FOR a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.

   3100-2    Always vote AGAINST a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.

   3100-3    Vote AGAINST IF the company derives less than 50% of its revenues from military-related
             operations.                                                                               /X/

    SP-REVIEW ECONOMIC CONVERSION (3110)

   3110-1    Always vote FOR a shareholder proposal that asks management to create a plan for converting the company's facilities that are dependent on defense contracts toward production for commercial markets.

   3110-2    Always vote AGAINST a shareholder proposal that asks management to create a plan for converting the company's facilities that are dependent on defense contracts toward production for commercial markets.

   3110-3    Vote AGAINST IF the company derives less than 50% of its revenues from defense
             contracts.                                                                                /X/

    SP-REVIEW SPACE WEAPONS (3120)

   3120-1    Always vote FOR a shareholder proposal that asks management to report on the company's government contracts for the development of ballistic missile defense technologies and related space systems.

   3120-2    Always vote AGAINST a shareholder proposal that asks management to report on the company's government contracts for the development of ballistic missile defense
             technologies and related space systems.                                                   /X/

    SP-REVIEW FOREIGN MILITARY SALES (3130)

   3130-1    Always vote FOR a shareholder proposal that asks management to report on the company's
             foreign military sales or foreign offset activities.                                      /X/

   3130-2    Always vote AGAINST a shareholder proposal that asks management to report on the company's foreign military sales or foreign offset activities.

   3130-3    Vote AGAINST IF all of the company's current weapons programs result in sales to both the U.S. and foreign governments, or to the U.S. government exclusively.

    SP-LIMIT OR END NUCLEAR WEAPONS PRODUCTION (3150)

   3150-1    Always vote FOR a shareholder proposal that asks management to limit or end nuclear weapons production.

   3150-2    Always vote AGAINST a shareholder proposal that asks management to limit or end nuclear
             weapons production.                                                                       /X/

    SP-REVIEW NUCLEAR WEAPONS PRODUCTION (3151)

   3151-1    Always vote FOR a shareholder proposal that asks management to review nuclear weapons production.

   3151-2    Always vote AGAINST a shareholder proposal that asks management to review nuclear
             weapons production.                                                                       /X/

    SP-REVIEW CHARITABLE GIVING POLICY (3210)

   3210-1    Always vote FOR a shareholder proposal that asks the company to establish shareholder-designated contribution programs.

   3210-2    Always vote AGAINST a shareholder proposal that asks the company to establish shareholder-designated contribution programs.

   3210-3    Vote AGAINST IF the company has a well-managed program or the proposal will be unduly
             burdensome.                                                                               /X/

    SP-LIMIT OR END CHARITABLE GIVING (3215)

   3215-1    Always vote FOR a shareholder proposal that asks the company to limit or end charitable giving.

   3215-2    Always vote AGAINST a shareholder proposal that asks the company to limit or end charitable giving.

   3215-3    Vote AGAINST IF the company's giving is not excessive or the proposal would end all
             giving.                                                                                   /X/

    SP-REVIEW POLITICAL SPENDING (3220)

   3220-1    Always vote FOR a shareholder proposal that asks the company to increase disclosure of political spending and activities.

   3220-2    Always vote AGAINST a shareholder proposal that asks the company to increase disclosure of political spending and activities.

   3220-3    Vote AGAINST IF the information requested is already easily available or if compliance
             is costly.                                                                                /X/

    SP-LIMIT OR END POLITICAL SPENDING (3221)

   3221-1    Always vote FOR a shareholder proposal that asks the company to limit or end political spending.

   3221-2    Always vote AGAINST a shareholder proposal that asks the company to limit or end political spending.

   3221-3    Vote AGAINST IF the total contributions were less than $50,000 or the proposal would
             end all spending.                                                                         /X/

    SP-DISCLOSE PRIOR GOVERNMENT SERVICE (3222)

   3222-1    Always vote FOR a shareholder proposal requesting disclosure of company executives'
             prior government service.

   3222-2    Always vote AGAINST a shareholder proposal requesting disclosure of company executives'
             prior government service.                                                                 /X/

    SP-AFFIRM POLITICAL NONPARTISANSHIP (3224)

   3224-1    Always vote FOR a shareholder proposal requesting affirmation of political nonpartisanship.

   3224-2    Always vote AGAINST a shareholder proposal requesting affirmation of political
             nonpartisanship.                                                                          /X/

    SP-REVIEW TOBACCO MARKETING (3300)

   3300-1    Always vote FOR a shareholder proposal that asks management to report on or change tobacco product marketing practices.

   3300-2    Always vote AGAINST a shareholder proposal that asks management to report on or change tobacco product marketing practices.

   3300-3    Vote AGAINST IF no prima facie evidence suggests company targets youth or uses unregulated channels.

   3300-4    Vote AGAINST IF there is no prima facie evidence the company's marketing practices are illegal.

   3300-5    Vote AGAINST IF the proposal calls for action beyond reporting.                           /X/

    SP-SEVER LINKS WITH TOBACCO INDUSTRY (3307)

   3307-1    Always vote FOR a shareholder proposal to sever links with the tobacco industry.

   3307-2    Always vote AGAINST a shareholder proposal to sever links with the tobacco industry.      /X/

   3307-3    Vote AGAINST IF the proposal is submitted to a tobacco company.

   3307-4    Vote AGAINST IF the company is NOT a health care company.

   3307-5    Vote AGAINST IF the company has retail outlets for tobacco products.

   3307-6    Vote AGAINST IF the company provides products to the tobacco industry.

   3307-7    Vote AGAINST IF the proposal concerns media outlets for tobacco advertising.

   3307-8    Vote AGAINST IF the proposal concerns tobacco farmers.

    SP-REVIEW OR REDUCE TOBACCO HARM TO HEALTH (3308)

   3308-1    Always vote FOR a shareholder proposal that asks the company to review or reduce tobacco harm to health.

   3308-2    Always vote AGAINST a shareholder proposal that asks the company to review or reduce
             tobacco harm to health.                                                                   /X/

   3308-3    Vote AGAINST IF the proposal concerns adoption of a no-smoking policy.

   3308-4    Vote AGAINST IF the proposal concerns research or changes to product ingredients.

   3308-5    Vote AGAINST IF the proposal concerns changes to package labeling and health warnings.

    SP-REVIEW OR PROMOTE ANIMAL WELFARE (3320)

   3320-1    Always vote FOR a shareholder proposal that asks management to review or promote animal welfare.

   3320-2    Always vote AGAINST a shareholder proposal that asks management to review or promote
             animal welfare.                                                                           /X/

   3320-3    Vote AGAINST IF the proposal calls for an end to consumer product safety tests with animals.

   3320-4    Vote AGAINST IF the proposal calls for action beyond reporting.

    SP-REVIEW DRUG PRICING OR DISTRIBUTION (3340)

   3340-1    Always vote FOR a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.

   3340-2    Always vote AGAINST a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.

   3340-3    Vote AGAINST IF the proposal asks for more than a report.                                 /X/

   3340-4    Vote AGAINST IF the proposal relates only to domestic pricing.

    SP-OPPOSE EMBRYO/FETAL DESTRUCTION (3350)

   3350-1    Always vote FOR a shareholder proposal that asks the company to take action on embryo or fetal destruction.

   3350-2    Always vote AGAINST a shareholder proposal that asks the company to take action on
             embryo or fetal destruction.                                                              /X/

    SP-REVIEW NUCLEAR FACILITY/WASTE (3400)

   3400-1    Always vote FOR a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.

   3400-2    Always vote AGAINST a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.

   3400-3    Vote AGAINST IF the proposal asks for action beyond reporting.                            /X/

   3400-4    Vote AGAINST IF the proposal asks for cessation of nuclear-related activities.

    SP-REVIEW ENERGY EFFICIENCY & RENEWABLES (3410)

   3410-1    Always vote FOR a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.

   3410-2    Always vote AGAINST a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.

   3410-3    Vote AGAINST IF the proposal asks for more than a report.                                 /X/

    SP-ENDORSE CERES PRINCIPLES (3420)

   3420-1    Always vote FOR a shareholder proposal that asks management to endorse the Ceres principles.

   3420-2    Always vote AGAINST a shareholder proposal that asks management to endorse the Ceres principles.

   3420-3    Vote AGAINST IF the company has well-established environmental management practices.

   3420-4    Vote AGAINST IF the company has an average or better environmental performance record.

    SP-CONTROL GENERATION OF POLLUTANTS (3422)

   3422-1    Always vote FOR a shareholder proposal that asks the company to control generation of pollutant(s).

   3422-2    Always vote AGAINST a shareholder proposal that asks the company to control generation of pollutant(s).

   3422-3    Vote AGAINST IF the proposal asks for action beyond reporting.                            /X/

   3422-4    Vote AGAINST IF the company reports its emissions and plans to limit their future growth.

   3422-5    Vote AGAINST IF the company reports its emissions and plans to reduce them from established levels.

    SP-REPORT ON ENVIRONMENTAL IMPACT OR PLANS (3423)

   3423-1    Always vote FOR a shareholder proposal that asks the company to report on its environmental impact or plans.

   3423-2    Always vote AGAINST a shareholder proposal that asks the company to report on its environmental impact or plans.

   3423-3    Vote AGAINST IF management has issued a written statement beyond the legal minimum.       /X/

    SP-REPORT OR TAKE ACTION ON CLIMATE CHANGE (3425)

   3425-1    Always vote FOR a shareholder proposal that asks management to report or take action on climate change.

   3425-2    Always vote AGAINST a shareholder proposal that asks management to report or take action on climate change.

   3425-3    Vote AGAINST IF management has issued a statement acknowledging a global warming threat.

   3425-4    Vote AGAINST IF management acknowledges a global warming threat and has issued company policy.

   3425-5    Vote AGAINST IF management has issued a statement and committed to targets and timetable.

   3425-6    Vote AGAINST IF the company is not a major emitter of greenhouse gases.

    SP-REVIEW OR CURB BIOENGINEERING (3430)

   3430-1    Always vote FOR a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.

   3430-2    Always vote AGAINST a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.

   3430-3    Vote AGAINST IF the proposal asks for action beyond reporting.                            /X/

   3430-4    Vote AGAINST IF the proposal calls for a moratorium on sales of bioengineered products.

    SP-PRESERVE/REPORT ON NATURAL HABITAT (3440)

   3440-1    Always vote FOR a shareholder proposal that asks the company to preserve natural habitat.

   3440-2    Always vote AGAINST a shareholder proposal that asks the company to preserve natural habitat.

   3440-3    Vote AGAINST IF the proposal asks for action beyond reporting.                            /X/

   3440-4    Vote AGAINST IF the proposal does not address a unique habitat.

    SP-REVIEW DEVELOPING COUNTRY DEBT (3500)

   3500-1    Always vote FOR a shareholder proposal asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings.

   3500-2    Always vote AGAINST a shareholder proposal asking the company to review their developing country debt and lending criteria and to report to shareholders on its findings.

   3500-3    Vote AGAINST IF the proposal asks for action beyond reporting.                            /X/

    SP-REVIEW SOCIAL IMPACT OF FINANCIAL VENTURES (3503)

   3503-1    Always vote FOR a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.

   3503-2    Always vote AGAINST a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.

   3503-3    Vote AGAINST IF the proposal asks for action beyond reporting.                            /X/

    SP-REVIEW FAIR LENDING POLICY (3520)

   3520-1    Always vote FOR a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.

   3520-2    Always vote AGAINST a shareholder proposal requesting reports and/or reviews of plans
             and/or policies on fair lending practices.                                                 /X/

   3520-3    Vote AGAINST IF the proposal asks for action beyond reporting.

    SP-REVIEW PLANT CLOSINGS (3600)

   3600-1    Always vote FOR a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.

   3600-2    Always vote AGAINST a shareholder proposal that asks the company to establish
             committees to consider issues related to facilities closure and relocation of work.       /X/

    SP-REPORT ON EEO (3610)

   3610-1    Always vote FOR a shareholder proposal that asks management to report on the company's affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.

   3610-2    Always vote AGAINST a shareholder proposal that asks management to report on the company's affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.

   3610-3    Vote AGAINST IF the company releases its EEO-1 reports.

   3610-4    Vote AGAINST IF the company's EEO-1 reports and compliance record indicate it is
             average.                                                                                   /X/

   3610-5    Vote AGAINST IF the information indicates a well-established affirmative action program.

    SP-DROP SEXUAL ORIENTATION FROM EEO POLICY (3614)

   3614-1    Always vote FOR a shareholder proposal that asks management to drop sexual orientation from EEO policy.

   3614-2    Always vote AGAINST a shareholder proposal that asks management to drop sexual
             orientation from EEO policy.                                                              /X/

    SP-ADOPT SEXUAL ORIENTATION ANTI-BIAS POLICY (3615)

   3615-1    Always vote FOR a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.

   3615-2    Always vote AGAINST a shareholder proposal that asks management to adopt a sexual
             orientation non-discrimination policy.                                                    /X/

    SP-REVIEW MEXICAN WORK FORCE CONDITIONS (3621)

   3621-1    Always vote FOR a shareholder proposal that asks management to report on or review
             Mexican operations.

   3621-2    Always vote AGAINST a shareholder proposal that asks management to report on or review
             Mexican operations.                                                                       /X/

    SP-ADOPT STANDARDS FOR MEXICAN OPERATION (3622)

   3622-1    Always vote FOR a shareholder proposal that asks management to adopt standards for
             Mexican operations.

   3622-2    Always vote AGAINST a shareholder proposal that asks management to adopt standards for
             Mexican operations.                                                                       /X/

    SP-REVIEW OR IMPLEMENT MACBRIDE PRINCIPLES (3630)

   3630-1    Always vote FOR a shareholder proposal that asks management to review or implement the
             MacBride principles.

   3630-2    Always vote AGAINST a shareholder proposal that asks management to review or implement the MacBride principles.

   3630-3    Vote AGAINST IF no fair employment problems exist.                                        /X/

    SP-URGE MACBRIDE ON CONTRACTOR/FRANCHISEE (3632)

   3632-1    Always vote FOR a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.

   3632-2    Always vote AGAINST a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.

   3632-3    Vote AGAINST IF no fair employment problems exist at contractor/franchisee.               /X/

    SP-REVIEW GLOBAL LABOR PRACTICES (3680)

   3680-1    Always vote FOR a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.

   3680-2    Always vote AGAINST a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.

   3680-3    Vote AGAINST IF the company already reports publicly using a recognized standard.

   3680-4    Vote AGAINST IF the resolution asks for more than a report.                               /X/

    SP-MONITOR/ADOPT ILO CONVENTIONS (3681)

   3681-1    Always vote FOR a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor
             Organization's (ILO) core labor conventions.

   3681-2    Always vote AGAINST a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor
             Organization's (ILO) core labor conventions.

   3681-3    Vote AGAINST IF the proposal asks the company to use third-party monitors.

   3681-4    Vote AGAINST IF the company has a reasonable code and monitoring system.                  /X/

    SP-REPORT ON SUSTAINABILITY (3700)

   3700-1    Always vote FOR a shareholder proposal requesting reports on sustainability.

   3700-2    Always vote AGAINST a shareholder proposal requesting reports on sustainability.

   3700-3    Always vote AGAINST IF the company has already issued a report in GRI format.             /X/


            As revised September 25, 2004

PART C.  OTHER INFORMATION

ITEM 23.  EXHIBITS.

a(i). Amended and Restated Agreement and Declaration of Trust of Registrant.(J)

a(ii). Amendment to Amended and Restated Agreement and Declaration of Trust of Registrant.(J)

b.           Copy of By-Laws of Registrant as amended through July 22, 1997.(G)

c(i).        Specimen Share Certificate.(A)

c(ii). Portions of Amended and Restated Agreement and Declaration of Trust Relating to Shareholders' Rights.(J)

c(iii).      Portions of By-laws Relating to Shareholders' Rights.(J)

d(i).(a) Investment Advisory Agreement between RS Investment Management, L.P. and Registrant.(J)

d(i).(b)     Form of Revised Schedule 1 to Investment Advisory Agreement.(P)


d(i).(c)     Form of Further Revised Schedule 1 to Investment Advisory
             Agreement.(R)

d(i).(d)     Form of Further Revised Schedule 1 to Investment Advisory
             Agreement.*

e.           Form of Distribution Agreement with PFPC Distributors, Inc.(P)

f.           Inapplicable.

g(i).        Form of Custodian Agreement between Registrant and PFPC Trust
             Company.(J)

h(i).        Administrative Services Agreement.(J)

h(ii). Form of Sub-Administration and Accounting Services Agreement between Registrant and PFPC, Inc.(J)

h(iii).      Form of Revised Schedule A to Administrative Services Agreement.(L)

h(iv).       Form of Further Revised Schedule A to Administrative Services
             Agreement.(M)

h(v).        Form of Further Revised Schedule A to Administrative Services
             Agreement.(P)

h(vi)        Form of Further Revised Schedule A to Administrative Services
             Agreement.(R)

h(vii)       Form of Amendment to Administrative Services Agreement.(R)

h(viii)      Revised Sub-Administration and Accounting Services Fees Letter.(S)
h(ix)        Revised Sub-Administration, Accounting and Custodian Services Fee
             Waiver.(S)

i.           Opinion and Consent of Ropes & Gray.+

j.           Consent of Independent Accountants.^

k.           Inapplicable.

l.           Letter of Understanding Relating to Initial Capital.(A,D)

m.           Restated Distribution Plan pursuant to Rule 12b-1.(P)

n(i).        18f-3 Plan.(F)

o.           [Reserved]


p(i). Revised Code of Ethics of RS Investment Trust, RS Investment Management, L.P., RS Investment Management, Inc., RS Investment Management Co. LLC, RS Growth Group LLC, and RS Value Group LLC.^


p(ii).       Code of Ethics of PFPC Distributors, Inc.(R)

q(i).        Power of Attorney for Trustee John W. Glynn.*


q(ii)        Power of Attorney for Trustee Michael G McCaffery.(S)

q(iii)       Power of Attorney for Trustee Jerome S. Contro.*


      Incorporated by a reference to like-numbered exhibits:

(A)          Previously filed as part of the Registration Statement filed August
             12, 1987.
(B) Previously filed as part of the Post-Effective Amendment No. 4 to the Registration Statement on May 1, 1991.
(C) Previously filed as part of the Post-Effective Amendment No. 6 to the Registration Statement on March 12, 1992.
(D) Previously filed as part of the Post-Effective Amendment No. 19 to the Registration Statement on July 5, 1994.
(E) Previously filed as part of the Post-Effective Amendment No. 21 to the Registration Statement on April 28, 1995.
(F) Previously filed as part of the Post-Effective Amendment No. 28 to the Registration Statement on March 24, 1997.
(G) Previously filed as part of the Post-Effective Amendment No. 30 to the Registration Statement on December 29, 1997.
(H) Previously filed as part of the Post-Effective Amendment No. 32 to the Registration Statement on March 12, 1998.
(I) Previously filed as part of the Post-Effective Amendment No. 33 to the Registration Statement on March 27, 1998.
(J) Previously filed as part of the Post-Effective Amendment No. 34 to the Registration Statement on March 4, 1999.
(K) Previously filed as part of the Post-Effective Amendment No. 35 to the Registration Statement on May 3, 1999.
(L) Previously filed as part of the Post-Effective Amendment No. 36 to the Registration Statement on October 8, 1999.

(M) Previously filed as part of the Post-Effective Amendment No. 37 to the Registration Statement on February 18, 2000.
(N) Previously filed as part of the Post-Effective Amendment No. 38 to the Registration Statement on March 22, 2000.
(O) Previously filed as part of the Post-Effective Amendment No. 39 to the Registration Statement on April 26, 2000.
(P) Previously filed as part of the Post-Effective Amendment No. 40 to the Registration Statement on January 9, 2001.
(Q) Previously filed as part of the Post-Effective Amendment No. 42 to the Registration Statement on May 10, 2001.
(R) Previously filed as part of the Post-Effective Amendment No. 44 to the Registration Statement on May 1, 2002.
(S) Previously filed as part of the Post-Effective Amendment No. 46 to the Registration Statement on March 2, 2004.


+  Previously filed.
*  Filed herewith.
^  To be filed by amendment.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Not Applicable.

ITEM 25.  INDEMNIFICATION.

Under the terms of Registrant's By-laws, Article VI, Registrant is required, subject to certain exceptions and limitations, to indemnify and insure its trustees, officers, employees, agents and other persons who may be indemnified by Registrant under the Investment Company Act of 1940 (the "1940 Act").

Insofar as indemnification for liabilities arising under the Securities Act is permitted to trustees and officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification by Registrant is against public policy as expressed in the Securities Act, and therefore may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against Registrant by any trustee, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act, and will be governed by the final adjudication of such issue.

The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

RS Investment Management, L.P. ("RS Investments") is engaged in the provision of investment advisory and management services to mutual funds, private investment pools (including hedge funds), and private accounts.

Information about the managing directors of RS Investments is set forth in Parts A and B herein.

ITEM 27.  PRINCIPAL UNDERWRITERS.

     (a) PFPC Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies as of January 1, 2005:

                 AB Funds Trust
                 AFBA 5 Star Funds, Inc.
                 Atlantic Whitehall Funds Trust
                 ASA Debt Arbitrage Fund LLC
                 ASA Hedged Equity Fund LLC

                 ASA Managed Futures Fund LLC
                 ASA Market Neutral Equity Fund LLC
                 Forward Funds, Inc.
                 Harris Insight Funds Trust
                 Highland Floating Rate Fund
                 Highland Floating Rate Advantage Fund
                 Hillview Investment Trust II
                 Kalmar Pooled Investment Trust
                 Matthews Asian Funds
                 Metropolitan West Funds
                 The RBB Fund, Inc.
                 RS Investment Trust
                 Stratton Growth Fund, Inc.
                 Stratton Monthly Dividend REIT Shares, Inc.
                 The Stratton Funds, Inc.
                 Van Wagoner Funds
                 Weiss, Peck & Greer Funds Trust
                 Wilshire Mutual Funds, Inc.
                 Wilshire Variable Insurance Trust
                 WPG Large Cap Growth Fund
                 WPG Tudor Fund

          Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                 BlackRock Bond Allocation Target Shares
                 BlackRock Provident Institutional Funds
                 BlackRock Funds, Inc.
                 International Dollar Reserve Fund I, Ltd.

          Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

                 Northern Funds
                 Northern Institutional Funds

          Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                 ABN AMRO Funds

             PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

     (b) The following is a list of the executive officers, directors, and partners of PFPC Distributors, Inc.:

             Brian Burns                         Chairman, Chief Executive Officer, Director and
                                                 President
             Michael Denofrio                    Director
             Nick Marsini                        Director
             Rita G. Adler                       Chief Compliance Officer and Anti-Money
                                                 Laundering Officer
             Christine A. Ritch                  Chief Legal Officer and Assistant Secretary and
                                                 Assistant Clerk
             Steven B. Sunnerberg                Secretary and Clerk
             Julie Bartos                        Assistant Secretary and Assistant Clerk
             Bradley A. Stearns                  Assistant Secretary and Assistant Clerk
             Kristen Nolan                       Assistant Secretary and Assistant Clerk

             Craig Storkarski                    Treasurer and Financial & Operations Principal
             Douglas D. Castagna                 Controller and Assistant Treasurer
             Bruno DiStefano                     Vice President
             Susan K. Moscaritolo                Vice President

     (c)     Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

The records required by Section 31(a) and Rule 31a-1 through 3 under the 1940 Act will be maintained by Registrant at its offices, 388 Market Street, San Francisco, CA 94111 except that pursuant to Rule 31a-3 under the 1940 Act, the Transfer Agent (located at 1004 Baltimore, Kansas City, MO 64105) and Custodian (located at Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113) for Registrant, will maintain the records required by subparagraphs (b)(1) and (b)(2)(D) of Rule 31a-1.

ITEM 29.  MANAGEMENT SERVICES.

Not applicable.

ITEM 30.  UNDERTAKINGS.

             The Registrant has made the following undertakings which are still applicable:

(a) Registrant has undertaken to comply with Section 16(a) of the Investment Company Act of 1940, as amended, which requires the prompt convening of a meeting of shareholders to elect trustees to fill existing vacancies in the Registrant's Board of Trustees in the event that less than a majority of the trustees have been elected to such position by shareholders. Registrant has also undertaken to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940, as amended.

(b) Registrant has undertaken to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders when available, upon request and without charge.


       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City and County of San Francisco and State of California on the 2nd day of March, 2005.


                          RS Investment Trust


                          By:  Terry R. Otton
                               --------------
                               Terry R. Otton
                               Title: Co-President and Co-Principal Executive
                                      Officer


     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A of RS Investment Trust has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURES                       TITLE                                              DATE
----------                       -----                                              ----
TERRY R. OTTON                   Co-President and Co-Principal Executive            March 2, 2005
---------------                  Officer
Terry R. Otton

TERRY R. OTTON                   Chief Financial and Accounting Officer             March 2, 2005
---------------
Terry R. Otton


-------------------              Trustee                                            March 2, 2005
Leonard B. Auerbach

JOHN W. GLYNN, JR.*              Trustee                                            March 2, 2005
-------------------
John W. Glynn, Jr.

JEROME S. CONTRO*                Trustee                                            March 2, 2005
-----------------
Jerome S. Contro

MICHAEL G. MCCAFFERY*            Trustee                                            March 2, 2005
---------------------
Michael G. McCaffery



                                 * By: /S/ BENJAMIN L. DOUGLAS
                                       -----------------------
                                        Benjamin L. Douglas
                                        Attorney-in-Fact pursuant to the powers
                                        of attorney previously filed
                                        or filed herewith.


                                  EXHIBIT INDEX

                               RS INVESTMENT TRUST


EXHIBIT NO.     TITLE OF EXHIBIT
-----------     ----------------
 d(i).(d)       Form of Further Revised Schedule 1 to Investment Advisory Agreement.
  q(i).         Power of Attorney for Trustee John W. Glynn.
  q(iii).       Power of Attorney for Trustee Jerome S. Contro.